UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387

Franklin Mutual Series Funds

(Exact name of registrant as specified in charter)

101 John F. Kennedy Parkway, Short Hills, NJ 07078-2705

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100

Date of fiscal year end: _12/31

Date of reporting period:  6/30/16

Item 1. Reports to Stockholders.

Contents

Semiannual Report
Franklin Mutual Beacon Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	26
Notes to Financial Statements	30
Shareholder Information	42

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual Beacon Fund

We are pleased to bring you Franklin Mutual Beacon Fund’s semiannual report for the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund focuses mainly on what the investment manager believes are undervalued mid- and large-cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +4.55% cumulative total return for the six months ended June 30, 2016. In comparison, the Fund’s new benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +1.02% total return, while its old equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +3.84% total return.1 As the investment manager believes the composition of the MSCI World Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 as the Fund’s benchmark. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The Fund held 33.0% of total net assets in foreign securities.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The euro-zone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Pharmaceuticals	11.3%
Software	11.0%
Banks	9.9%
Media	8.6%
Health Care Equipment & Supplies	5.7%
Communications Equipment	3.9%
Insurance	3.9%
Technology Hardware, Storage & Peripherals	3.3%
Oil, Gas & Consumable Fuels	3.2%
Tobacco	3.1%

GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other

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perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the result of the Brexit vote, signaling the beginning of the end of the U.K.’s 43-year membership in the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among investors regarding the consequences of Brexit in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, particularly in banks.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Three of the Fund’s top 10 positions at period-end were in health care.2 Merck, Medtronic and Switzerland-based Novartis are global companies that meet important customer needs with products protected by intellectual property. This focus on innovation that improves the lives of customers gives us confidence in the sustainability of their businesses. In addition, each has strong financial characteristics, including the ability to invest in research and development and acquisitions, while also

2. The health care sector comprises health care equipment and supplies and pharmaceuticals in the SOI.

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providing material returns to shareholders, and trading at valuations that are attractive from our perspective as value investors.

The Fund also featured three information technology (IT) firms in its top ten positions: Microsoft, Symantec and Samsung Electronics.3 Microsoft features a strong global business based on innovation and meeting customer needs, including its fast-growing cloud business, while also returning excess capital to shareholders through dividends and share buybacks. Symantec also competes through innovation in providing security software to individuals and enterprises. Following a restructuring of its activities, the company is now focused on the fast-growing market for web-related security, while also returning capital to shareholders. South Korea-based Samsung Electronics, another meaningful position of the Fund in this sector, competes in more capital intensive commodity markets such as memory semiconductors and smartphones. In these areas, we believe that Samsung has advantages of scale and expertise relative to many of its competitors. In our view, these firms, like the health care firms mentioned previously, share these positive attributes as well as valuations that we, as value investors, find compelling.

Merger and acquisition (M&A) activity continued to be strong in the first half of 2016, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high industry concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halliburton’s attempt to acquire Baker Hughes (a Fund holding) on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. We continue to be active in this space and work to ensure the potential rewards are big enough to outweigh the clear risks that exist in the current environment.

Credit spreads widened dramatically across industries and countries early in the period and subsequently narrowed. This was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors, including energy, metals and mining that were already experiencing distress. The precipitous decline in commodity prices globally over the past two years resulted in heightened bankruptcy activity. Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations where we feel that the yield reached attractive levels and that cheap enterprise valuation protected the downside. By the end of the period, credit spreads had tightened materially from their intra-period highs. Although the current environment seems less attractive to us than a few months ago, volatility remained at heightened levels. In our experience, we believe that patience will be rewarded and the increase in global risk premiums will result in more opportunities.

Turning to Fund performance, top contributors included British American Tobacco, oil and gas and exploration and production company Marathon Oil and metals and mining company Free-port McMoRan.

Shares of U.K.-based British American Tobacco rose as many equity market investors showed a preference for defensive stocks (perceived to be less sensitive to economic conditions and/or having an attractive dividend yield, such as consumer staples) amid tepid global economic conditions, the low interest-rate environment and the late June U.K. referendum result in favor of leaving the EU. In our view, British American Tobacco remains an attractive position given the current management team, its portfolio of brands and track record of returning capital to shareholders.

Improved crude oil prices during the period helped many energy sector stocks, including U.S.-based Marathon Oil. The company announced solid first-quarter results in May that were aided by lower-than-expected cash costs, solid production volume and the continued trend of capital expenditures running below guidance. In April, the company announced the sale of some sizable non-core assets which further strengthened its balance sheet. These positive events and a recently completed equity offering led to a reassessment of the risk faced by Marathon in the current environment, which we believe was substantively misperceived earlier in the year. Finally, in late June, Marathon announced an acquisition of Payrock Energy (not a Fund holding) which was well received by the market. We believe the price paid for the assets was reasonable and may significantly augment Marathon Oil’s attractive holdings in Oklahoma.

The Fund’s equity holdings in Freeport McMoRan moved in line with the general improvement of commodity prices through April, particularly for copper. In February, our position also benefited from positive events that were part of our investment thesis. Indonesia’s Energy and Mineral Resources Ministry granted Freeport a new six-month copper export permit. The permit ended a stoppage in the company’s Indonesia copper mining activities related to a dispute between Freeport and Indonesia’s government regarding payment for a new metal smelter. Later in the month, Freeport announced an agreement

3. The IT sector comprises communications equipment; Internet software and services; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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to sell its partial interest in an Arizona copper mine to Sumitomo Metal Mining for US$1 billion. In May, Freeport announced the sale of its stake in an African copper operation to China Molybdenum for US$2.7 billion. These transactions support Freeport’s efforts to sell US$5–$10 billion in assets and use the proceeds to reduce debt. The prices paid for the assets implied a copper price of $2.75–$3.00 per pound—compared to $2.15 per pound at period-end—which indicates an industry view of medium- to long-term prices.

During the period under review, Fund investments that detracted from performance included banking and financial services companies Société Générale and Wells Fargo and pharmaceutical services company Teva Pharmaceutical Industries.

The stock price of France-based lender Société Générale dropped sharply in late June as investors reacted negatively to the U.K.’s referendum vote in June to leave the EU. Earlier in the period, the company’s shares declined on full-year results that missed consensus estimates, largely due to soft investment banking numbers. Company management also stated that it would likely miss return targets in 2016 because of historically low interest rates and volatile financial markets.

Shares of U.S.-based lender Wells Fargo followed the broad-based decline in financial stocks in late June after the U.K.’s Brexit referendum result. The stock also dropped sharply in January and early February, driven by ongoing investor concerns about the health of the global economy, the bank’s loan exposure to U.S. energy companies as oil prices deteriorated, and scaled-back expectations regarding potential interest rate hikes by the U.S. Fed. We believe that investor concerns regarding Wells Fargo’s lending exposure to energy companies were overdone, the bank’s energy-related loan portfolio has performed in line with expectations and that, in our view, substantial reserves have already been set aside.

Shares of Israel-based Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February. The stock slid further in March after the company announced a delay in the closing of its acquisition of Allergan’s generics unit. Teva has been working to obtain approval from the U.S. Federal Trade Commission, including multiple asset sales agreements in June, in an effort to close the deal in July 2016. In our view, a delay of three to four months will postpone the potential realization of synergies but not have a meaningful impact on the expected medium-term value of the deal. Heightened concerns around generic price deflation were also a significant drag on the stock price despite Teva’s management stating that the company did not experience the sharp price declines affecting some competitors.

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Merck & Co. Inc.	3.7%
Pharmaceuticals, U.S.
Medtronic PLC	3.6%
Health Care Equipment & Supplies, U.S.
Samsung Electronics Co. Ltd.	3.3%
Technology Hardware, Storage & Peripherals,
South Korea
British American Tobacco PLC	3.1%
Tobacco, U.K.
JPMorgan Chase & Co.	3.1%
Banks, U.S.
Microsoft Corp.	3.1%
Software, U.S.
Novartis AG	3.1%
Pharmaceuticals, Switzerland
Symantec Corp.	3.0%
Software, U.S.
Wells Fargo & Co.	2.9%
Banks, U.S.
Vodaphone Group PLC	2.8%
Wireless Telecommunication Services, U.K.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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Thank you for your continued participation in Franklin Mutual Beacon Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Christian Correa has been portfolio manager for Franklin Mutual Beacon Fund since 2007 and a co-portfolio manager since December 2010. He joined Franklin Temple-ton Investments in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Mandana Hormozi has been a co-portfolio manager for Franklin Mutual Beacon Fund since 2010 and was assistant portfolio manager for the Fund since 2009. Before that, she was assistant portfolio manager for Franklin Mutual Global Discovery Fund since 2007. She has been an analyst for Franklin Mutual Advisers since 2003, when she joined Franklin Templeton Investments. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

Aman Gupta has been assistant portfolio manager for Franklin Mutual Beacon Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2010. Previously, Mr. Gupta was a senior equity analyst and director at Evergreen Investments, where he covered the health care industry with additional responsibilities in the consumer and industrials sectors.

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Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15	Change
Z (BEGRX)	$14.95	$14.30	+$0.65
A (TEBIX)	$14.82	$14.20	+$0.62
C (TEMEX)	$14.66	$14.10	+$0.56
R (n/a)	$14.65	$14.05	+$0.60
R6 (FMBRX)	$14.95	$14.30	+$0.65

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Performance as of 6/30/16

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[1]	Total Return[2]	Investment[3]	Operating Expenses[4]
Z				0.84%
6-Month	+4.55%	+4.55%	$10,455
1-Year	-2.89%	-2.89%	$9,711
5-Year	+48.68%	+8.26%	$14,868
10-Year	+58.05%	+4.68%	$15,805
A				1.09%
6-Month	+4.37%	-1.66%	$9,834
1-Year	-3.09%	-8.69%	$9,131
5-Year	+46.61%	+6.68%	$13,817
10-Year	+53.47%	+3.76%	$14,462
C				1.84%
6-Month	+3.97%	+2.97%	$10,297
1-Year	-3.87%	-4.74%	$9,526
5-Year	+41.43%	+7.18%	$14,143
10-Year	+43.07%	+3.65%	$14,307
R				1.34%
6-Month	+4.27%	+4.27%	$10,427
1-Year	-3.37%	-3.37%	$9,663
5-Year	+45.02%	+7.72%	$14,502
Since Inception (10/30/09)	+79.96%	+9.21%	$17,996
R6				0.74%
6-Month	+4.55%	+4.55%	$10,455
1-Year	-2.78%	-2.78%	$9,722
3-Year	+22.41%	+6.97%	$12,241
Since Inception (5/1/13)	+25.39%	+7.41%	$12,539

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operat- ing expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$1,045.50	$4.07
Hypothetical (5% return before expenses)	$1,000	$1,020.89	$4.02
A
Actual	$1,000	$1,043.70	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.27
C
Actual	$1,000	$1,039.70	$9.13
Hypothetical (5% return before expenses)	$1,000	$1,015.91	$9.02
R
Actual	$1,000	$1,042.70	$6.60
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.52
R6
Actual	$1,000	$1,045.50	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.38	$3.52

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Z: 0.80%; A: 1.05%; C: 1.80%; R: 1.30%; and R6: 0.70%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Semiannual Report 13

FRANKLIN MUTUAL BEACON FUND

Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.30	$16.59	$16.91	$13.36	$11.68	$12.32
Income from investment operations[a]:
Net investment income[b]	0.28 [c]	0.29	0.54 [d]	0.31	0.24	0.28
Net realized and unrealized gains (losses)	0.37	(0.99)	0.62	3.56	1.68	(0.57)
Total from investment operations	0.65	(0.70)	1.16	3.87	1.92	(0.29)
Less distributions from:
Net investment income	—	(0.37)	(0.69)	(0.32)	(0.24)	(0.35)
Net realized gains	—	(1.22)	(0.79)	—	—	—
Total distributions	—	(1.59)	(1.48)	(0.32)	(0.24)	(0.35)
Net asset value, end of period	$14.95	$14.30	$16.59	$16.91	$13.36	$11.68

Total return[e]	4.55%	(4.14)%	6.82%	29.11%	16.44%	(2.15)%

Ratios to average net assets[f]
Expenses[g]	0.80%[h]	0.84%[h,i]	0.83%[h]	0.80%[h]	0.84%	0.84%
Expenses incurred in connection with securities
sold short	—%[j]	0.04%	0.04%	—%[j]	0.01%	—%[j]
Net investment income	3.99%[c]	1.73%	3.14%[d]	2.02%	1.87%	2.24%

Supplemental data
Net assets, end of period (000’s)	$2,384,510	$2,420,165	$2,774,929	$2,876,322	$2,450,546	$2,423,177
Portfolio turnover rate	13.33%	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.78%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$14.20	$16.47	$16.80	$13.28	$11.61	$12.24
Income from investment operations[a]:
Net investment income[b]	0.26 [c]	0.24	0.49 [d]	0.26	0.20	0.24
Net realized and unrealized gains
(losses)	0.36	(0.97)	0.60	3.54	1.67	(0.56)
Total from investment operations	0.62	(0.73)	1.09	3.80	1.87	(0.32)
Less distributions from:
Net investment income	—	(0.32)	(0.63)	(0.28)	(0.20)	(0.31)
Net realized gains	—	(1.22)	(0.79)	—	—	—
Total distributions	—	(1.54)	(1.42)	(0.28)	(0.20)	(0.31)
Net asset value, end of period	$14.82	$14.20	$16.47	$16.80	$13.28	$11.61

Total return[e]	4.37%	(4.33)%	6.48%	28.70%	16.10%	(2.50)%

Ratios to average net assets[f]
Expenses[g]	1.05%[h]	1.12%[h,i]	1.13%[h]	1.10%[h]	1.14%	1.14%
Expenses incurred in connection with
securities sold short	—%[j]	0.04%	0.04%	—%[j]	0.01%	—%[j]
Net investment income	3.74%[c]	1.45%	2.84%[d]	1.72%	1.57%	1.94%

Supplemental data
Net assets, end of period (000’s)	$979,737	$1,019,568	$1,101,706	$1,148,409	$983,981	$1,062,477
Portfolio turnover rate	13.33%	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.53%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.10	$16.36	$16.70	$13.21	$11.54	$12.16
Income from investment operations[a]:
Net investment income[b]	0.21 [c]	0.12	0.37 [d]	0.15	0.11	0.15
Net realized and unrealized gains (losses)	0.35	(0.96)	0.59	3.51	1.66	(0.55)
Total from investment operations	0.56	(0.84)	0.96	3.66	1.77	(0.40)
Less distributions from:
Net investment income	—	(0.20)	(0.51)	(0.17)	(0.10)	(0.22)
Net realized gains	—	(1.22)	(0.79)	—	—	—
Total distributions	—	(1.42)	(1.30)	(0.17)	(0.10)	(0.22)
Net asset value, end of period	$14.66	$14.10	$16.36	$16.70	$13.21	$11.54

Total return[e]	3.97%	(5.06)%	5.78%	27.79%	15.29%	(3.15)%

Ratios to average net assets[f]
Expenses[g]	1.80%[h]	1.84%[h,i]	1.83%[h]	1.80%[h]	1.84%	1.84%
Expenses incurred in connection with securities sold
short	—%[j]	0.04%	0.04%	—%[j]	0.01%	—%[j]
Net investment income	2.99%[c]	0.73%	2.14%[d]	1.02%	0.87%	1.24%

Supplemental data
Net assets, end of period (000’s)	$269,699	$285,333	$320,832	$336,222	$295,958	$315,390
Portfolio turnover rate	13.33%	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.78%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.05	$16.33	$16.68	$13.19	$11.52	$12.16
Income from investment operations[a]:
Net investment income[b]	0.25 [c]	0.20	0.44 [d]	0.23	0.18	0.21
Net realized and unrealized gains (losses)	0.35	(0.97)	0.61	3.50	1.66	(0.55)
Total from investment operations	0.60	(0.77)	1.05	3.73	1.84	(0.34)
Less distributions from:
Net investment income	—	(0.29)	(0.61)	(0.24)	(0.17)	(0.30)
Net realized gains	—	(1.22)	(0.79)	—	—	—
Total distributions	—	(1.51)	(1.40)	(0.24)	(0.17)	(0.30)
Net asset value, end of period	$14.65	$14.05	$16.33	$16.68	$13.19	$11.52

Total return[e]	4.27%	(4.61)%	6.31%	28.34%	15.95%	(2.69)%

Ratios to average net assets[f]
Expenses[g]	1.30%[h]	1.34%[h,i]	1.33%[h]	1.30%[h]	1.34%	1.34%
Expenses incurred in connection with securities
sold short	—%[j]	0.04%	0.04%	—%[j]	0.01%	—%[j]
Net investment income	3.49%[c]	1.23%	2.64%[d]	1.52%	1.37%	1.74%

Supplemental data
Net assets, end of period (000’s)	$1,782	$2,343	$2,246	$1,956	$1,905	$2,039
Portfolio turnover rate	13.33%	35.80%	40.06%	32.95%	43.23%	51.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.28%.
dNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN MUTUAL BEACON FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.30	$16.58	$16.88	$14.77
Income from investment operations[b]:
Net investment income[c]	0.29 [d]	0.30	0.56 [e]	0.24
Net realized and unrealized gains (losses)	0.36	(0.98)	0.63	2.21
Total from investment operations	0.65	(0.68)	1.19	2.45
Less distributions from:
Net investment income	—	(0.38)	(0.70)	(0.34)
Net realized gains	—	(1.22)	(0.79)	—
Total distributions	—	(1.60)	(1.49)	(0.34)
Net asset value, end of period	$14.95	$14.30	$16.58	$16.88

Total return[f]	4.55%	(3.98)%	6.91%	16.83%

Ratios to average net assets[g]
Expenses before waiver, payments by affiliates and expense reduction[h]	0.70%	0.74%	0.74%	2.10%
Expenses net of waiver, payments by affiliates and expense reduction[h,i]	0.70%	0.74%[j]	0.74%	0.71%
Expenses incurred in connection with securities sold short	—%[k]	0.04%	0.04%	—%[k]
Net investment income	4.09%[d]	1.83%	3.23%[e]	2.11%

Supplemental data
Net assets, end of period (000’s)	$48,338	$48,844	$50,868	$6
Portfolio turnover rate	13.33%	35.80%	40.06%	32.95%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.88%.
eNet investment income per share includes approximately $0.24 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.83%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND

Statement of Investments, June 30, 2016 (unaudited)
	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 86.8%
Aerospace & Defense 2.3%
[a,b] KLX Inc	United States	2,761,040	$85,592,240
Auto Components 0.3%
[a,c] International Automotive Components Group Brazil LLC	Brazil	2,846,329	46,859
[a,c,d] International Automotive Components Group North America LLC	United States	22,836,904	10,074,866
			10,121,725
Banks 9.9%
JPMorgan Chase & Co	United States	1,854,380	115,232,002
Societe Generale SA	France	2,239,390	70,119,083
Standard Chartered PLC	United Kingdom	9,642,557	72,592,799
Wells Fargo & Co	United States	2,226,980	105,402,963
			363,346,847
Chemicals 1.9%
The Chemours Co. LLC	United States	2,561,641	21,107,922
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,598,548	—
Syngenta AG	Switzerland	65,090	24,946,388
Tronox Ltd., A	United States	5,442,927	24,003,308
			70,057,618
Communications Equipment 3.9%
Cisco Systems Inc	United States	2,338,442	67,089,901
Nokia Corp., ADR	Finland	13,490,744	76,762,333
			143,852,234
Construction & Engineering 1.0%
Sinopec Engineering Group Co. Ltd	China	40,135,700	35,901,728
Consumer Finance 2.4%
Capital One Financial Corp	United States	1,408,418	89,448,627
Diversified Telecommunication Services 2.8%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	60,632,757	—
Koninklijke KPN NV	Netherlands	28,086,580	101,473,645
			101,473,645
Electrical Equipment 0.1%
[a] Sensata Technologies Holding NV	United States	107,710	3,758,002
Energy Equipment & Services 1.8%
Baker Hughes Inc	United States	1,462,257	65,991,658
Food & Staples Retailing 3.1%
[a] Rite Aid Corp	United States	2,379,041	17,819,017
Walgreens Boots Alliance Inc	United States	1,177,451	98,046,345
			115,865,362
Health Care Equipment & Supplies 6.2%
Medtronic PLC	United States	1,544,700	134,033,619
St. Jude Medical Inc	United States	490,820	38,283,960
Stryker Corp	United States	483,703	57,962,130
			230,279,709
Insurance 3.9%
The Allstate Corp	United States	808,866	56,580,177
White Mountains Insurance Group Ltd	United States	102,299	86,135,758
			142,715,935

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Semiannual Report 19

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Internet Software & Services 1.4%
[a] Baidu Inc., ADR	China	313,577	$51,787,241
IT Services 0.8%
Xerox Corp	United States	2,957,703	28,068,601
Machinery 1.9%
Caterpillar Inc	United States	929,960	70,500,268
Media 8.6%
[a] Charter Communications Inc., A	United States	239,187	54,687,716
[a] DISH Network Corp., A	United States	520,481	27,273,204
[a] Liberty Global PLC LiLAC, C	United Kingdom	247,867	8,053,201
[a] Liberty Global PLC, C	United Kingdom	1,986,610	56,916,377
Time Warner Inc	United States	1,351,872	99,416,667
Twenty-First Century Fox Inc., B	United States	2,574,318	70,150,165
			316,497,330
Metals & Mining 1.4%
[g,h] Freeport-McMoRan Inc., B	United States	4,791,069	53,372,509
Oil, Gas & Consumable Fuels 3.2%
Marathon Oil Corp	United States	6,204,169	93,124,577
[a,c,d] Warrior Met Coal LLC, A	United States	10,273	1,035,687
[a,c,d] Warrior Met Coal LLC, B	United States	24,026	2,422,215
The Williams Cos. Inc	United States	947,112	20,486,032
			117,068,511
Pharmaceuticals 11.3%
Eli Lilly & Co	United States	1,023,009	80,561,959
GlaxoSmithKline PLC	United Kingdom	2,150,447	46,007,530
Merck & Co. Inc	United States	2,342,630	134,958,914
Novartis AG, ADR	Switzerland	1,361,860	112,367,068
Teva Pharmaceutical Industries Ltd., ADR	Israel	869,603	43,680,159
			417,575,630
Software 11.0%
CA Inc	United States	2,331,659	76,548,365
[a] Check Point Software Technologies Ltd	Israel	613,666	48,896,907
Microsoft Corp	United States	2,210,782	113,125,715
Open Text Corp	Canada	926,638	54,819,904
Symantec Corp	United States	5,413,230	111,187,744
			404,578,635
Specialty Retail 0.3%
[a] Office Depot Inc	United States	3,481,770	11,524,659
Technology Hardware, Storage & Peripherals 1.4%
Samsung Electronics Co. Ltd	South Korea	41,103	50,810,916
Tobacco 3.1%
British American Tobacco PLC	United Kingdom	1,796,882	116,036,462
Wireless Telecommunication Services 2.8%
Vodafone Group PLC	United Kingdom	33,931,619	102,998,924
Total Common Stocks and Other Equity Interests
(Cost $2,804,571,778)			3,199,225,016

20 Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units		Value
Preferred Stocks 3.9%
Automobiles 2.0%
[i] Porsche Automobil Holding SE, 2.446% pfd	Germany	389,371		$17,864,257
[i] Volkswagen AG, 0.157% pfd	Germany	449,777		54,066,606
				71,930,863
Technology Hardware, Storage & Peripherals 1.9%
[i] Samsung Electronics Co. Ltd., 1.775% pfd	South Korea	70,039		71,877,558
Total Preferred Stocks (Cost $134,357,213)				143,808,421

		Principal
		Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 2.5%
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	18,873,000		14,414,254
[j,k] Tranche D Term Loan, 7.21%, 1/30/19	United States	15,813,482		11,622,910
[j,k] Tranche E Term Loan, 7.96%, 7/30/19	United States	5,080,935		3,737,663
[l] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	2,208,000		1,893,360
senior bond, 144A, 7.25%, 7/15/22	United States	1,654,000		1,426,906
senior note, 144A, 6.375%, 10/15/20	United States	16,366,000		14,156,590
[j,k,m] Veritas Software Corp.,
Term Loan B1, 6.625%, 6/15/23	United States	118,703	EUR	112,430
Term Loan B1, 6.625%, 1/27/23	United States	11,349,733		9,931,016
Term Loan B2, 8.625%, 1/27/23	United States	10,956,295		9,408,718
[l] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	13,577,000		11,608,335
[l] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	13,099,000		14,048,677
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $98,532,590)				92,360,859
Corporate Notes and Senior Floating Rate Interests in
Reorganization 2.1%
[c,n] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	10,848		—
[j,k,n] Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	7,949,777		7,843,783
Term B-6-B Loans	United States	33,533,690		33,617,524
Term B-7 Loans	United States	10,720,130		10,836,261
[n] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	14,349,000		322,853
[j,k,n] Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.943%, 10/10/17	United States	46,282,735		15,524,016
[l,n] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A,
4.934%, 10/01/20	United States	28,306,000		9,694,805
[l,n,o] Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	4,557,750		1,595
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $123,589,931)				77,840,837

		Shares
Companies in Liquidation 0.2%
[a] Adelphia Recovery Trust	United States	48,268,724		101,364
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	6,161,087		61,611
[a,b,c,d] CB FIM Coinvestors LLC	United States	15,831,950		—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	16,986,000		—
[a,c] FIM Coinvestor Holdings I, LLC	United States	19,805,560		—

franklintempleton.com

Semiannual Report 21

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares		Value
Companies in Liquidation (continued)
[a,p] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	163,140,446		$5,098,139
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	496,810		—
Total Companies in Liquidation (Cost $15,480,090)				5,261,114

		Principal
		Amount*
Municipal Bonds (Cost $14,893,432) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	17,038,000		11,394,162

		Notional
	Counterparty	Amount*
Options Purchased 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
CNY/USD, August Strike Price 7.387 CNY, Expires 8/03/16	FBCO	72,563,026	CNY	29
CNY/USD, August Strike Price 7.398 CNY, Expires 8/03/16	HSBC	215,783,503	CNY	58
CNY/USD, August Strike Price 7.43 CNY, Expires 8/03/16	FBCO	36,495,179	CNY	5
CNY/USD, August Strike Price 7.44 CNY, Expires 8/03/16	HSBC	58,470,878	CNY	8
CNY/USD, August Strike Price 7.51 CNY, Expires 8/03/16	FBCO	184,439,404	CNY	25
CNY/USD, December Strike Price 7.255 CNY, Expires 12/14/16	HSBC	101,885,593	CNY	64,544
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	HSBC	115,149,530	CNY	70,959
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	MSCS	65,544,866	CNY	40,391
Total Options Purchased (Cost $988,744)				176,019
Total Investments before Short Term Investments
(Cost $3,192,413,778)				3,530,066,428

		Principal
	Country	Amount*
Short Term Investments 3.6%
U.S. Government and Agency Securities 3.6%
FHLB, 7/01/16	United States	47,900,000		47,900,000
g,q U.S. Treasury Bill, 7/07/16 - 12/08/16	United States	83,915,000		83,859,709
Total U.S. Government and Agency Securities
(Cost $131,726,630)				131,759,709
Total Investments (Cost $3,324,140,408) 99.4%				3,661,826,137
Options Written (0.0)%†				(165,255)
Securities Sold Short (0.5)%				(16,801,330)
Other Assets, less Liabilities 1.1%				39,206,317
Net Assets 100.0%				$3,684,065,869

		Number of
		Contracts
[r] Options Written (Premiums Received $227,495) (0.0)%†
Calls - Exchange-Traded
Metals & Mining (0.0)%†
Freeport-McMoRan Inc., B, August Strike Price $12, Expires 8/19/16	United States	2,395		$(165,255)

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
[s] Securities Sold Short (Proceeds $16,551,206) (0.5)%
Common Stocks
Health Care Equipment & Supplies (0.5)%
Abbott Laboratories	United States	427,406	$(16,801,330)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 9 regarding restricted securities.
dAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days.
gA portion or all of the security has been segregated as collateral for securities sold short and open written options contracts. At June 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $28,116,765, representing 0.8% of net assets
hA portion or all of the security is held in connection with written option contracts open at period end.
iVariable rate security. The rate shown represents the yield at period end.
jSee Note 1(h) regarding senior floating rate interests.
kThe coupon rate shown represents the rate at period end.
lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $52,830,268, representing 1.4% of net assets.

mSecurity purchased on a delayed delivery basis. See Note 1(c).
nSee Note 8 regarding credit risk and defaulted securities.
oIncome may be received in additional securities and/or cash.
pBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
qThe security is traded on a discount basis with no stated coupon rate.
rSee Note 1(d) regarding written options.
sSee Note 1(f) regarding securities sold short.

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Semiannual Report 23

FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	953	$132,318,094	9/19/16	$3,696,526	$—
GBP/USD		Short	1,705	141,174,000	9/19/16	13,434,984	—
Total Futures Contracts						$17,131,510	$—
Net unrealized appreciation (depreciation)						$17,131,510

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	5,487,865	$6,138,585	7/06/16	$5,880	$(51,844)
Euro	BANT	Sell	14,942,958	16,325,874	7/06/16	9,394	(273,172)
Euro	BONY	Buy	6,192,665	6,938,120	7/06/16	—	(63,031)
Euro	FBCO	Buy	7,396,606	8,298,757	7/06/16	—	(87,054)
Euro	FBCO	Sell	1,912,905	2,166,694	7/06/16	42,989	—
Euro	HSBC	Buy	5,615,575	6,292,133	7/06/16	—	(57,729)
Euro	HSBC	Sell	14,988,723	16,378,021	7/06/16	11,056	(273,497)
Euro	SSBT	Buy	7,151,875	8,014,016	7/06/16	—	(74,014)
British Pound	BANT	Buy	5,051,843	7,095,749	7/21/16	9,924	(368,300)
British Pound	BANT	Sell	21,541,396	30,545,506	7/21/16	1,816,894	—
British Pound	DBFX	Sell	728,544	1,048,593	7/21/16	76,973	—
British Pound	FBCO	Sell	1,101,397	1,573,136	7/21/16	104,262	—
British Pound	HSBC	Buy	3,237,326	4,459,066	7/21/16	16,265	(157,882)
British Pound	HSBC	Sell	17,604,529	24,950,183	7/21/16	1,471,960	—
British Pound	SSBT	Buy	2,291,241	3,274,645	7/21/16	—	(218,939)
British Pound	SSBT	Sell	1,233,769	1,764,697	7/21/16	119,285	—
Euro	BANT	Buy	2,363,231	2,600,113	7/21/16	25,014	—
Euro	BANT	Sell	53,284,672	58,606,566	7/21/16	89,278	(672,453)
Euro	BONY	Buy	2,839,547	3,125,583	7/21/16	28,646	—
Euro	BONY	Sell	4,237,950	4,671,250	7/21/16	13,616	(49,971)
Euro	DBFX	Sell	176,000	192,815	7/21/16	—	(2,690)
Euro	FBCO	Buy	3,718,284	4,093,916	7/21/16	36,432	—
Euro	FBCO	Sell	3,788,000	4,253,415	7/21/16	65,780	(20,155)
Euro	HSBC	Buy	3,718,284	4,094,760	7/21/16	35,588	—
Euro	HSBC	Sell	11,701,861	12,945,360	7/21/16	21,829	(75,143)
Euro	SSBT	Buy	3,718,284	4,089,715	7/21/16	40,634	—
Euro	SSBT	Sell	13,143,679	14,574,958	7/21/16	54,539	(79,858)
South Korean Won	BANT	Buy	13,496,795,884	11,474,740	8/12/16	235,307	(7,834)
South Korean Won	BANT	Sell	20,260,642,585	16,884,783	8/12/16	3,083	(685,013)
South Korean Won	FBCO	Sell	35,903,807,971	30,800,529	8/12/16	254,076	(583,455)
South Korean Won	HSBC	Buy	5,153,308,970	4,453,451	8/12/16	30,176	(15,521)
South Korean Won	HSBC	Sell	37,788,684,915	31,316,547	8/12/16	5,720	(1,453,337)
British Pound	BANT	Sell	7,113,929	10,144,630	8/19/16	654,494	—
British Pound	FBCO	Sell	3,000,000	4,283,550	8/19/16	281,485	—
British Pound	HSBC	Sell	1,867,388	2,662,262	8/19/16	171,126	—
Euro	HSBC	Sell	7,658,283	8,724,478	10/03/16	193,368	—
Euro	SSBT	Sell	6,233,454	7,109,230	10/03/16	165,338	—
Euro	BANT	Sell	4,093,670	4,659,130	10/18/16	96,154	—
Euro	SSBT	Sell	3,230,387	3,660,164	10/18/16	59,440	—
British Pound	SSBT	Sell	3,429,894	4,933,868	10/24/16	354,645	—
Euro	BANT	Sell	15,107,699	17,494,715	11/04/16	643,552	—
Euro	HSBC	Sell	15,107,699	17,502,269	11/04/16	651,106	—
South Korean Won	BANT	Sell	15,376,612,591	13,319,028	11/14/16	—	(5,311)
South Korean Won	FBCO	Sell	14,183,133,306	12,304,856	11/14/16	15,511	(805)
South Korean Won	HSBC	Sell	33,736,577,246	29,537,368	11/14/16	319,509	(15,991)

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FRANKLIN MUTUAL BEACON FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BANT	Sell	3,170,837	$3,545,498	11/18/16	$6,751	$—
Euro	BONY	Sell	13,976,930	15,877,776	11/18/16	279,693	(583)
Euro	HSBC	Sell	20,243,557	22,931,756	11/18/16	339,429	(79)
Euro	SSBT	Sell	3,503,492	3,948,387	11/18/16	38,527	(141)
British Pound	BANT	Sell	1,684,587	2,257,305	11/23/16	9,899	(2,570)
British Pound	BONY	Sell	23,081,905	33,644,621	11/23/16	2,815,850	—
British Pound	FBCO	Sell	414,688	560,814	11/23/16	6,946	—
British Pound	HSBC	Sell	17,366,777	25,007,296	11/23/16	1,816,728	(4,935)
British Pound	SSBT	Sell	3,036,581	4,066,439	11/23/16	16,606	(5,900)
Total Forward Exchange Contracts						$13,560,757	$(5,307,207)
Net unrealized appreciation (depreciation)						$8,253,550

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 41.

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FRANKLIN MUTUAL BEACON FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,217,669,673
Cost - Non-controlled affiliates (Note 11)	106,470,735
Total cost of investments	$3,324,140,408
Value - Unaffiliated issuers	$3,576,233,897
Value - Non-controlled affiliates (Note 11)	85,592,240
Total value of investments	3,661,826,137
Cash	2,804,856
Restricted Cash (Note 1e)	700,000
Foreign currency, at value (cost $2,594,625)	2 ,589,979
Receivables:
Investment securities sold	8,576,196
Capital shares sold	1,107,163
Dividends and interest	20,890,549
European Union tax reclaims	1,876,063
Due from brokers	26,914,250
Variation margin	2,324,081
Unrealized appreciation on OTC forward exchange contracts	13,560,757
Other assets	1,929
Total assets	3,743,171,960
Liabilities:
Payables:
Investment securities purchased	27,809,218
Capital shares redeemed	3,238,701
Management fees	2,033,007
Distribution fees	860,815
Transfer agent fees	655,589
Trustees’ fees and expenses	226,853
Options written, at value (premiums received $227,495)	165,255
Securities sold short, at value (proceeds $16,551,206)	16,801,330
Due to brokers	1,800,000
Unrealized depreciation on OTC forward exchange contracts	5,307,207
Accrued expenses and other liabilities	208,116
Total liabilities	59,106,091
Net assets, at value	$3,684,065,869
Net assets consist of:
Paid-in capital	$3,137,801,047
Undistributed net investment income	65,324,954
Net unrealized appreciation (depreciation)	362,255,223
Accumulated net realized gain (loss)	118,684,645
Net assets, at value	$3,684,065,869

26 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$2,384,509,508
Shares outstanding	159,550,542
Net asset value and maximum offering price per share	$14.95
Class A:
Net assets, at value	$979,737,066
Shares outstanding	66,127,320
Net asset value per share[a]	$14.82
Maximum offering price per share (net asset value per share ÷ 94.25%)	$15.72
Class C:
Net assets, at value	$269,699,136
Shares outstanding	18,394,630
Net asset value and maximum offering price per share[a]	$14.66
Class R:
Net assets, at value	$1,781,708
Shares outstanding	121,624
Net asset value and maximum offering price per share	$14.65
Class R6:
Net assets, at value	$48,338,451
Shares outstanding	3,233,291
Net asset value and maximum offering price per share	$14.95
[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends	$80,599,991
Interest	5,484,057
Total investment income	86,084,048
Expenses:
Management fees (Note 3a)	12,130,375
Distribution fees: (Note 3c)
Class A	1,202,786
Class C	1,337,830
Class R	4,656
Transfer agent fees: (Note 3e)
Class Z	1,195,202
Class A	497,083
Class C	138,205
Class R	962
Class R6	380
Custodian fees (Note 4)	67,605
Reports to shareholders	106,643
Registration and filing fees	56,391
Professional fees	105,563
Trustees’ fees and expenses	63,959
Dividends and/or interest on securities sold short	16,342
Other	39,802
Total expenses	16,963,784
Expense reductions (Note 4)	(2,150)
Net expenses	16,961,634
Net investment income	69,122,414
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	94,692,546
Controlled affiliates (Note 11)	(216,447)
Written options	256,163
Foreign currency transactions	14,168,422
Futures contracts	749,515
Securities sold short	(659,832)
Net realized gain (loss)	108,990,367
Net change in unrealized appreciation (depreciation) on:
Investments	(30,540,129)
Translation of other assets and liabilities denominated in foreign currencies	(7,533,537)
Written options	62,240
Futures contracts	12,982,856
Net change in unrealized appreciation (depreciation)	(25,028,570)
Net realized and unrealized gain (loss)	83,961,797
Net increase (decrease) in net assets resulting from operations	$153,084,211

28 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL BEACON FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$69,122,414	$66,294,977
Net realized gain (loss)	108,990,367	283,496,093
Net change in unrealized appreciation (depreciation)	(25,028,570)	(520,319,967)
Net increase (decrease) in net assets resulting from operations	153,084,211	(170,528,897)
Distributions to shareholders from:
Net investment income:
Class Z	—	(58,009,414)
Class A	—	(21,453,939)
Class C	—	(3,841,292)
Class R	—	(47,012)
Class R6	—	(1,193,201)
Net realized gains:
Class Z	—	(192,557,510)
Class A	—	(81,200,001)
Class C	—	(23,270,842)
Class R	—	(194,535)
Class R6	—	(3,774,972)
Total distributions to shareholders	—	(385,542,718)
Capital share transactions: (Note 2)
Class Z	(136,608,481)	767,996
Class A	(79,768,856)	68,017,445
Class C	(25,590,958)	7,516,255
Class R	(618,482)	458,707
Class R6	(2,683,088)	4,982,646
Total capital share transactions	(245,269,865)	81,743,049
Net increase (decrease) in net assets	(92,185,654)	(474,328,566)
Net assets:
Beginning of period	3,776,251,523	4,250,580,089
End of period	$3,684,065,869	$3,776,251,523
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$65,324,954	$(3,797,460)

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FRANKLIN MUTUAL BEACON FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Beacon Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

30 Semiannual Report

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an

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Semiannual Report 31

FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $7,910,766 in United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and OTC option contracts primarily to manage exposure to equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	2,623,763	$37,565,299	6,184,343	$103,977,966
Shares issued in reinvestment of distributions	—	—	16,350,016	235,028,910
Shares redeemed	(12,293,107)	(174,173,780)	(20,624,311)	(338,238,880)
Net increase (decrease)	(9,669,344)	$(136,608,481)	1,910,048	$767,996
Class A Shares:
Shares sold	2,209,107	$31,097,440	9,371,751	$155,165,698
Shares issued in reinvestment of distributions	—	—	7,035,175	100,397,421
Shares redeemed	(7,903,403)	(110,866,296)	(11,467,151)	(187,545,674)
Net increase (decrease)	(5,694,296)	$(79,768,856)	4,939,775	$68,017,445
Class C Shares:
Shares sold	308,096	$4,292,202	1,843,908	$30,482,924
Shares issued in reinvestment of distributions	—	—	1,808,301	25,661,223
Shares redeemed	(2,148,832)	(29,883,160)	(3,024,983)	(48,627,892)
Net increase (decrease)	(1,840,736)	$(25,590,958)	627,226	$7,516,255
Class R Shares:
Shares sold	19,399	$266,203	32,967	$537,011
Shares issued in reinvestment of distributions	—	—	17,101	241,547
Shares redeemed	(64,476)	(884,685)	(20,923)	(319,851)
Net increase (decrease)	(45,077)	$(618,482)	29,145	$458,707
Class R6 Shares:
Shares sold	164,726	$2,342,073	757,819	$11,893,414
Shares issued in reinvestment of distributions	—	—	5,769	82,858
Shares redeemed	(347,201)	(5,025,161)	(415,071)	(6,993,626)
Net increase (decrease)	(182,475)	$(2,683,088)	348,517	$4,982,646

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$67,744
CDSC retained	$4,279

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2016, the Fund paid transfer agent fees of $1,831,832, of which $777,631 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$227,296
[b]Increase in projected benefit obligation	$6,049
Benefit payments made to retired trustees	$(1,844)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$3,343,899,869
Unrealized appreciation	$694,703,893
Unrealized depreciation	(376,777,625)
Net unrealized appreciation (depreciation)	$317,926,268

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $473,969,772 and $651,911,891, respectively.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7. Investment Transactions (continued)

Transactions in options written during the period ended June 30, 2016, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2015	—	$—
Options written	4,790	483,658
Options expired	(2,395)	(256,163)
Options exercised	—	—
Options closed	—	—
Options outstanding at June 30, 2016	2,395	$227,495

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $77,840,837, representing 2.1% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer		Dates	Cost	Value
10,848	Broadband Ventures III LLC, secured promissory note,
	5.00%, 2/01/12	7/01/10 - 11/30/12		$10,848	$—
15,831,950	CB FIM Coinvestors LLC	1/15/09 -	6/02/09	—	—
19,805,560	FIM Coinvestor Holdings I, LLC	11/20/06 -	6/02/09	—	—
2,846,329	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08		1,890,264	46,859
22,836,904	International Automotive Components Group North America LLC	1/12/06 -	3/18/13	18,692,218	10,074,866
10,273	Warrior Met Coal LLC, A	9/19/14 - 12/04/14		13,493,478	1,035,687
24,026	Warrior Met Coal LLC, B	3/31/16 -	6/23/16	1,922,095	2,422,215
	Total Restricted Securities (Value is 0.4% of Net Assets)			$36,008,903	$13,579,627

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at	$176,019	[a]
	value
	Variation margin	17,131,510	[b]
	Unrealized appreciation on	13,560,757		Unrealized depreciation on	$5,307,207
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Equity contracts				Options written, at value	165,255
Totals		$30,868,286			$5,472,462

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss)			Net change in unrealized
	from:			appreciation (depreciation)
				on:
Foreign exchange contracts				Investments	$(812,725)[a]
	Foreign currency	$14,716,530	[b]	Translation of other assets	(7,125,123)[b]
	transactions			and liabilities denominated
				in foreign currencies
	Futures contracts	749,515		Futures contracts	12,982,856
Equity contracts	Written options	256,163		Written options	62,240
Totals		$15,722,208			$5,107,248

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 0.9% of average month end net assets. The average month end number of open derivative contracts for the period was 138.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN MUTUAL BEACON FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

	Number
	of Shares			Number of
	Held at			Shares Held	Value		Realized
	Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)
Controlled Affiliates[a]
PMG LLC	5,455	—	(5,455)	—	$—	$—	$(216,447)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	15,831,950	—	—	15,831,950	$—	$—	$—
KLX Inc	2,576,340	184,700	—	2,761,040	85,592,240	—	—
Total Non-Controlled Affiliates					85,592,240	—	—
Total Affiliated Securities (Value is 2.3% of Net Assets)					$85,592,240	$—	$(216,447)

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$10,121,725	$10,121,725
Oil, Gas & Consumable Fuels	113,610,609	—	3,457,902	117,068,511
All other Equity Investments[b]	3,215,843,201	—	—[c]	3,215,843,201
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	92,360,859	—	92,360,859
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	77,840,837	—[c]	77,840,837
Companies in Liquidation	101,364	5,159,750	—[c]	5,261,114
Municipal Bonds	—	11,394,162	—	11,394,162
Options Purchased	—	176,019	—	176,019
Short Term Investments	83,859,709	47,900,000	—	131,759,709
Total Investments in Securities	$3,413,414,883	$234,831,627	$13,579,627	$3,661,826,137
Other Financial Instruments
Futures Contracts	$17,131,510	$—	$—	$17,131,510
Forward Exchange Contracts	—	13,560,757	—	13,560,757
Total Other Financial Instruments	$17,131,510	$13,560,757	$—	$30,692,267

Liabilities:
Other Financial Instruments
Options Written	$165,255	$—	$—	$165,255
Securities Sold Short	16,801,330	—	—	16,801,330
Forward Exchange Contracts	—	5,307,207	—	5,307,207
Total Other Financial Instruments	$16,966,585	$5,307,207	$—	$22,273,792

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CNY	Chinese Yuan	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank
DBFX	Deutsche Bank AG	GBP	British Pound	GO	General Obligation
FBCO	Credit Suisse International	USD	United States Dollar	PIK	Payment-In-Kind
HSBC	HSBC Bank PLC
MSCS	Morgan Stanley Capital Services LLC
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst,, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods in the second-best and best performing quintiles, respectively. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the middle performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations,

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including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report
and Shareholder Letter
June 30, 2016

Franklin Mutual European Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

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Contents
Semiannual Report
Franklin Mutual European Fund	3
Performance Summary	7
Your Fund’s Expenses	10
Financial Highlights and Statement of Investments	11
Financial Statements	21
Notes to Financial Statements	25
Shareholder Information	37

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual European Fund

This semiannual report for Franklin Mutual European Fund covers the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies. It focuses mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbi-trage securities.

Performance Overview

The Fund’s Class Z shares had a -8.16% cumulative total return for the six months under review. In comparison, the Fund’s benchmark, the MSCI Europe Index, which tracks equity performance in Europe’s developed markets, had a -3.75% total return in local currency terms.1 Also for comparison, the MSCI Europe Index had a -4.61% total return in U.S. dollar terms.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Although the eurozone economy grew moderately during the six months ended June 30, 2016, European equity markets as a group fell, mainly due to the historic U.K. referendum vote to leave the European Union (EU), also known as the “Brexit.” However, market sentiment was more positive early in the period amid rising oil prices and a new debt deal for Greece soon after the country adopted fresh tax increases and budget cuts. Overall, the period brought stock market declines in many of the region’s developed and emerging markets. The immediate effects of the Brexit vote included the resignation of the U.K.’s prime minister, as well as downgrades of U.K. sovereign

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

debt by several credit rating agencies. At period-end, much was still unclear surrounding the country’s future leadership and the process for leaving the EU. The U.K. stock market declined significantly, and the British pound hit a three-decade low versus the U.S. dollar as selling intensified. Earlier in the period, the U.K.’s quarter-on-quarter economic growth slowed in the first quarter of 2016 as construction and production declined.

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1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 16.

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Elsewhere in Europe, the eurozone’s first quarter economic growth rose as household consumption increased. Germany’s gross domestic product (GDP) gained in the first quarter, led by strong domestic consumption and brisk construction activity. France revised its economic growth rate upward, led by consumer spending and a rise in consumer confidence. In addition, the eurozone’s unemployment rate held steady in May, while its annual inflation rate rose above zero in June after two consecutive declines. Likewise, industrial production gained momentum in April after declines earlier in the period.

Investment Strategy

We follow a distinctive value investment approach that combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

European equity markets experienced a turbulent first half of 2016. Stocks in Europe started the new year lower due to renewed concern regarding China’s economy and a further deterioration in crude oil prices. Markets recovered by the middle of February, aided by an improvement in oil prices, and continued to rise as investors reacted positively to additional stimulus measures announced by the European Central Bank (ECB) in early March. Overall, eurozone economic data indicated a continuing modest recovery fueled mostly by consumer spending and increased household lending. Manufacturing-related data during the period were generally soft.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Insurance	14.7%
Pharmaceuticals	7.2%
Diversified Telecommunication Services	7.0%
Oil, Gas & Consumable Fuels	6.4%
Specialty Retail	4.1%
Chemicals	3.9%
Auto Components	3.3%
Banks	3.2%
Electric Utilities	2.9%
Wireless Telecommunication Services	2.7%

The momentous decision by U.K. voters on June 23 to leave the EU has introduced significant economic, financial and political uncertainty to the region. We believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for clarity as to what the new reality may look like. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune.

We anticipate prices in European financial markets will reflect increasing political and economic risk. The prospects of continuing low or even lower interest rates, as well as uncertainty as to the future of London as Europe’s main financial center will likely weigh on financial stocks. Potentially slower economic growth and the regional trade implications of the Brexit will also weigh on domestically oriented cyclical stocks. With this in mind, we have notably reduced the Fund’s exposure to the financials sector, primarily by reducing our exposure to banks, resulting in higher cash levels.2 Areas of the equity markets that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar

2. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI.

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to the one experienced eight years ago. Although markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Turning to Fund performance, top contributors included integrated oil and gas companies Royal Dutch Shell and BP, and pharmaceutical company GlaxoSmithKline.

Improved crude oil prices during the period helped many energy sector stocks, including Royal Dutch Shell. In January, company shareholders approved the acquisition of BG Group and both companies released quarterly results indicating strong cash flow and results in their natural gas operations. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of US$30 billion in assets through 2018, maintain its dividend, eliminate the scrip dividend and buy back US$25 billion of shares over time.

Shares of U.K.-based BP also benefited from the improvement in crude oil prices during the period. In April, positive quarterly results along with a positive guidance update for 2016 and 2017—covering capital spending, costs and the breakeven cost per barrel of oil—boosted the stock price. In addition, shares of BP and Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. Both companies are U.S. dollar-based businesses that report and declare dividends in U.S. dollars, with some level of British pound based costs, resulting in what we consider more attractive valuations in their local markets, given the decline of the pound.

GlaxoSmithKline is a U.K.-based pharmaceutical company. In April, the company reported solid quarterly results that exceeded consensus expectations for sales and operating margins, resulting in a robust bottom-line result. Margin progression was especially solid in vaccines and consumer health, which are longer duration businesses. In March, the company also announced that chief executive officer Andrew Witty will retire in March 2017; a move that was viewed positively given the company’s numerous disappointments in the past and investor perception that he added limited value during his tenure. Shares of GlaxoSmithKline also did not follow the broad equity market decline following the June Brexit vote. The company has significant global exposure and in our view would

3. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Royal Dutch Shell PLC	3.0%
Oil, Gas & Consumable Fuels, U.K.
Novartis AG	3.0%
Pharmaceuticals, Switzerland
Enel SpA	2.9%
Electric Utilities, Italy
NN Group NV	2.8%
Insurance, Netherlands
Koninklijke KPN NV	2.7%
Diversified Telecommunication Services, Netherlands
Vodafone Group PLC	2.7%
Wireless Telecommunication Services, U.K.
Koninklijke Philips NV	2.7%
Industrial Conglomerates, Netherlands
Deutsche Telekom AG	2.7%
Diversified Telecommunication Services, Germany
Metro AG	2.6%
Food & Staples Retailing, Germany
RSA Insurance Group PLC	2.6%
Insurance, U.K.

likely experience a currency-related boost to profits from a weaker British pound.

During the period under review, Fund investments that detracted from performance included insurance and financial services firm Assicurazioni Generali, banking and financial services company Société Générale and insurer Ageas.

Similar to many other major European financial companies, shares of the Italy-based Assicurazioni Generali declined sharply in late June following the U.K. referendum to leave the EU.3 Italian financials were among the hardest hit as investors became concerned that the decision by U.K. voters may have negative implications for Italy, especially considering that the eurosceptic Five Star Movement political party fared well in the June local elections. Assicurazioni Generali’s share price also declined in January and early February. The financial sector in Europe was hindered by the potentially detrimental effect of the ECB’s negative interest rate policy, ongoing concerns about global economic health, and challenging capital market conditions. In addition, investors reacted negatively to the January announcement that chief executive officer (CEO) Mario Greco was leaving Assicurazioni Generali to take the CEO position at Zurich Insurance Group.

The stock price of France-based lender Société Générale dropped sharply in late June as investors reacted negatively to the

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U.K.’s referendum vote in June to leave the EU.3 Earlier in the period, the company’s shares declined on full-year results that missed consensus estimates, largely due to soft investment banking numbers. Company management also stated that it would likely miss return targets in 2016 because of historically low interest rates and volatile financial markets.

Shares of Belgium-based insurer Ageas followed the broad based decline of European financial stocks in late June following the Brexit referendum result. In our view, the outcome had negative implications for the insurance industry by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Ageas also declined in January and early February as Europe’s financials sector was hurt by the potentially detrimental effect of the ECB’s negative interest rate policy. On an encouraging note, the company announced solid quarterly results in mid-February and May, as well as raising its dividend in February.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

We are closely following the market repercussions from Brexit and maintain, for the time being, a cautious approach as there is still little clarity on how this fluid situation will evolve. However, we are ready to take advantage of market dislocations to buy companies at a discount to intrinsic value, particularly those with a catalyst which will help generate returns that are idiosyncratic to the daily vagaries of global markets.

As fellow shareholders, we found recent relative performance disappointing. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual European Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been co-portfolio manager for Franklin Mutual European Fund since 2010 and portfolio manager since 2005. He also has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Katrina Dudley has been co-portfolio manager for Franklin Mutual European Fund since 2010 and was assistant portfolio manager since 2007. She follows industrial companies including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as health care services companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

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FRANKLIN MUTUAL EUROPEAN FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15		Change
Z (MEURX)	$17.89	$19.48	-$	1.59
A (TEMIX)	$17.38	$18.95	-$	1.57
C (TEURX)	$17.34	$18.97	-$	1.63
R (n/a)	$17.06	$18.62	-$	1.56
R6 (FMEUX)	$17.90	$19.47	-$	1.57

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FRANKLIN MUTUAL EUROPEAN FUND

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

				Total Annual
	Cumulative	Average Annual	Value of $10,000	Operating
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Expenses[5]
Z				1.05%
6-Month	-8.16%	-8.16%	$9,184
1-Year	-12.60%	-12.60%	$8,740
5-Year	+15.79%	+2.97%	$11,579
10-Year	+50.30%	+4.16%	$15,030
A				1.30%
6-Month	-8.28%	-14.03%	$8,597
1-Year	-12.82%	-17.82%	$8,218
5-Year	+14.17%	+1.48%	$10,761
10-Year	+46.02%	+3.25%	$13,763
C				2.05%
6-Month	-8.59%	-9.59%	$9,041
1-Year	-13.46%	-14.26%	$8,574
5-Year	+10.17%	+1.96%	$11,017
10-Year	+36.10%	+3.13%	$13,610
R				1.55%
6-Month	-8.38%	-8.38%	$9,162
1-Year	-12.99%	-12.99%	$8,701
5-Year	+13.01%	+2.48%	$11,301
Since Inception (10/30/09)	+33.66%	+4.45%	$13,366
R6				0.89%
6-Month	-8.06%	-8.06%	$9,194
1-Year	-12.41%	-12.41%	$8,759
3-Year	+6.42%	+2.09%	$10,642
Since Inception (5/1/13)	+6.18%	+1.91%	$10,618

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN MUTUAL EUROPEAN FUND

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. The Fund’s investments in smaller company stocks carry an increased risk of price fluctuation, especially over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a discussion of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaran-
teed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL EUROPEAN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$918.40	$5.01
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.27
A
Actual	$1,000	$917.20	$6.20
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.52
C
Actual	$1,000	$914.10	$9.76
Hypothetical (5% return before expenses)	$1,000	$1,014.67	$10.27
R
Actual	$1,000	$916.20	$7.38
Hypothetical (5% return before expenses)	$1,000	$1,017.16	$7.77
R6
Actual	$1,000	$919.40	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.47

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.05%; A: 1.30%; C: 2.05%; R: 1.55%; and R6: 0.89%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

10 Semiannual Report

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.48	$20.86	$24.76	$21.13	$18.95	$21.47
Income from investment operations[a]:
Net investment income[b]	0.56	0.42	0.73 [c]	0.49	0.44	0.50
Net realized and unrealized gains (losses)	(2.15)	(0.27)	(1.73)	5.12	2.89	(2.25)
Total from investment operations	(1.59)	0.15	(1.00)	5.61	3.33	(1.75)
Less distributions from:
Net investment income	—	(0.46)	(0.67)	(0.46)	(0.68)	(0.77)
Net realized gains	—	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	—	(1.53)	(2.90)	(1.98)	(1.15)	(0.77)
Net asset value, end of period	$17.89	$19.48	$20.86	$24.76	$21.13	$18.95

Total return[d]	(8.16)%	0.82%	(4.00)%	26.68%	17.73%	(8.01)%

Ratios to average net assets[e]
Expenses[f]	1.05%[g,h]	1.05%	1.04%[g]	1.07%[g]	1.13%	1.11%
Expenses incurred in connection with securities
sold short	—%	—%[i]	0.01%	—%[i]	—%	—%
Net investment income	6.19%[j]	1.93%	2.93%[c]	2.04%	2.16%	2.43%

Supplemental data
Net assets, end of period (000’s)	$1,190,113	$1,355,780	$1,128,769	$1,399,294	$1,101,659	$964,069
Portfolio turnover rate	10.73%	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.74%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
j The net investment income ratio is annualized and may not be indicative of operating results for a full year.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.95	$20.33	$24.21	$20.71	$18.59	$21.06
Income from investment operations[a]:
Net investment income[b]	0.52	0.35	0.61 [c]	0.42	0.37	0.44
Net realized and unrealized gains (losses)	(2.09)	(0.26)	(1.66)	4.99	2.84	(2.20)
Total from investment operations	(1.57)	0.09	(1.05)	5.41	3.21	(1.76)
Less distributions from:
Net investment income	—	(0.40)	(0.60)	(0.39)	(0.62)	(0.71)
Net realized gains	—	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	—	(1.47)	(2.83)	(1.91)	(1.09)	(0.71)
Net asset value, end of period	$17.38	$18.95	$20.33	$24.21	$20.71	$18.59

Total return[d]	(8.28)%	0.57%	(4.31)%	26.30%	17.37%	(8.27)%

Ratios to average net assets[e]
Expenses[f]	1.30%[g,h]	1.33%	1.34%[g]	1.37%[g]	1.43%	1.41%
Expenses incurred in connection with securities
sold short	—%	—%[i]	0.01%	—%[i]	—%	—%
Net investment income	5.94%[j]	1.65%	2.63%[c]	1.74%	1.86%	2.13%

Supplemental data
Net assets, end of period (000’s)	$852,128	$1,033,307	$843,836	$839,655	$653,435	$593,825
Portfolio turnover rate	10.73%	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.44%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
i Rounds to less than 0.01%.
j The net investment income ratio is annualized and may not be indicative of operating results for a full year.

12 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.97	$20.37	$24.25	$20.79	$18.66	$21.10
Income from investment operations[a]:
Net investment income[b]	0.45	0.19	0.43 [c]	0.24	0.24	0.31
Net realized and unrealized gains (losses)	(2.08)	(0.25)	(1.64)	5.02	2.83	(2.20)
Total from investment operations	(1.63)	(0.06)	(1.21)	5.26	3.07	(1.89)
Less distributions from:
Net investment income	—	(0.27)	(0.44)	(0.28)	(0.47)	(0.55)
Net realized gains	—	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	—	(1.34)	(2.67)	(1.80)	(0.94)	(0.55)
Net asset value, end of period	$17.34	$18.97	$20.37	$24.25	$20.79	$18.66

Total return[d]	(8.59)%	(0.16)%	(4.97)%	25.44%	16.54%	(8.90)%

Ratios to average net assets[e]
Expenses[f]	2.05%[g,h]	2.05%	2.04%[g]	2.07%[g]	2.13%	2.11%
Expenses incurred in connection with securities
sold short	—%	—%[i]	0.01%	—%[i]	—%	—%
Net investment income	5.19%[j]	0.93%	1.93%[c]	1.04%	1.16%	1.43%

Supplemental data
Net assets, end of period (000’s)	$230,623	$291,752	$216,258	$198,491	$122,438	$127,012
Portfolio turnover rate	10.73%	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.74%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
i Rounds to less than 0.01%.
j The net investment income ratio is annualized and may not be indicative of operating results for a full year.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 13

FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$18.62	$20.04	$23.95	$20.55	$18.47	$21.00
Income from investment operations[a]:
Net investment income[b]	0.47	0.27	0.41 [c]	0.31	0.33	0.16
Net realized and unrealized gains (losses)	(2.03)	(0.23)	(1.49)	5.02	2.81	(1.97)
Total from investment operations	(1.56)	0.04	(1.08)	5.33	3.14	(1.81)
Less distributions from:
Net investment income	—	(0.39)	(0.60)	(0.41)	(0.59)	(0.72)
Net realized gains	—	(1.07)	(2.23)	(1.52)	(0.47)	—
Total distributions	—	(1.46)	(2.83)	(1.93)	(1.06)	(0.72)
Net asset value, end of period	$17.06	$18.62	$20.04	$23.95	$20.55	$18.47

Total return[d]	(8.38)%	0.37%	(4.52)%	26.05%	17.16%	(8.45)%

Ratios to average net assets[e]
Expenses[f]	1.55%[g,h]	1.55%	1.54%[g]	1.57%[g]	1.63%	1.61%
Expenses incurred in connection with securities sold
short	—%	—%[i]	0.01%	—%[i]	—%	—%
Net investment income	5.69%[j]	1.43%	2.43%[c]	1.54%	1.66%	1.93%

Supplemental data
Net assets, end of period (000’s)	$759	$997	$421	$133	$46	$31
Portfolio turnover rate	10.73%	32.59%	54.05%	39.05%	41.69%	32.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.24%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.47	$20.85	$24.75	$22.54
Income from investment operations[b]:
Net investment income[c]	0.57	0.46	0.75 [d]	0.28
Net realized and unrealized gains (losses)	(2.14)	(0.28)	(1.71)	3.95
Total from investment operations	(1.57)	0.18	(0.96)	4.23
Less distributions from:
Net investment income	—	(0.49)	(0.71)	(0.50)
Net realized gains	—	(1.07)	(2.23)	(1.52)
Total distributions	—	(1.56)	(2.94)	(2.02)
Net asset value, end of period	$17.90	$19.47	$20.85	$24.75

Total return[e]	(8.06)%	0.98%	(3.88)%	18.99%

Ratios to average net assets[f]
Expenses[g]	0.89%[h,i]	0.89%	0.89%[h]	0.90%[h]
Expenses incurred in connection with securities sold short	—%	—%[j]	0.01%	—%[j]
Net investment income	6.35%[k]	2.09%	3.08%[d]	2.21%

Supplemental data
Net assets, end of period (000’s)	$326,165	$373,904	$334,396	$317,690
Portfolio turnover rate	10.73%	32.59%	54.05%	39.05%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.
kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 15

FRANKLIN MUTUAL EUROPEAN FUND

Statement of Investments, June 30, 2016 (unaudited)
	Country	Shares	Value
Common Stocks 82.4%
Air Freight & Logistics 1.5%
Deutsche Post AG	Germany	1,444,550	$40,365,047
Auto Components 1.9%
Cie Generale des Etablissements Michelin, B	France	515,350	48,741,204
Banks 3.2%
Barclays PLC	United Kingdom	927,522	1,714,146
BNP Paribas SA	France	368,240	16,248,981
[a] Commerzbank AG	Germany	1,198,716	7,748,918
HSBC Holdings PLC	United Kingdom	3,715,286	23,080,511
Standard Chartered PLC	United Kingdom	4,500,030	33, 877,920
			82,670,476
Capital Markets 0.5%
UBS Group AG	Switzerland	1,004,184	12,931,660
Chemicals 3.9%
Arkema SA	France	864,355	66,265,124
Lanxess AG	Germany	613,827	26,762,142
Syngenta AG	Switzerland	20,230	7,753,348
			100,780,614
Commercial Services & Supplies 1.0%
G4S PLC	United Kingdom	10,283,548	25,079,400
Communications Equipment 2.3%
Nokia Corp., ADR	Finland	5,416,684	30,820,932
Nokia OYJ, A	Finland	5,254,934	29,776,004
			60,596,936
Construction & Engineering 2.7%
[a] Balfour Beatty PLC	United Kingdom	10,005,175	28,682,936
FLSmidth & Co. A/S	Denmark	1,157,049	41,080,195
			69,763,131
Construction Materials 1.9%
[a] LafargeHolcim Ltd., B	Switzerland	1,216,211	50,512,441
Diversified Financial Services 0.1%
Oslo Bors VPS Holding ASA	Norway	340,000	3,449,543
Diversified Telecommunication Services 7.0%
Deutsche Telekom AG	Germany	4,071,986	69,061,028
Hellenic Telecommunications Organization SA	Greece	3,445,216	30,859,820
Koninklijke KPN NV	Netherlands	19,594,565	70,792,953
[a] Telecom Italia SpA	Italy	14,187,068	11,573,998
			182,287,799
Electric Utilities 2.9%
Enel SpA	Italy	17,391,006	76,826,524
Energy Equipment & Services 0.1%
[a,b] DeepOcean Group Holding BV	Netherlands	915,467	2,288,667
Food & Staples Retailing 2.6%
Metro AG	Germany	2,253,361	68,705,711
Hotels, Restaurants & Leisure 2.5%
Accor SA	France	1,660,611	63,940,440
Industrial Conglomerates 2.7%
Koninklijke Philips NV	Netherlands	2,795,546	69,489,809

16 Semiannual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Insurance 14.7%
Ageas	Belgium	1,719,689	$59,143,200
Direct Line Insurance Group PLC	United Kingdom	13,726,245	63,107,279
Lancashire Holdings Ltd	United Kingdom	3,612,800	28,277,595
NN Group NV	Netherlands	2,620,354	72,115,312
RSA Insurance Group PLC	United Kingdom	10,023,189	66,757,777
[a] Storebrand ASA	Norway	221,125	828,928
UNIQA Insurance Group AG	Austria	5,362,759	31,988,167
XL Group PLC	Ireland	1,794,560	59,776,794
			381,995,052
Machinery 1.8%
CNH Industrial NV	United Kingdom	2,999,447	21,573,450
CNH Industrial NV, special voting	United Kingdom	833,461	5,994,648
[a] Vossloh AG	Germany	293,290	18,086,849
			45,654,947
Marine 2.1%
A.P. Moeller-Maersk AS, B	Denmark	41,622	54,072,696
Media 2.0%
[a] Liberty Global PLC LiLAC, C	United Kingdom	123,518	4,013,106
[a] Liberty Global PLC, C	United Kingdom	989,976	28,362,812
Relx PLC	United Kingdom	1,136,018	20,843,186
			53,219,104
Metals & Mining 1.6%
ThyssenKrupp AG	Germany	859,109	17,173,760
Voestalpine AG	Austria	762,829	25,417,995
			42,591,755
Oil, Gas & Consumable Fuels 6.4%
BP PLC	United Kingdom	8,930,241	52,173,076
[a] Cairn Energy PLC	United Kingdom	12,829,784	35,514,618
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	1,241,414	33,992,977
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	1,603,748	43,784,510
			165,465,181
Pharmaceuticals 7.2%
GlaxoSmithKline PLC	United Kingdom	2,554,947	54,661,566
Meda AB, A	Sweden	1,060,000	19,162,440
Novartis AG	Switzerland	941,204	77,284,603
Sanofi	France	450,899	37,495,612
			188,604,221
Road & Rail 0.0%
[c,d] Euro Wagon LP	Jersey Islands	16,127,149	—
Specialty Retail 4.1%
[a] Dufry AG	Switzerland	345,245	41,135,123
Hornbach Holding AG & Co. KGaA	Germany	144,613	9,791,305
Kingfisher PLC	United Kingdom	12,840,634	55,217,487
			106,143,915
Tobacco 0.9%
Imperial Brands PLC	United Kingdom	414,760	22,417,516

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Semiannual Report 17

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 2.1%
[a] Kloeckner & Co. SE	Germany	3,031,653	$33,387,363
Rexel SA	France	1,652,310	20,751,500
			54,138,863
Wireless Telecommunication Services 2.7%
Vodafone Group PLC	United Kingdom	23,038,468	69,932,927
Total Common Stocks (Cost $2,383,773,707)			2,142,665,579
Preferred Stocks 3.5%
Auto Components 1.4%
[e] Schaeffler AG, 4.224%, pfd	Germany	2,810,458	36,965,694
Automobiles 2.1%
[e] Volkswagen AG, 0.157%, pfd	Germany	446,068	53,620,756
Total Preferred Stocks (Cost $111,994,281)			90,586,450
Total Investments before Short Term Investments
(Cost $2,495,767,988)			2,233,252,029

		Principal
		Amount
Short Term Investments 10.7%
U.S. Government and Agency Securities 10.7%
FHLB, 7/01/16	United States	$150,900,000	150,900,000
[f] U.S. Treasury Bill,
8/25/16	United States	35,000,000	34,988,555
[g] 7/07/16 - 12/08/16	United States	93,000,000	92,941,121
Total U.S. Government and Agency Securities
(Cost $278,778,961)			278,829,676
Total Investments (Cost $2,774,546,949) 96.6%			2,512,081,705
Securities Sold Short (0.0)%†			(1,833,376)
Other Assets, less Liabilities 3.4%			89,540,247
Net Assets 100.0%			$2,599,788,576

		Shares
[h] Securities Sold Short (Proceeds $1,964,641) (0.0)%†
Common Stocks (0.0)%†
Pharmaceuticals (0.0)%†
Mylan NV	United States	42,400	$(1,833,376)

†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days.
cSee Note 9 regarding restricted securities.
dSee Note 11 regarding holdings of 5% voting securities.
eVariable rate security. The rate shown represents the yield at period end.
fThe security is traded on a discount basis with no stated coupon rate.
gA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2016, the value of this security and/or cash pledged amounted to
$3,138,264, representing 0.1% of net assets.
hSee Note 1(e) regarding securities sold short.

18 Semiannual Report

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FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	25	$3,207,500	9/19/16	$7,880	$—
EUR/USD		Short	3,572	495,949,875	9/19/16	13,848,338	—
GBP/USD		Short	2,019	167,173,200	9/19/16	15,900,758	—
Total Futures Contracts						$29,756,976	$—
Net unrealized appreciation (depreciation)						$29,756,976

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	55,148,712	$62,019,500	7/06/16	$76,247	$(869,716)
Euro	BANT	Sell	75,758,067	83,141,316	7/06/16	125,300	(1,090,494)
Euro	BONY	Buy	18,953,204	21,247,414	7/06/16	—	(205,591)
Euro	BONY	Sell	2,993,226	3,344,630	7/06/16	21,555	—
Euro	FBCO	Buy	30,496,469	33,980,827	7/06/16	97,100	(220,786)
Euro	FBCO	Sell	18,315,622	20,686,951	7/06/16	352,970	—
Euro	HSBC	Buy	26,796,537	29,864,719	7/06/16	83,739	(198,976)
Euro	HSBC	Sell	59,302,350	64,896,432	7/06/16	94,526	(1,035,489)
Euro	SSBT	Buy	31,367,218	34,981,755	7/06/16	96,197	(254,106)
Euro	SSBT	Sell	6,392,875	7,219,371	7/06/16	122,010	—
British Pound	BANT	Buy	11,377,387	15,955,357	7/21/16	16,375	(798,317)
British Pound	BANT	Sell	34,028,369	48,301,455	7/21/16	2,919,633	—
British Pound	DBFX	Sell	1,377,125	1,982,096	7/21/16	145,498	—
British Pound	FBCO	Buy	14,225,000	19,367,266	7/21/16	—	(396,141)
British Pound	FBCO	Sell	4,543,807	6,522,799	7/21/16	462,965	—
British Pound	HSBC	Buy	10,590,019	14,299,286	7/21/16	93,522	(269,464)
British Pound	HSBC	Sell	31,703,444	44,963,215	7/21/16	2,682,020	—
British Pound	SSBT	Buy	1,797,761	2,532,491	7/21/16	—	(134,914)
Euro	BANT	Buy	27,707,076	30,831,864	7/21/16	81,939	(136,196)
Euro	BANT	Sell	48,982,756	54,190,202	7/21/16	179,897	(400,777)
Euro	BONY	Buy	9,113,669	10,114,535	7/21/16	67,350	(58,229)
Euro	BONY	Sell	17,741,940	19,524,390	7/21/16	33,143	(216,875)
Euro	FBCO	Buy	43,360,584	48,018,086	7/21/16	147,768	—
Euro	FBCO	Sell	1,518,309	1,722,887	7/21/16	36,318	—
Euro	HSBC	Buy	25,923,248	28,700,406	7/21/16	95,687	—
Euro	HSBC	Sell	52,747,634	58,523,270	7/21/16	167,620	(237,538)
Euro	SSBT	Buy	3,378,724	3,757,366	7/21/16	11,763	(15,971)
Euro	SSBT	Sell	28,902,233	32,036,581	7/21/16	171,516	(240,148)
Norwegian Krone	HSBC	Buy	1,174,000	136,858	7/25/16	3,475	—
Norwegian Krone	HSBC	Sell	36,250,210	4,351,659	7/25/16	18,765	(223)
Swiss Franc	BONY	Buy	244,765	253,968	8/12/16	—	(2,529)
Swiss Franc	BONY	Sell	397,900	410,839	8/12/16	4,341	(2,250)
Swiss Franc	HSBC	Sell	842,582	868,391	8/12/16	2,836	—
Swiss Franc	SSBT	Buy	371,300	381,408	8/12/16	141	(126)
British Pound	BANT	Sell	49,700,103	71,118,781	8/19/16	4,817,763	—
British Pound	HSBC	Sell	2,219,391	3,117,258	8/19/16	156,542	—
Swedish Krona	SSBT	Sell	139,912,000	16,386,976	8/29/16	—	(200,031)
Euro	BANT	Sell	3,283,326	3,766,746	10/03/16	109,214	—
Euro	HSBC	Sell	57,538,682	65,585,754	10/03/16	1,489,292	—
Euro	SSBT	Sell	74,293,339	84,750,112	10/03/16	1,989,437	—
Euro	BANT	Sell	64,607,000	73,289,547	10/18/16	1,275,881	—
Euro	HSBC	Sell	6,116,326	6,968,357	10/18/16	150,844	—
Euro	SSBT	Sell	68,839,757	77,999,888	10/18/16	1,268,213	—

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Semiannual Report 19

FRANKLIN MUTUAL EUROPEAN FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
British Pound	SSBT	Sell	55,687,570	$80,106,013	10/24/16	$5,757,992	$—
Euro	BANT	Sell	89,486,802	103,625,717	11/04/16	3,811,926	—
Euro	HSBC	Sell	91,035,710	105,463,615	11/04/16	3,922,169	—
Euro	BANT	Sell	223,066	250,374	11/18/16	1,426	—
Euro	BONY	Sell	89,554,909	102,026,972	11/18/16	2,081,056	—
Euro	HSBC	Sell	89,523,851	102,027,925	11/18/16	2,116,672	—
Euro	SSBT	Sell	446,132	500,531	11/18/16	2,635	—
British Pound	BONY	Sell	42,176,168	61,333,674	11/23/16	5,002,126	—
British Pound	HSBC	Sell	39,727,055	57,079,006	11/23/16	4,048,984	(30,430)
British Pound	SSBT	Sell	1,000,000	1,472,185	11/23/16	136,560	—
Total Forward Exchange Contracts						$46,550,948	$(7,015,317)
Net unrealized appreciation (depreciation)						$39,535,631

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 36.

20 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,768,264,440
Cost - Controlled affiliates (Note 11)	6,282,509
Total cost of investments	$2,774,546,949
Value	$2,512,081,705
Cash	5,555,209
Restricted Cash (Note 1d)	10,400,000
Foreign currency, at value (cost $8,635,195)	8,460,984
Receivables:
Investment securities sold	13,138,340
Capital shares sold	4,125,995
Dividends and interest	18,258,152
European Union tax reclaims	2,242,625
Due from brokers	23,390,309
Variation margin	3,678,363
Unrealized appreciation on OTC forward exchange contracts	46,550,948
Other assets	1,402
Total assets	2,647,884,032
Liabilities:
Payables:
Investment securities purchased	16,047,255
Capital shares redeemed	9,000,465
Management fees	1,887,387
Distribution fees	794,484
Transfer agent fees	466,234
Trustees’ fees and expenses	95,396
Securities sold short, at value (proceeds $1,964,641)	1,833,376
Due to brokers	10,700,000
Unrealized depreciation on OTC forward exchange contracts	7,015,317
Accrued expenses and other liabilities	255,542
Total liabilities	48,095,456
Net assets, at value	$2,599,788,576
Net assets consist of:
Paid-in capital	$2,953,785,802
Undistributed net investment income	84,853,253
Net unrealized appreciation (depreciation)	(193,780,538)
Accumulated net realized gain (loss)	(245,069,941)
Net assets, at value	$2,599,788,576

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$1,190,113,279
Shares outstanding	66,510,562
Net asset value and maximum offering price per share	$17.89
Class A:
Net assets, at value	$852,127,643
Shares outstanding	49,031,083
Net asset value per share[a]	$17.38
Maximum offering price per share (net asset value per share ÷ 94.25%)	$18.44
Class C:
Net assets, at value	$230,623,290
Shares outstanding	13,299,463
Net asset value and maximum offering price per share[a]	$17.34
Class R:
Net assets, at value	$759,055
Shares outstanding	44,501
Net asset value and maximum offering price per share	$17.06
Class R6:
Net assets, at value	$326,165,309
Shares outstanding	18,226,165
Net asset value and maximum offering price per share	$17.90

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $7,127,815)
Unaffiliated issuers	$74,514,586
Controlled affiliates (Note 11)	24,376,923
Interest	227,196
Income from securities loaned (net of fees and rebates)	906,295
Total investment income	100,025,000
Expenses:
Management fees (Note 3a)	11,752,902
Distribution fees: (Note 3c)
Class A	1,150,515
Class C	1,272,403
Class R	2,259
Transfer agent fees: (Note 3e)
Class Z	1,018,797
Class A	753,816
Class C	208,419
Class R	739
Class R6	1,137
Custodian fees (Note 4)	147,741
Reports to shareholders	108,806
Registration and filing fees	90,825
Professional fees	116,347
Trustees’ fees and expenses	47,333
Other	31,711
Total expenses	16,703,750
Expense reductions (Note 4)	(4,488)
Expenses waived/paid by affiliates (Note 3f)	(23,905)
Net expenses	16,675,357
Net investment income	83,349,643
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(225,916,137)
Foreign currency transactions	14,795,670
Futures contracts	(13,052,433)
Net realized gain (loss)	(224,172,900)
Net change in unrealized appreciation (depreciation) on:
Investments	(131,387,167)
Translation of other assets and liabilities denominated in foreign currencies	(1,224,990)
Futures contracts	24,582,144
Net change in unrealized appreciation (depreciation)	(108,030,013)
Net realized and unrealized gain (loss)	(332,202,913)
Net increase (decrease) in net assets resulting from operations	$(248,853,270)

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FRANKLIN MUTUAL EUROPEAN FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$83,349,643	$55,161,607
Net realized gain (loss)	(224,172,900)	201,204,153
Net change in unrealized appreciation (depreciation)	(108,030,013)	(293,381,827)
Net increase (decrease) in net assets resulting from operations	(248,853,270)	(37,016,067)
Distributions to shareholders from:
Net investment income:
Class Z	—	(31,114,277)
Class A	—	(21,144,357)
Class C	—	(3,964,425)
Class R	—	(19,419)
Class R6	—	(8,882,402)
Net realized gains:
Class Z	—	(73,683,072)
Class A	—	(56,764,217)
Class C	—	(15,827,677)
Class R	—	(50,917)
Class R6	—	(19,461,990)
Total distributions to shareholders	—	(230,912,753)
Capital share transactions: (Note 2)
Class Z	(55,233,844)	346,269,841
Class A	(96,686,643)	283,078,189
Class C	(36,396,579)	102,973,077
Class R	(160,221)	682,210
Class R6	(18,621,686)	66,985,459
Total capital share transactions	(207,098,973)	799,988,776
Net increase (decrease) in net assets	(455,952,243)	532,059,956
Net assets:
Beginning of period	3,055,740,819	2,523,680,863
End of period	$2,599,788,576	$3,055,740,819
Undistributed net investment income included in net assets:
End of period	$84,853,253	$1,503,610

24 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL EUROPEAN FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual European Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments.

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Semiannual Report 25

FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

d. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/ or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

f. Securities Lending (continued)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	9,482,840	$170,277,254	31,157,604	$682,962,755
Shares issued in reinvestment of distributions	—	—	4,845,079	94,687,945
Shares redeemed	(12,561,963)	(225,511,098)	(20,523,943)	(431,380,859)
Net increase (decrease)	(3,079,123)	$(55,233,844)	15,478,740	$346,269,841

Class A Shares:
Shares sold	4,486,124	$78,469,758	24,404,654	$524,110,675
Shares issued in reinvestment of distributions	—	—	3,489,444	66,343,462
Shares redeemed	(9,994,040)	(175,156,401)	(14,862,145)	(307,375,948)
Net increase (decrease)	(5,507,916)	$(96,686,643)	13,031,953	$283,078,189

Class C Shares:
Shares sold	721,800	$12,604,418	6,548,213	$141,414,212
Shares issued in reinvestment of distributions	—	—	960,581	18,300,147
Shares redeemed	(2,797,964)	(49,000,997)	(2,750,303)	(56,741,282)
Net increase (decrease)	(2,076,164)	$(36,396,579)	4,758,491	$102,973,077

Class R Shares:
Shares sold	5,090	$86,492	36,230	$764,990
Shares issued in reinvestment of distributions	—	—	3,771	70,336
Shares redeemed	(14,148)	(246,713)	(7,477)	(153,116)
Net increase (decrease)	(9,058)	$(160,221)	32,524	$682,210

Class R6 Shares:
Shares sold	3,809,898	$69,671,564	3,899,003	$85,801,878
Shares issued in reinvestment of distributions	—	—	1,283,929	25,056,065
Shares redeemed	(4,789,129)	(88,293,250)	(2,018,882)	(43,872,484)
Net increase (decrease)	(979,231)	$(18,621,686)	3,164,050	$66,985,459

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $1 billion
0.845%	Over $1 billion, up to and including $2 billion
0.825%	Over $2 billion, up to and including $5 billion
0.805%	In excess of $5 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.851% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$74,101
CDSC retained	$98,837

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $1,982,908, of which $1,036,460 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	343,377,000	(343,377,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2016.

h. Other Affiliated Transactions

At June 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned 9.30% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$99,781
[b]Increase in projected benefit obligation	$4,863
Benefit payments made to retired trustees	$(1,456)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

6. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,784,060,225
Unrealized appreciation	$69,378,686
Unrealized depreciation	(341,357,206)
Net unrealized appreciation (depreciation)	$(271,978,520)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $278,253,612 and $555,980,240, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
16,127,149	Euro Wagon LP (Value is -% of Net Assets)	12/08/05 - 1/02/08	$6,282,509	$ —

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$29,756,976	[a]	Variation margin	$—
	Unrealized appreciation on	46,550,948		Unrealized depreciation on	7,015,317
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$76,307,924			$7,015,317

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts	Statement of	Net Realized		Statement of	Appreciation
Not Accounted for as	Operations	Gain (Loss)		Operations	(Depreciation)
Hedging Instruments	Locations	for the Period		Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$15,301,840	[a]	Translation of other assets and	$(892,616)[a]
				liabilities denominated in
				foreign currencies
	Futures contracts	(13,052,433)		Futures contracts	24,582,144
Totals		$2,249,407			$23,689,528

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 2.1% of average month end net assets. The average month end number of open derivative contracts for the period was 174.

At June 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statement of
	Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$46,550,948	$7,015,317

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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FRANKLIN MUTUAL EUROPEAN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

At June 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received[a,b]	Received[b]	less than zero)
Counterparty
BANT	$13,415,601	$(3,295,500)	$(10,120,101)	$—	$—
BONY	7,209,571	(485,474)	(6,724,097)	—	—
DBFX	145,498	—	—	(145,498)	—
FBCO	1,097,121	(616,927)	—	(300,000)	180,194
HSBC	15,126,693	(1,772,120)	(8,834,194)	—	4,520,379
SSBT	9,556,464	(845,296)	—	(8,711,168)	—
Total	$46,550,948	$(7,015,317)	$(25,678,392)	$(9,156,666)	$4,700,573

aAt June 30, 2016, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over-
collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At June 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	Pledged	less than zero)
Counterparty
BANT	$3,295,500	$(3,295,500)	$—	$—	$—
BONY	485,474	(485,474)	—	—	—
DBFX	—	—	—	—	—
FBCO	616,927	(616,927)	—	—	—
HSBC	1,772,120	(1,772,120)	—	—	—
SSBT	845,296	(845,296)	—	—	—
Total	$7,015,317	$(7,015,317)	$—	$—	$—

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 36.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

Number
	of Shares			Number of
	Held at			Shares Held	Value		Realized
	Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)
Controlled Affiliates[a]
Euro Wagon LP (Value
is -% of Net Assets)	16,127,149	—	—	16,127,149	$ —	$24,376,923	$ —

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy Equipment & Services	$—	$—	$2,288,667	$2,288,667
Machinery	39,660,299	5,994,648	—	45,654,947
All Other Equity Investments[b]	2,185,308,415	—	—[c]	2,185,308,415
Short Term Investments	127,929,676	150,900,000	—	278,829,676
Total Investments in Securities	$2,352,898,390	$156,894,648	$2,288,667	$2,512,081,705
Other Financial Instruments
Futures Contracts	$29,756,976	$—	$—	$29,756,976
Forward Exchange Contracts	—	46,550,948	—	46,550,948
Total Other Financial Instruments	$29,756,976	$46,550,948	$—	$76,307,924

Liabilities:
Other Financial Instruments
Securities Sold Short	$1,833,376	$—	$—	$1,833,376
Forward Exchange Contracts	—	7,015,317	—	7,015,317
Total Other Financial Instruments	$1,833,376	$7,015,317	$—	$8,848,693

aIncludes common and preferred stocks.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank
DBFX	Deutsche Bank AG	GBP	British Pound
FBCO	Credit Suisse International	USD	United States Dollar
HSBC	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of pre-designated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional European region funds. The Fund had total returns in the second-lowest performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods in the middle performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the second-best performing quintile, as shown in the Broadridge Section 15(c) Report. The Board discussed with management the reasons for the relative underperformance for the one-year period ended December 31, 2015. As part of such discussions, management discussed in detail the attractive risk-adjusted performance of the Fund. While noting such discussions, the Board, overall, found such comparative performance to be acceptable.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the middle quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 8.2 basis points of its Lipper expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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SHAREHOLDER INFORMATION

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such break-points and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual European Fund

Investment Manager
Franklin Mutual Advisers, LLC.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	478 S 08/16

Semiannual Report
and Shareholder Letter
June 30, 2016

Franklin Mutual Financial Services Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

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Contents
Semiannual Report
Franklin Mutual Financial Services Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	13
Financial Statements	22
Notes to Financial Statements	26
Shareholder Information	38

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Semiannual Report

Franklin Mutual Financial Services Fund

This semiannual report for Franklin Mutual Financial Services Fund covers the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies. It focuses mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest in foreign securities without limit.

Performance Overview

The Fund’s Class Z shares had a cumulative total return of -7.49% for the six months under review. In comparison, the Fund’s new narrow benchmark, the MSCI World Financials Index, which captures large and midcap representation across 23 developed markets countries, had a -7.79% total return, while its new broad equity benchmark (and old narrow equity benchmark), the Standard & Poor’s 500 (S&P 500®) Financials Index, which tracks financials stocks in the S&P 500 Index, had a -3.05% total return.1 For the same period, the Fund’s old broad equity benchmark, the S&P 500 Index, which is a broad measure of U.S. stock performance, posted a +3.84% total return.1 As the investment manager believes the composition of the MSCI World Financials Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 Financials Index as the Fund’s narrow equity benchmark. For similar reasons, the Fund’s investment manager has replaced the S&P 500 Index with the S&P 500 Financials Index as its broad equity benchmark. You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 17.

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Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalanc-ing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and nonresidential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and merger arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment’s intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

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*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

What is return on equity?

Return on equity is an amount, expressed as a percentage, earned on a company’s common stock investment for a given period. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the result of the Brexit vote, signaling the beginning of the end of the U.K.’s 43-year membership in the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

The momentous decision by U.K. voters on June 23 to leave the EU has introduced significant economic, financial and political uncertainty to the region. We believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for clarity as to what the new reality may look like. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune.

We anticipate prices in European financial markets will reflect increasing political and economic risk. The prospects of continuing low or even lower interest rates, as well as uncertainty as to the future of London as Europe’s main financial center will likely weigh on financial stocks. Potentially slower economic growth and the regional trade implications of the Brexit will also weigh on domestically oriented cyclical stocks, and we had reduced but not eliminated the Fund’s exposure to U.K. banks. U.K. banks that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure is limited to a number of these global banks, namely Standard Chartered, HSBC Holdings, and Barclays, although HSBC Holdings and Barclays, in particular, have U.K. businesses as well.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

In Asia, disruptions in the Chinese markets due to technical factors at the beginning of the year were proven to be unrelated to fundamental factors as we surmised having recently returned from the region. However, structural adjustments continue in China with excess capacity being withdrawn from a number of “old economy” sectors such as steel, coal, glass and cement, and reverberations from these adjustments will be felt throughout the economy, driving credit losses at the banks to which we currently have no exposure. On the other hand, we expect insurers will benefit from higher risk premium on credit instruments they buy to cover liabilities.

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Japan is suffering from the impact of its negative interest rate policy (NIRP), which has even further reduced consumption. Demographics in Japan are such that a very large portion of its population is retired or close to retirement. With no return on savings due to NIRP and pension funds that are increasingly underfunded, they have no choice but to save even more. Therefore, quantitative easing (QE) is having the opposite impact from what was intended. The positive news is that share prices are coming off the euphoric valuations driven by QE and the resulting depreciation of the yen as that has also retraced some of its move.

The U.S. seems to be experiencing a relatively calm economic environment. However, we believe that U.S. equities are being impacted by volatility emanating from other regions and asset classes but transmitted by the changing structure of the equity market—namely the proliferation of exchange traded funds. These external factors have also impacted the timing of the U.S. Fed’s move to normalize interest rates. While negative for the U.S. financials sector, which had priced in some element of rate normalization, we increased our exposure to the sector over the period because we found the fundamentals relatively more compelling.

Turning to Fund performance, top contributors to performance included condominium developer Takara Leben and insurers Chubb Limited and Allstate.

Takara Leben is a midsized condominium developer in Japan that is also rapidly expanding its solar farm capacity. In April, Takara Leben announced that it would be the first to list shares of its solar power assets on a newly formed infrastructure market. The financial vehicle holding the solar power assets will be similar to a real estate investment trust. In May, the company announced positive earnings results and a new share buy-back program.

Chubb Limited is a U.S.-based property and casualty insurance company. ACE Limited completed its acquisition of Chubb Corporation in January 2016, renaming the newly combined insurance company Chubb Limited. In May, Chubb Limited reported quarterly earnings that exceeded the consensus estimate despite a headwind from unfavorable foreign currency exchange. Management also increased its cost saving target by US$100 million, expecting savings of US$750 million by 2018.

Shares of U.S.-based property and life insurer Allstate were positively impacted by better-than expected quarterly results reported in February and May. Results for both quarters were aided by improved underwriting, premium increases and a reduction in expenses, which more than offset weaker net investment income driven in large part by the ongoing low interest rate environment. The company also announced a US$1.5 billion share buyback program in May.

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
American International Group Inc.	3.7%
Insurance, U.S.
CIT Group Inc.	3.5%
Banks, U.S.
XL Group PLC	3.4%
Insurance, Ireland
Takara Leben Co. Ltd.	3.4%
Real Estate Management & Development, Japan
NN Group NV	3.0%
Insurance, Netherlands
Capital One Financial Corp.	2.9%
Consumer Finance, U.S.
SunTrust Banks Inc.	2.9%
Banks, U.S.
Wells Fargo & Co.	2.5%
Banks, U.S.
CNO Financial Group Inc.	2.4%
Insurance, U.S.
Citizens Financial Group Inc.	2.4%
Banks, U.S.

During the period under review, Fund investments that detracted from performance included insurers NN Group and Ageas and consumer and business financing company CIT Group.

NN Group is a Netherlands-based insurer spun out of ING Groep in 2014. Shares of NN Group followed the broad-based decline of European financial stocks in late June following the U.K.’s vote to leave the EU. In our view, the outcome had negative implications for the insurance sector by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Shares of NN Group also declined in January and early February as Europe’s financial sector was hurt by the potentially detrimental effect of the European Central Bank’s negative interest rate policy.

Shares of Belgium-based insurer Ageas followed the broad based decline of European financial stocks in late June following the Brexit referendum result. In our view, the outcome had negative implications for the insurance industry by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Ageas also declined in January and early February as Europe’s financials sector was hurt by the potentially detrimental effect of the ECB’s negative interest rate policy. On an encouraging note,

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the company announced solid quarterly results in mid-February and May, as well as raising its dividend in February.

CIT Group is a U.S.-based commercial financing and leasing company that primarily serves small and midsized businesses in a variety of industries. Shares of CIT Group followed the broad-based decline of global financial stocks in late June following the U.K. referendum result in favor of leaving the EU. Investors were also unsure about how, if at all, the Brexit may impact CIT’s attempt to sell or spin-off its aircraft leasing business. The stock dropped sharply in January and early February as the financials sector was negatively impacted by ongoing concerns about the strength of U.S. economic expansion, scaled back investor expectations regarding rate hikes by the U.S. Fed and concerns about exposure to the energy sector. At a March strategic update conference call, investors were disappointed by the minimal amount of new information regarding the divestiture of CIT’s aircraft leasing business and downbeat remarks regarding its energy financing portfolio.

We are closely following the market repercussions from Brexit and maintain, for the time being, a cautious approach as there is still little clarity on how this fluid situation will evolve. However, we are ready to take advantage of market dislocations to buy companies at a discount to intrinsic value, particularly those with a catalyst which may help generate returns that are idiosyncratic to the daily vagaries of global markets.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a minor positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

CFA® is a trademark owned by CFA Institute.

Thank you for your continued participation in Franklin Mutual Financial Services Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Andrew Sleeman has been portfolio manager for Franklin Mutual Financial Services Fund since 2009. He has also been a co-portfolio manager for Franklin Mutual International Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas.

Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

Andrew Dinnhaupt has been assistant portfolio manager for Franklin Mutual Financial Services Fund since December 2013 and has been an analyst for Franklin Mutual Advisers since 2011, specializing in the global insurance industry. Previously, Mr. Dinnhaupt was a portfolio manager and senior analyst covering the global financial services sector for RBC Capital Markets. Prior to RBC, Mr. Dinnhaupt worked at several hedge funds where he was responsible for analyzing and managing portfolios in the financial services sector. Before that, he worked at Mitchell Hutchins Asset Management where he covered the financial services industry.

Richard Cetlin has been assistant portfolio manager for Franklin Mutual Financial Services Fund since 2010 with primary coverage of European banks. Prior to joining Franklin Templeton Investments in 2010, Mr. Cetlin was a consultant for Asian Century Quest, a hedge fund focused on the Asia-Pacific region. In this role, he focused on the analysis of banking, insurance and real estate stocks in China and banking stocks in Hong Kong and Korea. Prior to that, Mr. Cetlin worked for 14 years at AllianceBernstein where he was a senior vice president and senior analyst for U.S. banking and specialty finance.

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Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15		Change
Z (TEFAX)	$18.16	$19.63	-$	1.47
A (TFSIX)	$18.19	$19.69	-$	1.50
C (TMFSX)	$18.05	$19.61	-$	1.56
R6 (FMFVX)	$18.29	$19.76	-$	1.47

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PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
Z				1.13%	1.13%
6-Month	-7.49%	-7.49%	$9,251
1-Year	-6.86%	-6.86%	$9,314
5-Year	+46.89%	+7.99%	$14,689
10-Year	+22.73%	+2.07%	$12,273
A				1.38%	1.38%
6-Month	-7.62%	-12.92%	$8,708
1-Year	-7.08%	-12.42%	$8,758
5-Year	+44.74%	+6.41%	$13,646
10-Year	+19.17%	+1.17%	$11,231
C				2.13%	2.13%
6-Month	-7.96%	-8.96%	$9,104
1-Year	-7.80%	-8.71%	$9,129
5-Year	+39.75%	+6.92%	$13,975
10-Year	+11.06%	+1.05%	$11,106
R6				0.96%	1.16%
6-Month	-7.44%	-7.44%	$9,256
1-Year	-6.73%	-6.73%	$9,327
3-Year	+26.91%	+8.27%	$12,691
Since Inception (5/1/13)	+28.36%	+8.21%	$12,836

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investing in a single-sector fund involves special risks, including greater sensitivity to economic, political or regulatory developments impacting the sector. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 4/30/17. Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financials Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$925.10	$5.31
Hypothetical (5% return before expenses)	$1,000	$1,019.34	$5.57
A
Actual	$1,000	$923.80	$6.51
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$6.82
C
Actual	$1,000	$920.40	$10.07
Hypothetical (5% return before expenses)	$1,000	$1,014.37	$10.57
R6
Actual	$1,000	$925.60	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.77

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.11%; A: 1.36%; C: 2.11%; and R6: 0.95%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.63	$18.40	$16.90	$13.59	$11.53	$13.01
Income from investment operations[a]:
Net investment income[b]	0.21	0.30 [c]	0.25	0.24	0.20	0.28
Net realized and unrealized gains (losses)	(1.68)	1.23	1.62	3.24	2.09	(1.48)
Total from investment operations	(1.47)	1.53	1.87	3.48	2.29	(1.20)
Less distributions from net investment income	—	(0.30)	(0.37)	(0.17)	(0.23)	(0.28)
Net asset value, end of period	$18.16	$19.63	$18.40	$16.90	$13.59	$11.53

Total return[d]	(7.49)%	8.34%	11.07%	25.67%	19.98%	(9.26)%

Ratios to average net assets[e]
Expenses	1.11%[f,g]	1.13%[f]	1.14%[f]	1.16%[f]	1.24%	1.24%
Net investment income	2.35%	1.53%[c]	1.44%	1.51%	1.56%	2.22%

Supplemental data
Net assets, end of period (000’s)	$133,089	$178,157	$112,156	$105,279	$86,519	$80,105
Portfolio turnover rate	10.01%	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.81%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.69	$18.46	$16.96	$13.64	$11.57	$13.05
Income from investment operations[a]:
Net investment income[b]	0.19	0.25 [c]	0.20	0.19	0.16	0.25
Net realized and unrealized gains (losses)	(1.69)	1.23	1.61	3.26	2.10	(1.49)
Total from investment operations	(1.50)	1.48	1.81	3.45	2.26	(1.24)
Less distributions from net investment income	—	(0.25)	(0.31)	(0.13)	(0.19)	(0.24)
Net asset value, end of period	$18.19	$19.69	$18.46	$16.96	$13.64	$11.57

Total return[d]	(7.62)%	8.05%	10.71%	25.32%	19.55%	(9.49)%

Ratios to average net assets[e]
Expenses	1.36%[f,g]	1.41%[f]	1.44%[f]	1.46%[f]	1.54%	1.54%
Net investment income	2.10%	1.25%[c]	1.14%	1.21%	1.26%	1.92%

Supplemental data
Net assets, end of period (000’s)	$293,574	$360,278	$255,242	$240,529	$184,681	$173,167
Portfolio turnover rate	10.01%	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.53%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.61	$18.41	$16.92	$13.61	$11.55	$13.01
Income from investment operations[a]:
Net investment income[b]	0.12	0.10 [c]	0.08	0.08	0.07	0.16
Net realized and unrealized gains (losses)	(1.68)	1.24	1.60	3.25	2.08	(1.48)
Total from investment operations	(1.56)	1.34	1.68	3.33	2.15	(1.32)
Less distributions from net investment income	—	(0.14)	(0.19)	(0.02)	(0.09)	(0.14)
Net asset value, end of period	$18.05	$19.61	$18.41	$16.92	$13.61	$11.55

Total return[d]	(7.96)%	7.30%	9.93%	24.50%	18.67%	(10.13)%

Ratios to average net assets[e]
Expenses	2.11%[f,g]	2.13%[f]	2.14%[f]	2.16%[f]	2.24%	2.24%
Net investment income	1.35%	0.53%[c]	0.44%	0.51%	0.56%	1.22%

Supplemental data
Net assets, end of period (000’s)	$112,630	$132,975	$89,341	$86,370	$69,046	$68,324
Portfolio turnover rate	10.01%	25.43%	33.69%	25.73%	12.65%	23.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.19)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$19.76	$18.52	$16.88	$14.89
Income from investment operations[b]:
Net investment income[c]	0.23	0.07 [d]	0.25	0.13
Net realized and unrealized gains (losses)	(1.70)	1.49	1.66	2.07
Total from investment operations	(1.47)	1.56	1.91	2.20
Less distributions from net investment income	—	(0.32)	(0.27)	(0.21)
Net asset value, end of period	$18.29	$19.76	$18.52	$16.88

Total return[e]	(7.44)%	8.55%	11.23%	14.86%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction	0.96%	1.16%	2.61%	2.18%
Expenses net of waiver, payments by affiliates and expense reduction[g]	0.95%	0.96%	0.97%	0.97%
Net investment income	2.51%	1.70%[d]	1.61%	1.70%

Supplemental data
Net assets, end of period (000’s)	$1,650	$1,421	$12	$6
Portfolio turnover rate	10.01%	25.43%	33.69%	25.73%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, June 30, 2016 (unaudited)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 90.1%
Banks 30.1%
[a,b] AB&T Financial Corp	United States	226,100	$79,135
Barclays PLC	United Kingdom	2,855,165	5,276,609
BB&T Corp	United States	291,320	10,373,905
BNP Paribas SA	France	71,270	3,144,864
Capital Bank Financial Corp., A	United States	42,649	1,228,291
[c] Capital Bank Financial Corp., B, 144A, non-voting	United States	153,021	4,407,005
CIT Group Inc	United States	594,800	18,980,068
Citigroup Inc	United States	123,869	5,250,807
Citizens Financial Group Inc	United States	643,086	12,848,858
Columbia Banking System Inc	United States	138,253	3,879,379
[a] FCB Financial Holdings Inc., A	United States	356,409	12,117,906
Guaranty Bancorp	United States	266,761	4,454,909
HSBC Holdings PLC	United Kingdom	1,057,690	6,570,699
JPMorgan Chase & Co	United States	156,190	9,705,647
KB Financial Group Inc	South Korea	107,348	3,035,849
PNC Financial Services Group Inc	United States	94,970	7,729,608
Southern National Bancorp of Virginia Inc	United States	547,560	6,652,854
Standard Chartered PLC	United Kingdom	1,287,230	9,690,752
State Bank Financial Corp	United States	416,160	8,468,856
SunTrust Banks Inc	United States	375,460	15,423,897
Wells Fargo & Co	United States	284,820	13,480,531
			162,800,429
Capital Markets 2.9%
[a] China International Capital Corp. Ltd., H	China	4,425,001	6,718,676
Credit Suisse Group AG	Switzerland	307,290	3,245,733
UBS Group AG	Switzerland	441,330	5,683,350
			15,647,759
Consumer Finance 5.4%
Capital One Financial Corp	United States	248,230	15,765,087
[c] Hoist Finance AB, 144A	Sweden	608,928	5,363,641
Sun Hung Kai & Co. Ltd	Hong Kong	14,145,704	8,277,619
			29,406,347
Diversified Financial Services 4.6%
First Pacific Co. Ltd	Hong Kong	7,786,902	5,610,500
Oslo Bors VPS Holding ASA	Norway	911,000	9,242,747
Voya Financial Inc	United States	399,670	9,895,829
			24,749,076
Household Durables 1.1%
[a] Cairn Homes PLC	Ireland	2,388,116	2,544,662
[a,c] Cairn Homes PLC, 144A	Ireland	2,988,749	3,184,667
			5,729,329
Insurance 39.9%
Ageas	Belgium	256,999	8,838,658
[a] Alleghany Corp	United States	18,637	10,242,522
The Allstate Corp	United States	102,216	7,150,009
American International Group Inc	United States	375,458	19,857,974
Argo Group International Holdings Ltd	United States	218,285	11,328,997
[a] ASR Nederland NV	Netherlands	410,210	8,855,830
China Pacific Insurance Group Co. Ltd., H	China	2,979,740	10,024,066

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Chubb Ltd	United States	95,570		$12,491,955
CNO Financial Group Inc	United States	755,060		13,183,348
Direct Line Insurance Group PLC	United Kingdom	2,164,854		9,953,053
[a] Enstar Group Ltd	United States	51,919		8,410,359
Korean Reinsurance Co	South Korea	622,180		6,584,829
Lancashire Holdings Ltd	United Kingdom	633,269		4,956,633
Maiden Holdings Ltd	United States	413,070		5,055,977
MetLife Inc	United States	272,020		10,834,557
NN Group NV	Netherlands	580,348		15,971,879
RSA Insurance Group PLC	United Kingdom	1,851,271		12,330,081
State National Cos. Inc	United States	373,757		3,935,661
[c] State National Cos. Inc.144A	United States	350,000		3,685,500
[a] Storebrand ASA	Norway	30,079		112,757
UNIQA Insurance Group AG	Austria	564,365		3,366,364
White Mountains Insurance Group Ltd	United States	12,068		10,161,256
XL Group PLC	Ireland	554,492		18,470,128
				215,802,393
Real Estate Investment Trusts (REITs) 1.7%
Hibernia REIT PLC	Ireland	6,309,142		9,348,781
Real Estate Management & Development 3.4%
[a] Dolphin Capital Investors Ltd	Greece	3,979,650		364,819
Takara Leben Co. Ltd	Japan	2,419,600		18,250,965
				18,615,784
Thrifts & Mortgage Finance 1.0%
Genworth Mortgage Insurance Australia Ltd	Australia	2,696,920		5,531,990
Total Common Stocks and Other Equity Interests
(Cost $487,858,090)				487,631,888
Convertible Preferred Stocks (Cost $122,400) 0.1%
Banks 0.1%
[d] Columbia Banking System Inc., 5.168%, cvt. pfd., B	United States	1,224		400,330
Preferred Stocks 1.2%
Diversified Financial Services 1.2%
[a,e] Hightower Holding LLC, pfd., A	United States	3,000,000		3,669,300
[a,e] Hightower Holding LLC, pfd., A, Series 2	United States	968,000		2,594,434
Total Preferred Stocks (Cost $4,782,324)				6,263,734
Companies in Liquidation 0.0%†
[a,e] FIM Coinvestor Holdings I, LLC	United States	4,357,178		—
[a,f] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	7,766,103		242,691
Total Companies in Liquidation (Cost $532,682)				242,691

		Notional
	Counterparty	Amount*
Options Purchased 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
CNY/USD, August Strike Price 7.387 CNY, Expires 8/03/16	FBCO	36,004,705	CNY	15
CNY/USD, August Strike Price 7.398 CNY, Expires 8/03/16	HSBC	51,809,089	CNY	14
CNY/USD, August Strike Price 7.43 CNY, Expires 8/03/16	FBCO	18,108,374	CNY	3
CNY/USD, August Strike Price 7.44 CNY, Expires 8/03/16	HSBC	29,012,392	CNY	4

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Notional
	Counterparty	Amount*		Value
Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
CNY/USD, August Strike Price 7.51 CNY, Expires 8/03/16	FBCO	91,516,943	CNY	$12
CNY/USD, December Strike Price 7.255 CNY, Expires 12/14/16	HSBC	49,282,490	CNY	31,220
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	HSBC	60,072,010	CNY	37,018
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	MSCS	30,257,013	CNY	18,645
Total Options Purchased (Cost $422,922)				86,931
Total Investments before Short Term Investments
(Cost $493,718,418)				494,625,574

		Principal
	Country	Amount
Short Term Investments 7.2%
U.S. Government and Agency Securities 7.2%
FHLB, 7/01/16	United States	$3,500,000		3,500,000
[g] U.S. Treasury Bill, 7/07/16 - 12/08/16	United States	35,500,000		35,476,009
Total U.S. Government and Agency Securities
(Cost $38,961,813)				38,976,009
Total Investments (Cost $532,680,231) 98.6%				533,601,583
Other Assets, less Liabilities 1.4%				7,340,854
Net Assets 100.0%				$540,942,437

*The notional amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 10 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $16,640,813, representing 3.1% of net assets.
dVariable rate security. The rate shown represents the yield at period end.
eSee Note 8 regarding restricted securities.
fBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
gThe security is traded on a discount basis with no stated coupon rate.

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Semiannual Report 19

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	2	$256,600	9/19/16	$630	$—
EUR/USD		Short	119	16,522,406	9/19/16	461,429	—
GBP/USD		Short	149	12,337,200	9/19/16	1,172,441	—
Total Futures Contracts						$1,634,500	$—
Net unrealized appreciation (depreciation)						$1,634,500

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	381,284	$419,204	7/06/16	$4,097	$—
Euro	BANT	Sell	2,905,977	3,176,412	7/06/16	2,591	(52,391)
Euro	BONY	Buy	650,180	719,250	7/06/16	2,819	(240)
Euro	FBCO	Buy	3,025,164	3,349,639	7/06/16	8,894	—
Euro	FBCO	Sell	117,782	132,620	7/06/16	1,859	—
Euro	HSBC	Buy	365,575	402,359	7/06/16	3,502	—
Euro	HSBC	Sell	2,774,023	3,027,264	7/06/16	—	(52,453)
Euro	SSBT	Buy	752,576	829,657	7/06/16	5,852	—
British Pound	BANT	Buy	961,181	1,363,194	7/21/16	597	(81,916)
British Pound	BANT	Sell	2,972,873	4,217,381	7/21/16	252,618	—
British Pound	FBCO	Sell	189,706	270,959	7/21/16	17,958	—
British Pound	HSBC	Buy	574,723	793,568	7/21/16	2,636	(29,727)
British Pound	HSBC	Sell	2,971,998	4,216,509	7/21/16	252,914	—
British Pound	SSBT	Buy	651,861	918,250	7/21/16	—	(48,898)
Euro	BANT	Sell	5,320,848	5,835,943	7/21/16	3,309	(77,876)
Euro	BONY	Sell	234,863	258,185	7/21/16	576	(3,282)
Euro	FBCO	Buy	300,000	330,695	7/21/16	2,552	—
Euro	HSBC	Buy	40,018	45,377	7/21/16	—	(924)
Euro	HSBC	Sell	929,779	1,032,960	7/21/16	5,502	(5,359)
Euro	SSBT	Buy	305,482	345,931	7/21/16	—	(6,595)
Euro	SSBT	Sell	751,251	835,625	7/21/16	5,842	(4,723)
Norwegian Krone	HSBC	Buy	1,457,000	169,848	7/25/16	4,312	—
Norwegian Krone	HSBC	Sell	78,156,185	9,382,603	7/25/16	40,633	(318)
Australian Dollar	HSBC	Buy	4,923,939	3,616,927	7/29/16	53,727	(1,934)
Australian Dollar	HSBC	Sell	12,192,172	9,187,186	7/29/16	114,982	(11,919)
South Korean Won	BANT	Buy	164,983,082	141,158	8/12/16	2,443	(554)
South Korean Won	BANT	Sell	2,486,391,632	2,058,869	8/12/16	—	(96,923)
South Korean Won	FBCO	Buy	340,117,800	288,529	8/12/16	6,366	—
South Korean Won	FBCO	Sell	319,531,692	279,400	8/12/16	2,972	(617)
South Korean Won	HSBC	Buy	252,048,600	215,118	8/12/16	3,418	—
South Korean Won	HSBC	Sell	2,588,489,454	2,141,223	8/12/16	—	(103,091)
Swiss Franc	BONY	Buy	404,000	419,909	8/12/16	—	(4,894)
Swiss Franc	BONY	Sell	189,600	195,446	8/12/16	1,915	(1,238)
Swiss Franc	HSBC	Buy	311,740	319,684	8/12/16	555	—
Swiss Franc	HSBC	Sell	3,008,457	3,100,607	8/12/16	10,127	—
Swiss Franc	SSBT	Buy	186,105	191,309	8/12/16	118	(249)
Swiss Franc	SSBT	Sell	50,000	50,537	8/12/16	—	(826)
British Pound	BANT	Sell	4,794,887	6,858,900	8/19/16	462,416	—
British Pound	HSBC	Sell	400,976	565,886	8/19/16	30,976	—
Swedish Krona	SSBT	Sell	44,750,000	5,241,274	8/29/16	—	(63,979)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	HSBC	Sell	2,088,085	$2,380,114	10/03/16	$54,047	$—
Euro	SSBT	Sell	2,088,085	2,379,498	10/03/16	53,431	—
Euro	BANT	Sell	2,896,823	3,284,581	10/18/16	55,661	—
Euro	SSBT	Sell	2,953,481	3,346,418	10/18/16	54,344	—
British Pound	SSBT	Sell	4,668,716	6,715,901	10/24/16	482,737	—
Japanese Yen	BONY	Sell	43,044,000	398,478	10/24/16	—	(20,134)
Japanese Yen	HSBC	Buy	188,498,799	1,779,357	10/24/16	53,832	—
Japanese Yen	HSBC	Sell	1,992,626,764	18,405,477	10/24/16	7,326	(980,554)
Euro	BANT	Sell	2,317,779	2,683,988	11/04/16	98,732	—
Euro	HSBC	Sell	2,466,551	2,857,379	11/04/16	106,182	—
South Korean Won	BANT	Sell	2,376,089,046	2,058,913	11/14/16	—	(46)
South Korean Won	FBCO	Sell	2,121,232,651	1,840,789	11/14/16	2,671	—
South Korean Won	HSBC	Sell	1,955,555,807	1,716,190	11/14/16	21,637	—
Euro	BANT	Sell	2,374,249	2,693,126	11/18/16	43,394	—
Euro	BONY	Sell	4,463,592	5,075,390	11/18/16	93,889	—
Euro	HSBC	Sell	3,855,287	4,390,998	11/18/16	88,384	—
Euro	SSBT	Sell	1,689,044	1,899,028	11/18/16	14,005	—
British Pound	BANT	Sell	243,739	325,474	11/23/16	529	(599)
British Pound	BONY	Sell	4,202,854	6,140,889	11/23/16	527,451	—
British Pound	FBCO	Sell	22,177	29,992	11/23/16	371	—
British Pound	HSBC	Sell	3,869,066	5,600,081	11/23/16	433,611	(1,150)
British Pound	SSBT	Sell	889,559	1,243,163	11/23/16	56,422	(1,376)
Total Forward Exchange Contracts						$3,557,734	$(1,654,785)
Net unrealized appreciation (depreciation)						$1,902,949

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 37.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$530,453,146
Cost - Non-controlled affiliates (Note 10)	2,227,085
Total cost of investments	$532,680,231
Value - Unaffiliated issuers	$533,522,448
Value - Non-controlled affiliates (Note 10)	79,135
Total value of investments	533,601,583
Cash	168,907
Restricted Cash (Note 1d)	920,000
Foreign currency, at value (cost $2,612,372)	2,615,424
Receivables:
Investment securities sold	1,380,223
Capital shares sold	746,968
Dividends and interest	993,318
European Union tax reclaims	920,095
Due from brokers	1,027,125
Variation margin	216,294
Unrealized appreciation on OTC forward exchange contracts	3,557,734
Other assets	98,340
Total assets	546,246,011
Liabilities:
Payables:
Capital shares redeemed	1,782,927
Management fees	406,041
Distribution fees	324,773
Transfer agent fees	98,089
Trustees’ fees and expenses	22,554
Due to brokers	920,000
Unrealized depreciation on OTC forward exchange contracts	1,654,785
Accrued expenses and other liabilities	94,405
Total liabilities	5,303,574
Net assets, at value	$540,942,437
Net assets consist of:
Paid-in capital	$661,366,701
Undistributed net investment income	5,109,231
Net unrealized appreciation (depreciation)	4,445,510
Accumulated net realized gain (loss)	(129,979,005)
Net assets, at value	$540,942,437

22 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$133,088,757
Shares outstanding	7,329,245
Net asset value and maximum offering price per share	$18.16
Class A:
Net assets, at value	$293,573,539
Shares outstanding	16,140,039
Net asset value per share[a]	$18.19
Maximum offering price per share (net asset value per share ÷ 94.25%)	$19.30
Class C:
Net assets, at value	$112,630,477
Shares outstanding	6,241,026
Net asset value and maximum offering price per share[a]	$18.05
Class R6:
Net assets, at value	$1,649,664
Shares outstanding	90,195
Net asset value and maximum offering price per share	$18.29

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $697,617)	$9,858,113
Interest	80,518
Income from securities loaned (net of fees and rebates)	102,487
Total investment income	10,041,118
Expenses:
Management fees (Note 3a)	2,537,848
Distribution fees: (Note 3c)
Class A	387,432
Class C	592,395
Transfer agent fees: (Note 3e)
Class Z	130,102
Class A	269,376
Class C	102,932
Class R6	172
Custodian fees (Note 4)	19,507
Reports to shareholders	39,298
Registration and filing fees	42,066
Professional fees	70,814
Trustees’ fees and expenses	8,060
Other	11,455
Total expenses	4,211,457
Expense reductions (Note 4)	(761)
Expenses waived/paid by affiliates (Notes 3f and 3g)	(654)
Net expenses	4,210,042
Net investment income	5,831,076
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(3,434,140)
Foreign currency transactions	709,406
Futures contracts	(115,696)
Net realized gain (loss)	(2,840,430)
Net change in unrealized appreciation (depreciation) on:
Investments	(56,587,560)
Translation of other assets and liabilities denominated in foreign currencies	(1,065,278)
Futures contracts	1,275,172
Net change in unrealized appreciation (depreciation)	(56,377,666)
Net realized and unrealized gain (loss)	(59,218,096)
Net increase (decrease) in net assets resulting from operations	$(53,387,020)

24 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$5,831,076	$6,413,297
Net realized gain (loss)	(2,840,430)	30,317,431
Net change in unrealized appreciation (depreciation)	(56,377,666)	(2,679,732)
Net increase (decrease) in net assets resulting from operations	(53,387,020)	34,050,996
Distributions to shareholders from:
Net investment income:
Class Z	—	(2,528,422)
Class A	—	(4,347,602)
Class C	—	(866,630)
Class R6	—	(18,925)
Total distributions to shareholders	—	(7,761,579)
Capital share transactions: (Note 2)
Class Z	(30,886,452)	59,444,061
Class A	(38,239,935)	90,685,735
Class C	(9,727,504)	38,200,826
Class R6	352,447	1,458,822
Total capital share transactions	(78,501,444)	189,789,444
Net increase (decrease) in net assets	(131,888,464)	216,078,861
Net assets:
Beginning of period	672,830,901	456,752,040
End of period	$540,942,437	$672,830,901
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$5,109,231	$(721,845)

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Financial Services Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class C and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

26 Semiannual Report

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible,

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Semiannual Report 27

FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $1,813,199 in United Kingdom Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

g. Security Transactions, Investment Income, Expenses and Distributions (continued)

assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	860,344	$15,629,656	4,075,813	$80,768,459
Shares issued in reinvestment of distributions	—	—	120,121	2,312,900
Shares redeemed	(2,604,831)	(46,516,108)	(1,219,045)	(23,637,298)
Net increase (decrease)	(1,744,487)	$(30,886,452)	2,976,889	$59,444,061
Class A Shares:
Shares sold	2,304,663	$42,302,464	9,859,370	$194,934,822
Shares issued in reinvestment of distributions	—	—	218,808	4,214,727
Shares redeemed	(4,460,179)	(80,542,399)	(5,609,806)	(108,463,814)
Net increase (decrease)	(2,155,516)	$(38,239,935)	4,468,372	$90,685,735
Class C Shares:
Shares sold	458,023	$8,309,108	2,695,436	$52,859,589
Shares issued in reinvestment of distributions	—	—	43,382	824,724
Shares redeemed	(997,698)	(18,036,612)	(810,404)	(15,483,487)
Net increase (decrease)	(539,675)	$(9,727,504)	1,928,414	$38,200,826
Class R6 Shares:
Shares sold	30,073	$563,460	70,704	$1,447,899
Shares issued in reinvestment of distributions	—	—	964	18,816
Shares redeemed	(11,805)	(211,013)	(412)	(7,893)
Net increase (decrease)	18,268	$352,447	71,256	$1,458,822

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $ 1 billion
0.845%	Over $ 1 billion, up to and including $ 2 billion
0.825%	Over $ 2 billion, up to and including $ 5 billion
0.805%	In excess of $ 5 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.875% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$49,764
CDSC retained	$10,722

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $502,582, of which $250,576 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	18,784,000	(18,784,000)	—	$—	$—	$—	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$24,859
[b]Increase in projected benefit obligation	$916
Benefit payments made to retired trustees	$(303)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:
Capital loss carryforwards expiring in:
2016	$20,044,095
2017	73,527,713
2018	31,091,133
$124,662,941

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$534,621,602
Unrealized appreciation	$71,174,014
Unrealized depreciation	(72,194,033)
Net unrealized appreciation (depreciation)	$(1,020,019)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $54,036,614 and $82,645,498, respectively.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
4,357,178	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	$—	$—
3,000,000	Hightower Holding LLC, pfd., A	3/31/08 - 1/05/10	2,362,324	3,669,300
968,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	2,420,000	2,594,434
	Total Restricted Securities (Value is 1.2% of Net Assets)		$4,782,324	$6,263,734

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at	$86,931	[a]
	value
	Variation margin	1,634,500	[b]
	Unrealized appreciation on	3,557,734		Unrealized depreciation on	$1,654,785
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$5,279,165			$1,654,785

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts				Investments	$(335,991)[a]
	Foreign currency transactions	$607,183	[b]	Translation of other assets	(1,071,957)[b]
				and liabilities denominated
				in foreign currencies
	Futures contracts	(115,696)		Futures contracts	1,275,172
Totals		$491,487			$(132,776)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 1.1% of average month end net assets. The average month end number of open derivative contracts for the period was 191.

See Note 1(c) regarding derivative financial instruments.

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10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

Number
	of Shares			Number of
	Held at			Shares Held	Value		Realized
	Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)
Non-Controlled Affiliates
AB&T Financial Corp.
(Value is —%[a] of Net Assets)	226,100	—	—	226,100	$79,135	$ —	$ —

[a]Rounds to less than 0.1% of net assets.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN MUTUAL FINANCIAL SERVICES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Banks	$158,314,289	$4,886,470	$—	$163,200,759
Diversified Financial Services	24,749,076	—	6,263,734	31,012,810
All Other Equity Investments[b]	300,082,383	—	—	300,082,383
Companies in Liquidation	—	242,691	—[c]	242,691
Options Purchased	—	86,931	—	86,931
Short Term Investments	35,476,009	3,500,000	—	38,976,009
Total Investments in Securities	$518,621,757	$8,716,092	$6,263,734	$533,601,583
Other Financial Instruments
Futures Contracts	$1,634,500	$—	$—	$1,634,500
Forward Exchange Contracts	—	3,557,734	—	3,557,734
Total Other Financial Instruments	$1,634,500	$3,557,734	$—	$5,192,234

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$1,654,785	$—	$1,654,785

aIncludes common, convertible preferred and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2016, the reconciliation of assets is as follows:

Net Change in
Unrealized
Appreciation
			Transfers		Net	Net		(Depreciation)
	Balance at		Into		Realized	Unrealized	Balance	on Assets
	Beginning	Purchases	(Out of)	Cost Basis	Gain	Appreciation	at End	Held at
	of Period	(Sales)	Level 3	Adjustments	(Loss)	(Depreciation)	of Period	Period End

Assets:
Investments in Securities:
Equity Investments:[a]
Diversified Financial Services	$5,601,410	$ —	$ —	$ —	$ —	$662,324	$6,263,734	$662,324

[a]Includes preferred stocks.

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Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2016, are as follows:

	Fair				Impact to
	Value at				Fair Value
	End of			Amount/	if Input
Description	Period	Valuation Technique	Unobservable Inputs	Range	Increases[a]

Assets:
Investments in Securities:
Equity Investments:[b]
Diversified Financial Services	$6,263,734	Discounted Cash Flow Model	Cost of equity	17%	Decrease[c]
			Revenue growth rate	6.2% - 24.3%	Increase[c]
			Adjusted EBITDA margin	12.5% - 21.5%	Increase[c]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes preferred stocks.
cRepresents a significant impact to fair value and net assets.

Abbreviations List

EBITDA Earnings before interest, taxes, depreciation and amortization

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	FHLB Federal Home Loan Bank
BONY	Bank of New York Mellon	CNY	Chinese Yuan
FBCO	Credit Suisse International	EUR	Euro
HSBC	HSBC Bank PLC	GBP	British Pound
MSCS	Morgan Stanley Capital Services LLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund share-holders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global financial services funds. The Fund had total returns in the best performing quin-tile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods in the best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the second-lowest performing quin-tile. Reference was made to prior discussions with management regarding the reasons for the relative underperformance for the 10-year period ended December 31, 2015. While noting such discussions and given the recent improvement in relative performance, the Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 5.6 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

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SHAREHOLDER INFORMATION

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Financial Services Fund

Investment Manager
Franklin Mutual Advisers, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	479 S 08/16

Semiannual Report
and Shareholder Letter
June 30, 2016

Franklin Mutual Global Discovery Fund

A SERIES OF FRANKLIN MUTUAL SERIES FUNDS

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Semiannual Report
Franklin Mutual Global Discovery Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	27
Notes to Financial Statements	31
Shareholder Information	43

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Global Discovery Fund

This semiannual report for Franklin Mutual Global Discovery Fund covers the period ended June 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Its strategy is focused mainly on what the investment manager believes are undervalued mid-and large-cap equity securities, with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares posted a +0.31% cumulative total return for the six months ended June 30, 2016. In comparison, the Fund’s new sole benchmark and former secondary benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +1.02% total return, while its old primary benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +3.84% total return.1 As the investment manager believes the composition of the MSCI World Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 as the Fund’s benchmark. You can find more of Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Banks	11.3%
Insurance	9.4%
Pharmaceuticals	7.7%
Oil, Gas & Consumable Fuels	6.3%
Media	5.8%
Software	5.8%
Tobacco	5.4%
Health Care Equipment & Supplies	4.3%
Food & Staples Retailing	4.0%
Technology Hardware, Storage & Peripherals	3.5%

investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets,

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substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the result of the Brexit vote, signaling the beginning of the end of the U.K.’s 43-year membership in the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among investors regarding the consequences of Brexit in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, particularly in banks.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Three of the Fund’s top 10 positions at period-end were in health care.2 Merck, Medtronic and Switzerland-based Novartis are global companies that meet important customer needs with

2. The health care sector comprises health care equipment and supplies, and pharmaceuticals in the SOI.

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products protected by intellectual property. This focus on innovation that improves the lives of customers gives us confidence in the sustainability of their businesses. In addition, we feel that each has strong financial characteristics, including the ability to invest in research and development and acquisitions, while also providing material returns to shareholders, and trading at valuations that are attractive from our perspective as value investors.

The Fund also featured three information technology (IT) firms among its larger positions: Microsoft, Symantec and Samsung Electronics.3 Microsoft features a strong global business based on innovation and meeting customer needs, including its fast-growing cloud business, while also returning excess capital to shareholders through dividends and share buybacks. Symantec also competes through innovation in providing security software to individuals and enterprises. Following a restructuring of its activities, the company is now focused on the fast-growing market for web-related security, while also returning capital to shareholders. South Korea-based Samsung Electronics, another meaningful position of the Fund in this sector, competes in more capital intensive commodity markets such as memory semiconductors and smartphones. In these areas, we believe that Samsung has advantages of scale and expertise relative to many of its competitors. In our view, these firms, like the health care firms mentioned previously, share these positive attributes as well as valuations that we, as value investors, find compelling.

Merger and acquisition (M&A) activity continued to be strong in the first half of 2016, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high industry concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halliburton’s attempt to acquire Baker Hughes (a Fund holding) on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. We continue to be active in this space and work to ensure the potential rewards are big enough to outweigh the clear risks that exist in the current environment.

Turning to Fund performance, top contributors included British American Tobacco, integrated oil and gas company Royal Dutch Shell and medical technology company Stryker.

Shares of U.K.-based British American Tobacco rose as many equity market investors showed a preference for defensive stocks (perceived to be less sensitive to economic conditions and/or having an attractive dividend yield, such as consumer staples) amid tepid global economic conditions, the low interest-rate environment and the late June U.K. referendum result in favor of leaving the EU. In our view, British American Tobacco remains an attractive position given the current management team, its portfolio of brands and track record of returning capital to shareholders.

Improved crude oil prices during the period helped many energy sector stocks, including U.K.-based Royal Dutch Shell. In January, company shareholders approved the acquisition of BG Group and both companies released quarterly results indicating strong cash flow and results in their natural gas operations. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending, and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of US$30 billion in assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back US$25 billion of shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. The company is a U.S. dollar-based business that reports and declares its dividends in U.S. dollars, with some level of British pound-based costs, resulting in a more what we consider an attractive valuation in its local market, given the decline of the pound.

U.S.-based medical technology company Stryker announced solid quarterly results in January and May that reflected strong organic growth, market share gains in many of its business segments and operating margin leverage that drove earnings growth. Along with the earnings results in May, Stryker raised its sales and earnings guidance for 2016. Beyond earnings, Stryker announced two strategic acquisitions in February. In our view, the deals were priced at full valuation but involved good-quality assets that offer Stryker the potential to enhance the value of existing assets and drive further value for Stryker shareholders.

During the period under review, Fund investments that detracted from performance included insurer NN Group, bank holding company Barclays and network technology provider Nokia.

NN Group is a Netherlands-based insurer spun out of ING Groep in 2014. Shares of NN Group followed the broad-based decline of European financial stocks in late June following the U.K.’s vote to leave the EU. In our view, the outcome had negative implications for the insurance sector by increasing

3. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Shares of NN Group also declined in January and early February as Europe’s financial sector was hurt by the potentially detrimental effect of the European Central Bank’s negative interest rate policy.

Shares of U.K.-based bank Barclays dropped sharply in late June after the Brexit vote. Investors feared the decision could lead to an increase in bad loans and reduced investment banking revenues if the U.K. economy slips into recession. Barclays’ stock had already significantly declined in January and early February as Europe’s financial sector was hindered by the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, the bank’s share price was negatively impacted by a disappointing strategic update in early March that included limited downsizing of the investment banking unit and a dividend cut to fund an accelerated rundown of its non-core activities.

Nokia is a Finland-based global communications and information technology company. Nokia’s stock price retreated in early February after the International Court of Arbitration issued a binding ruling prescribing below-estimated royalty rates that South Korea-based Samsung is to pay to Nokia; the decision negatively impacted the high-margin cash flows Nokia is expected to receive. In February, Nokia also announced its first set of quarterly results following the January 14 close of its Alcatel-Lucent acquisition. Investors reacted negatively to management’s cautious comments regarding demand for new mobile networks in China and the absence of formal guidance. In May, the company announced weaker-than-expected 2016 margin guidance for its networks business due to a slowdown in spending by telecommunications customers. Although management has taken a conservative view on margins this year, we believe a more consolidated industry may allow for greater pricing power and that cost synergies from the merger may eventually be revised higher.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Microsoft Corp.	2.4%
Software, U.S.
Merck & Co. Inc.	2.4%
Pharmaceuticals, U.S.
Medtronic PLC	2.1%
Health Care Equipment & Supplies, U.S.
Royal Dutch Shell PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.
Novartis AG	1.8%
Pharmaceuticals, Switzerland
Chubb Ltd.	1.7%
Insurance, U.S.
British American Tobacco PLC	1.7%
Tobacco, U.K.
Eli Lilly & Co.	1.6%
Pharmaceuticals, U.S.
Wells Fargo & Co.	1.5%
Banks, U.S.
Stryker Corp.	1.5%
Health Care Equipment & Supplies, U.S.

non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

As fellow shareholders, we found recent relative performance disappointing. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Thank you for your continued participation in Franklin Mutual Global Discovery Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Peter A. Langerman has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Global Discovery Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

Philippe Brugere-Trelat has been portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been lead portfolio manager for Franklin Mutual European Fund since 2005 and co-portfolio manager for Franklin Mutual International Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Timothy Rankin rejoined the Franklin Mutual Series investment group in 2010 and currently serves as co-portfolio manager for Franklin Mutual Global Discovery Fund, and as a research analyst, is responsible for the analysis of the global energy and chemical industries. Mr. Rankin had previously worked at Franklin Mutual Series from 1997 through 2004. Mr. Rankin has over 20 years of experience in the investment management industry, including over 10 years with Franklin Mutual Series as a research analyst and portfolio manager. Most recently, he was managing director of Blue Harbour Group, LLC, a private investment firm focused on small-and mid-cap North American companies. Prior to his original employment with Franklin Mutual Series, Mr. Rankin was an equity analyst at Glickenhaus & Co.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15		Change
Z (MDISX)	$29.44	$29.35	+$	0.09
A (TEDIX)	$28.90	$28.86	+$	0.04
C (TEDSX)	$28.50	$28.55	-$	0.05
R (TEDRX)	$28.52	$28.51	+$	0.01
R6 (FMDRX)	$29.46	$29.35	+$	0.11

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
Z				0.99%
6-Month	+0.31%	+0.31%	$10,031
1-Year	-5.73%	-5.73%	$9,427
5-Year	+34.88%	+6.17%	$13,488
10-Year	+78.59%	+5.97%	$17,859
A				1.24%
6-Month	+0.14%	-5.61%	$9,439
1-Year	-5.95%	-11.35%	$8,865
5-Year	+32.92%	+4.61%	$12,528
10-Year	+73.41%	+5.03%	$16,342
C				1.99%
6-Month	-0.18%	-1.18%	$9,882
1-Year	-6.65%	-7.51%	$9,249
5-Year	+28.28%	+5.11%	$12,828
10-Year	+61.61%	+4.92%	$16,161
R				1.49%
6-Month	+0.04%	+0.04%	$10,004
1-Year	-6.19%	-6.19%	$9,381
5-Year	+31.50%	+5.63%	$13,150
10-Year	+69.83%	+5.44%	$16,983
R6				0.84%
6-Month	+0.37%	+0.37%	$10,037
1-Year	-5.56%	-5.56%	$9,444
3-Year	+16.72%	+5.29%	$11,672
Since Inception (5/1/13)	+17.50%	+5.23%	$11,750

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z: Class C: Class R: Class R6:

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares. Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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F R A N K L I N M U T U A L G L O B A L	D I S C O V E R Y F U N D
Y O U R	F U N D ’ S E X P E N S E S

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$1,003.10	$4.93
Hypothetical (5% return before expenses)	$1,000	$1,019.94	$4.97
A
Actual	$1,000	$1,001.40	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
C
Actual	$1,000	$998.20	$9.89
Hypothetical (5% return before expenses)	$1,000	$1,014.97	$9.97
R
Actual	$1,000	$1,000.40	$7.41
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.47
R6
Actual	$1,000	$1,003.70	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,020.74	$4.17

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.99%; A: 1.24%; C: 1.99%; R: 1.49%; and R6: 0.83%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$29.35	$33.32	$33.73	$28.65	$27.47	$29.54
Income from investment operations[a]:
Net investment income[b]	0.47 [c]	0.53	0.82 [d]	0.55	0.56	0.61
Net realized and unrealized gains
(losses)	(0.38)	(1.71)	0.97	6.74	3.21	(1.46)
Total from investment operations	0.09	(1.18)	1.79	7.29	3.77	(0.85)
Less distributions from:
Net investment income	—	(0.55)	(0.82)	(0.57)	(0.57)	(0.55)
Net realized gains	—	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	—	(2.79)	(2.20)	(2.21)	(2.59)	(1.22)
Net asset value, end of period	$29.44	$29.35	$33.32	$33.73	$28.65	$27.47

Total return[e]	0.31%	(3.36)%	5.33%	25.64%	13.64%	(2.68)%

Ratios to average net assets[f]
Expenses[g]	0.99%[h,i]	0.99%[h,i]	0.99%[h]	0.98%[h]	1.02%	1.01%
Expenses incurred in connection with
securities sold short	—%[j]	0.02%	0.03%	—%[j]	—%[j]	—%[j]
Net investment income	3.36%[c]	1.56%	2.38%[d]	1.68%	1.89%	2.11%

Supplemental data
Net assets, end of period (000’s)	$7,346,634	$9,132,752	$10,375,518	$9,529,245	$7,417,041	$7,159,033
Portfolio turnover rate	8.68%	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.80%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$28.86	$32.81	$33.24	$28.27	$27.14	$29.19
Income from investment operations[a]:
Net investment income[b]	0.44 [c]	0.42	0.71 [d]	0.44	0.46	0.52
Net realized and unrealized gains
(losses)	(0.40)	(1.67)	0.96	6.65	3.17	(1.44)
Total from investment operations	0.04	(1.25)	1.67	7.09	3.63	(0.92)
Less distributions from:
Net investment income	—	(0.46)	(0.72)	(0.48)	(0.48)	(0.46)
Net realized gains	—	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	—	(2.70)	(2.10)	(2.12)	(2.50)	(1.13)
Net asset value, end of period	$28.90	$28.86	$32.81	$33.24	$28.27	$27.14

Total return[e]	0.14%	(3.63)%	5.01%	25.26%	13.34%	(2.99)%

Ratios to average net assets[f]
Expenses[g]	1.24%[h,i]	1.27%[h,i]	1.29%[h]	1.28%[h]	1.32%	1.31%
Expenses incurred in connection with
securities sold short	—%[j]	0.02%	0.03%	—%[j]	—%[j]	—%[j]
Net investment income	3.11%[c]	1.28%	2.08%[d]	1.38%	1.59%	1.81%

Supplemental data
Net assets, end of period (000’s)	$10,603,491	$11,274,721	$11,573,196	$10,785,375	$7,977,279	$7,617,500
Portfolio turnover rate	8.68%	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.55%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.10%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period	$28.55	$32.49	$32.94	$28.05	$26.95	$28.97
Income from investment operations[a]:
Net investment income[b]	0.33 [c]	0.18	0.47 [d]	0.22	0.25	0.32
Net realized and unrealized gains
(losses)	(0.38)	(1.64)	0.95	6.58	3.14	(1.42)
Total from investment operations	(0.05)	(1.46)	1.42	6.80	3.39	(1.10)
Less distributions from:
Net investment income	—	(0.24)	(0.49)	(0.27)	(0.27)	(0.25)
Net realized gains	—	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	—	(2.48)	(1.87)	(1.91)	(2.29)	(0.92)
Net asset value, end of period	$28.50	$28.55	$32.49	$32.94	$28.05	$26.95

Total return[e]	(0.18)%	(4.33)%	4.28%	24.39%	12.53%	(3.64)%

Ratios to average net assets[f]
Expenses[g]	1.99%[h,i]	1.99%[h,i]	1.99%[h]	1.98%[h]	2.02%	2.01%
Expenses incurred in connection with
securities sold short	—%[j]	0.02%	0.03%	—%[j]	—%[j]	—%[j]
Net investment income	2.36%[c]	0.56%	1.38%[d]	0.68%	0.89%	1.11%

Supplemental data
Net assets, end of period (000’s)	$2,766,090	$2,983,216	$3,077,691	$2,894,908	$2,222,484	$2,268,995
Portfolio turnover rate	8.68%	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$28.51	$32.43	$32.88	$27.98	$26.89	$28.93
Income from investment operations[a]:
Net investment income[b]	0.40 [c]	0.35	0.65 [d]	0.37	0.39	0.46
Net realized and unrealized gains (losses)	(0.39)	(1.64)	0.93	6.58	3.14	(1.42)
Total from investment operations	0.01	(1.29)	1.58	6.95	3.53	(0.96)
Less distributions from:
Net investment income	—	(0.39)	(0.65)	(0.41)	(0.42)	(0.41)
Net realized gains	—	(2.24)	(1.38)	(1.64)	(2.02)	(0.67)
Total distributions	—	(2.63)	(2.03)	(2.05)	(2.44)	(1.08)
Net asset value, end of period	$28.52	$28.51	$32.43	$32.88	$27.98	$26.89

Total return[e]	0.04%	(3.82)%	4.77%	25.02%	13.09%	(3.17)%

Ratios to average net assets[f]
Expenses[g]	1.49%[h,i]	1.49%[h,i]	1.49%[h]	1.48%[h]	1.52%	1.51%
Expenses incurred in connection with securities sold
short	—%[j]	0.02%	0.03%	—%[j]	—%[j]	—%[j]
Net investment income	2.86%[c]	1.06%	1.88%[d]	1.18%	1.39%	1.61%

Supplemental data
Net assets, end of period (000’s)	$437,029	$468,425	$528,439	$539,613	$458,142	$434,893
Portfolio turnover rate	8.68%	21.79%	23.66%	23.57%	24.65%	33.60%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.30%.
dNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$29.35	$33.33	$33.73	$31.42
Income from investment operations[b]:
Net investment income[c]	0.50 [d]	0.55	0.85 [e]	0.40
Net realized and unrealized gains (losses)	(0.39)	(1.69)	1.00	4.17
Total from investment operations	0.11	(1.14)	1.85	4.57
Less distributions from:
Net investment income	—	(0.60)	(0.87)	(0.62)
Net realized gains	—	(2.24)	(1.38)	(1.64)
Total distributions	—	(2.84)	(2.25)	(2.26)
Net asset value, end of period	$29.46	$29.35	$33.33	$33.73

Total return[f]	0.37%	(3.23)%	5.46%	14.71%

Ratios to average net assets[g]
Expenses[h,i]	0.83%[j]	0.84%[j]	0.85%	0.84%
Expenses incurred in connection with securities sold short	—%[k]	0.02%	0.03%	—%[k]
Net investment income	3.52%[d]	1.71%	2.52%[e]	1.83%

Supplemental data
Net assets, end of period (000’s)	$423,681	$229,765	$137,922	$10,535
Portfolio turnover rate	8.68%	21.79%	23.66%	23.57%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.96%.
eNet investment income per share includes approximately $0.34 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Statement of Investments, June 30, 2016 (unaudited)

	Country	Shares/Units	Value

Common Stocks and Other Equity Interests 88.9%
Aerospace & Defense 0.6%
B/E Aerospace Inc	United States	2,022,442	$93,391,271
[a] KLX Inc	United States	1,011,221	31,347,852
			124,739,123
Auto Components 0.6%
Cie Generale des Etablissements Michelin, B	France	1,269,287	120,047,690
[a,b] International Automotive Components Group Brazil LLC	Brazil	3,819,425	62,879
[a,b,c,d] International Automotive Components Group North America LLC	United States	35,491,081	15,657,458
			135,768,027
Automobiles 1.1%
General Motors Co	United States	5,945,392	168,254,594
Hyundai Motor Co	South Korea	661,459	77,751,873
			246,006,467
Banks 11.3%
Barclays PLC	United Kingdom	60,743,193	112,259,033
BNP Paribas SA	France	3,690,983	162,868,543
Capital Bank Financial Corp., A	United States	866,477	24,954,538
[e] Capital Bank Financial Corp., B, 144A, non-voting	United States	2,980,444	85,836,787
CIT Group Inc	United States	4,841,447	154,490,574
Citigroup Inc	United States	5,490,140	232,727,035
Citizens Financial Group Inc	United States	10,206,899	203,933,842
[a] Commerzbank AG	Germany	8,316,042	53,757,795
HSBC Holdings PLC	United Kingdom	21,384,574	132,847,616
JPMorgan Chase & Co	United States	4,590,489	285,252,987
KB Financial Group Inc	South Korea	2,731,042	77,235,083
PNC Financial Services Group Inc	United States	2,700,744	219,813,554
Societe Generale SA	France	3,827,410	119,842,671
Standard Chartered PLC	United Kingdom	12,656,750	95,284,778
SunTrust Banks Inc	United States	4,005,415	164,542,448
Wells Fargo & Co	United States	6,774,534	320,638,694
			2,446,285,978
Beverages 1.1%
PepsiCo Inc	United States	2,145,742	227,319,908
Chemicals 0.3%
[a,f,g] Dow Corning Corp., Contingent Distribution	United States	11,430,153	—
Syngenta AG	Switzerland	157,078	60,201,700
			60,201,700
Communications Equipment 2.4%
Cisco Systems Inc	United States	7,416,030	212,765,901
Nokia Corp., ADR	Finland	25,474,246	144,948,460
Nokia OYJ, A	Finland	28,555,604	161,804,466
			519,518,827
Construction Materials 0.7%
[a] LafargeHolcim Ltd., B	Switzerland	3,691,245	153,307,112
Consumer Finance 0.4%
[a] Ally Financial Inc	United States	4,641,368	79,228,152
Containers & Packaging 0.7%
International Paper Co	United States	3,351,698	142,044,961

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Semiannual Report 19

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 0.4%
Voya Financial Inc	United States	3,426,353	$84,836,500
Diversified Telecommunication Services 2.9%
China Telecom Corp. Ltd., H	China	448,060,220	199,819,342
Deutsche Telekom AG	Germany	8,629,475	146,356,204
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	45,658,716	—
Koninklijke KPN NV	Netherlands	79,524,264	287,312,195
			633,487,741
Electric Utilities 1.1%
Enel SpA	Italy	54,669,574	241,508,360
Energy Equipment & Services 1.1%
Baker Hughes Inc	United States	5,382,143	242,896,114
Food & Staples Retailing 4.0%
CVS Health Corp	United States	1,765,125	168,993,068
Empire Co. Ltd., A	Canada	7,893,638	117,356,850
Metro AG	Germany	7,384,718	225,162,459
[a] Rite Aid Corp	United States	13,959,587	104,557,307
Walgreens Boots Alliance Inc	United States	2,833,972	235,984,848
			852,054,532
Health Care Equipment & Supplies 4.9%
Medtronic PLC	United States	5,286,204	458,683,921
St. Jude Medical Inc	United States	3,633,160	283,386,480
Stryker Corp	United States	2,622,672	314,274,786
			1,056,345,187
Hotels, Restaurants & Leisure 1.4%
Accor SA	France	5,775,634	222,385,964
Sands China Ltd	Hong Kong	21,300,300	71,106,699
			293,492,663
Independent Power & Renewable Electricity Producers 0.4%
NRG Energy Inc	United States	6,228,341	93,362,832
Industrial Conglomerates 2.1%
Jardine Strategic Holdings Ltd	Hong Kong	5,511,361	166,332,875
Koninklijke Philips NV	Netherlands	11,117,357	276,347,809
			442,680,684
Insurance 9.4%
[a] Alleghany Corp	United States	76,761	42,186,310
The Allstate Corp	United States	2,713,383	189,801,141
American International Group Inc	United States	5,102,618	269,877,466
China Pacific Insurance Group Co. Ltd., H	China	44,491,587	149,672,991
Chubb Ltd	United States	2,853,031	372,919,682
MetLife Inc	United States	3,841,066	152,989,659
NN Group NV	Netherlands	11,287,329	310,640,949
RSA Insurance Group PLC	United Kingdom	17,857,312	118,935,645
White Mountains Insurance Group Ltd	United States	163,310	137,507,020
XL Group PLC	Ireland	8,454,755	281,627,889
			2,026,158,752
Internet Software & Services 0.4%
[a] LinkedIn Corp., A	United States	459,725	87,002,956

20 Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
IT Services 0.6%
Xerox Corp	United States	13,125,527	$124,561,251
Machinery 1.5%
Caterpillar Inc	United States	3,147,600	238,619,556
CNH Industrial NV	United Kingdom	5,804,196	41,746,540
CNH Industrial NV, special voting	United Kingdom	7,338,645	52,783,027
			333,149,123
Marine 0.9%
A.P. Moeller-Maersk AS, B	Denmark	141,774	184,183,904
Media 5.8%
CBS Corp., B	United States	4,610,979	251,021,697
[a] Charter Communications Inc., A	United States	840,665	192,209,646
[a] DISH Network Corp., A	United States	3,041,368	159,367,683
[a] Liberty Global PLC LiLAC, C	United Kingdom	363,751	11,818,282
[a] Liberty Global PLC, C	United Kingdom	2,915,402	83,526,267
Relx PLC	United Kingdom	16,305,620	299,168,734
Time Warner Inc	United States	2,055,136	151,134,701
Twenty-First Century Fox Inc., B	United States	4,159,700	113,351,825
			1,261,598,835
Metals & Mining 0.9%
Freeport-McMoRan Inc., B	United States	6,099,862	67,952,463
ThyssenKrupp AG	Germany	6,240,872	124,756,274
			192,708,737
Multiline Retail 0.6%
Macy’s Inc	United States	3,802,597	127,805,285
Oil, Gas & Consumable Fuels 6.3%
Anadarko Petroleum Corp	United States	958,056	51,016,482
Apache Corp	United States	1,786,470	99,452,785
BP PLC	United Kingdom	30,087,550	175,780,256
China Shenhua Energy Co. Ltd., H	China	63,379,200	116,490,715
CONSOL Energy Inc	United States	6,429,499	103,450,639
Kinder Morgan Inc	United States	10,003,978	187,274,468
Marathon Oil Corp	United States	12,928,845	194,061,963
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	9,226,904	252,655,385
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	6,164,658	168,303,579
[a,b,c] Warrior Met Coal LLC, A	United States	60,966	6,146,373
[a,b,c] Warrior Met Coal LLC, B	United States	142,575	14,373,898
			1,369,006,543
Paper & Forest Products 0.0%†
[a] Verso Corp	United States	1,100,202	22,004
Pharmaceuticals 7.7%
Eli Lilly & Co	United States	4,482,919	353,029,871
GlaxoSmithKline PLC	United Kingdom	10,945,979	234,182,686
Merck & Co. Inc	United States	8,840,438	509,297,633
Novartis AG, ADR	Switzerland	4,827,162	398,289,137
Teva Pharmaceutical Industries Ltd., ADR	Israel	3,429,742	172,275,941
			1,667,075,268

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Semiannual Report 21

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment 0.4%
SK Hynix Inc	South Korea	3,356,242	$94,333,710
Software 5.8%
[a] Check Point Software Technologies Ltd	Israel	3,392,843	270,341,730
Microsoft Corp	United States	10,162,391	520,009,547
Open Text Corp	Canada	2,858,954	169,135,719
Symantec Corp	United States	14,661,159	301,140,206
			1,260,627,202
Specialty Retail 0.9%
Kingfisher PLC	United Kingdom	42,834,793	184,198,820
Technology Hardware, Storage & Peripherals 3.5%
EMC Corp	United States	9,920,610	269,542,974
Hewlett Packard Enterprise Co	United States	6,436,730	117,599,057
HP Inc	United States	6,082,710	76,338,010
Lenovo Group Ltd	China	41,391,101	24,914,312
Samsung Electronics Co. Ltd	South Korea	217,030	268,289,250
			756,683,603
Tobacco 5.4%
Altria Group Inc	United States	3,611,267	249,032,972
British American Tobacco PLC	United Kingdom	5,563,572	359,276,353
Imperial Brands PLC	United Kingdom	4,213,802	227,753,340
Philip Morris International Inc	United States	925,621	94,154,168
Reynolds American Inc	United States	4,519,785	243,752,005
			1,173,968,838
Wireless Telecommunication Services 1.3%
Vodafone Group PLC	United Kingdom	89,319,132	271,126,895
Total Common Stocks and Other Equity Interests
(Cost $17,264,292,996)			19,189,296,594
Preferred Stocks 1.1%
Automobiles 1.1%
[h] Volkswagen AG, 0.157% pfd	Germany	1,896,164	227,933,291
Diversified Financial Services 0.0%†
[a,b] Hightower Holding LLC, pfd., A, Series 2	United States	3,048,000	8,169,250
Total Preferred Stocks (Cost $398,807,079)			236,102,541

		Principal
		Amount*
Corporate Bonds, Notes and Senior Floating Rate
Interests 3.7%
Avaya Inc.,
[e] senior note, 144A, 10.50%, 3/01/21	United States	98,429,000	22,146,525
[e] senior secured note, 144A, 7.00%, 4/01/19	United States	51,741,000	37,124,167
[i,j] Term B-3 Loan, 5.134%, 10/26/17	United States	51,898,103	40,298,877
[i,j] Term B-6 Loan, 6.50%, 3/30/18	United States	34,017,476	25,162,319
[i,j] Term B-7 Loan, 6.25%, 5/29/20	United States	37,624,226	26,744,541
[i,j] Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	69,524,753	55,619,802

22 Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	95,618,000		$73,028,247
[i,j] Tranche D Term Loan, 7.21%, 1/30/19	United States	117,978,997		86,714,563
[i,j] Tranche E Term Loan, 7.96%, 7/30/19	United States	37,921,652		27,896,115
[e] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	17,307,000		14,840,753
senior bond, 144A, 7.25%, 7/15/22	United States	8,530,000		7,358,831
senior note, 144A, 8.625%, 10/15/20	United States	106,148,000		91,818,020
[i,j,k] Veritas Software Corp.,
Term Loan B1, 6.625%, 6/15/23	United States	709,223	EUR	671,745
Term Loan B1, 6.625%, 1/27/23	United States	67,745,413		59,277,236
Term Loan B2, 8.625%, 1/27/23	United States	65,389,594		56,153,314
[e] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%,
2/01/24	United States	84,935,000		72,619,425
[e] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	82,406,000		88,380,435
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $927,215,130)				785,854,915
Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.0%
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	8,893		—
[i,j,l] Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	13,307,605		13,130,175
Term B-6-B Loans	United States	63,441,299		63,599,902
Term B-7 Loans	United States	46,344,115		46,846,161
[l] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	87,456,000		1,967,760
[i,j,l] Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.943%,
10/10/17	United States	142,325,613		47,738,430
[e,l] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 4.934%,
10/01/20	United States	118,132,000		40,460,210
[e,l,m] Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	27,033,380		9,462
Total Corporate Notes and Senior Floating Rate Interests
in Reorganization (Cost $395,273,766)				213,752,100

		Shares

Companies in Liquidation 0.1%
[a] Adelphia Recovery Trust	United States	45,477,593		95,503
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,538,790		55,388
[a,f,g] Century Communications Corp., Contingent Distribution	United States	15,282,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	30,279,560		—
[a,n] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	587,363,521		18,355,110
[a,f,g] NewPage Corp., Litigation Trust, Contingent Distribution	United States	145,817,000		—
[a,f,g] Tribune Media Litigation Trust, Contingent Distribution	United States	1,285,973		—
Total Companies in Liquidation (Cost $41,476,119)				18,506,001

		Principal
		Amount*
Municipal Bonds (Cost $85,611,961) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	98,292,000		65,732,775

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Semiannual Report 23

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Notional
	Counterparty	Amount*		Value
Options Purchased 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
CNY/USD, August Strike Price 7.387 CNY, Expires 8/03/16	FBCO	532,612,564	CNY	$216
CNY/USD, August Strike Price 7.398 CNY, Expires 8/03/16	HSBC	1,107,538,978	CNY	299
CNY/USD, August Strike Price 7.43 CNY, Expires 8/03/16	FBCO	267,874,592	CNY	36
CNY/USD, August Strike Price 7.44 CNY, Expires 8/03/16	HSBC	429,176,199	CNY	58
CNY/USD, August Strike Price 7.51 CNY, Expires 8/03/16	FBCO	1,353,793,687	CNY	180
CNY/USD, December Strike Price 7.255 CNY, Expires 12/14/16	HSBC	890,688,370	CNY	564,246
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	MSCS	601,247,902	CNY	370,508
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	HSBC	1,223,199,310	CNY	753,774
Total Options Purchased (Cost $7,089,499)				1,689,317
Total Investments before Short Term Investments
(Cost $19,119,766,550)				20,510,934,243

		Principal
	Country	Amount*
Short Term Investments 4.1%
U.S. Government and Agency Securities 4.1%
FHLB, 7/01/16	United States	72,400,000		72,400,000
[o,p] U.S. Treasury Bill, 7/07/16 - 12/08/16	United States	824,300,000		823,878,098
Total U.S. Government and Agency Securities
(Cost $895,956,992)				896,278,098
Total Investments (Cost $20,015,723,542) 99.2%				21,407,212,341
Securities Sold Short (0.6)%				(124,367,288)
Other Assets, less Liabilities 1.4%				294,079,439
Net Assets 100.0%			$21,576,924,492

		Shares
[q] Securities Sold Short (Proceeds $121,997,463) (0.6)%
Common Stocks (0.6)%
Health Care Equipment & Supplies (0.6)%
Abbott Laboratories	United States	3,163,757		$(124,367,288)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 10 regarding restricted securities.
cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
dSee Note 12 regarding holdings of 5% voting securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $460,594,615, representing 2.1% of net assets.
fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
gSecurity has been deemed illiquid because it may not be able to be sold within seven days.
hVariable rate security. Interest rate shown represents the yield at period end.
iThe coupon rate shown represents the rate at period end.
jSee Note 1(h) regarding senior floating rate interests.
kSecurity purchased on a delayed delivery basis. See Note 1(c).
lSee Note 8 regarding credit risk and defaulted securities.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

mIncome may be received in additional securities and/or cash.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $184,196,350, representing 0.9% of net assets.
qSee Note 1(f) regarding securities sold short.

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

				Number of	Notional Expiration		Unrealized	Unrealized
Description			Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD			Short	8,928	$1,239,597,000	9/19/16	$34,627,242	$—
GBP/USD			Short	7,333	607,172,400	9/19/16	57,736,799	—
Total Futures Contracts							$92,364,041	$—
Net unrealized appreciation (depreciation)							$92,364,041

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy		51,521,900	$57,313,782	7/06/16	$236,409	$(350,642)
Euro	BANT	Sell		103,778,105	113,575,664	7/06/16	163,908	(1,802,566)
Euro	BONY	Buy		50,704,620	56,514,302	7/06/16	162,646	(384,742)
Euro	FBCO	Buy		56,144,380	62,550,774	7/06/16	207,030	(426,383)
Euro	FBCO	Sell		39,257,619	44,453,332	7/06/16	869,573	—
Euro	HSBC	Buy		53,359,825	59,419,070	7/06/16	202,072	(381,132)
Euro	HSBC	Sell		138,162,887	152,533,292	7/06/16	949,734	(1,804,706)
Euro	SSBT	Buy		62,285,632	69,393,727	7/06/16	232,134	(476,431)
Canadian Dollar	HSBC	Buy		4,208,738	3,247,180	7/19/16	14,906	(4,542)
Canadian Dollar	HSBC	Sell		4,445,861	3,396,606	7/19/16	—	(44,470)
Canadian Dollar	SSBT	Buy		18,291,231	14,117,701	7/19/16	66,884	(27,258)
Canadian Dollar	SSBT	Sell		169,673,942	132,459,975	7/19/16	1,133,130	—
British Pound	BANT	Buy		39,258,988	55,672,259	7/21/16	—	(3,314,639)
British Pound	BANT	Sell		112,453,111	159,531,023	7/21/16	9,558,300	—
British Pound	FBCO	Sell		7,610,324	10,869,902	7/21/16	720,418	—
British Pound	HSBC	Sell		113,035,682	160,382,358	7/21/16	9,632,691	—
British Pound	SSBT	Buy		10,283,742	14,469,328	7/21/16	—	(754,449)
Euro	BANT	Buy		1,180,939	1,333,983	7/21/16	—	(22,171)
Euro	BANT	Sell		99,048,737	109,636,965	7/21/16	428,354	(816,821)
Euro	BONY	Buy		3,229,175	3,664,178	7/21/16	—	(77,141)
Euro	BONY	Sell		34,808,321	38,267,137	7/21/16	83,735	(482,418)
Euro	FBCO	Buy		14,820,633	16,337,006	7/21/16	126,067	—
Euro	FBCO	Sell		9,574,191	10,837,867	7/21/16	202,653	—
Euro	HSBC	Buy		4,428,020	5,020,989	7/21/16	—	(102,251)
Euro	HSBC	Sell		73,288,842	81,082,021	7/21/16	189,702	(518,478)
Euro	SSBT	Buy		3,630,228	4,098,513	7/21/16	—	(65,979)
Euro	SSBT	Sell		69,275,924	76,805,989	7/21/16	406,753	(553,926)
South Korean Won	BANT	Buy	9,825,575,250		8,457,497	8/12/16	83,382	(21,748)
South Korean Won	BANT	Sell	61,965,161,757		51,335,502	8/12/16	6,395	(2,396,942)
South Korean Won	FBCO	Sell	149,945,083,221		128,579,508	8/12/16	1,086,560	(2,514,891)
South Korean Won	HSBC	Buy	19,326,859,442		16,486,541	8/12/16	290,841	(20,293)
South Korean Won	HSBC	Sell	130,504,703,597		107,791,955	8/12/16	20,145	(5,380,513)
British Pound	BANT	Sell		198,842,349	284,841,444	8/19/16	19,581,426	—
British Pound	HSBC	Sell		14,071,195	19,828,909	8/19/16	1,057,629	—
Euro	BANT	Sell		5,093,102	5,805,347	10/03/16	131,775	—

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Semiannual Report 25

FRANKLIN MUTUAL GLOBAL DISCOVERY FUNDS
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	HSBC	Sell	143,063,189	$163,072,463	10/03/16	$3,704,122	$—
Euro	SSBT	Sell	154,503,755	176,139,097	10/03/16	4,026,289	—
Euro	BANT	Sell	176,729,763	200,388,999	10/18/16	3,398,608	—
Euro	HSBC	Sell	3,571,429	4,074,972	10/18/16	94,108	—
Euro	SSBT	Sell	190,957,471	216,366,634	10/18/16	3,517,444	—
British Pound	SSBT	Sell	217,271,806	312,543,320	10/24/16	22,465,503	—
Euro	BANT	Sell	232,129,226	268,805,644	11/04/16	9,888,156	—
Euro	HSBC	Sell	235,223,545	272,503,970	11/04/16	10,135,072	—
South Korean Won	BANT	Sell	68,280,538,392	59,146,494	11/14/16	—	(20,830)
South Korean Won	FBCO	Sell	61,892,543,138	53,698,997	11/14/16	69,851	(2,772)
South Korean Won	HSBC	Buy	3,324,926,050	2,834,066	11/14/16	47,092	—
South Korean Won	HSBC	Sell	144,625,592,047	126,733,029	11/14/16	1,433,700	(23,486)
Euro	BANT	Sell	7,360,188	8,303,762	11/18/16	89,576	—
Euro	BONY	Sell	101,818,152	115,800,411	11/18/16	2,168,355	—
Euro	HSBC	Sell	100,590,914	114,449,887	11/18/16	2,187,465	—
Euro	SSBT	Sell	26,117,460	29,496,178	11/18/16	348,324	—
British Pound	BANT	Sell	9,661,779	12,951,920	11/23/16	61,064	(13,659)
British Pound	BONY	Sell	117,629,227	171,407,601	11/23/16	14,299,055	—
British Pound	FBCO	Sell	2,558,223	3,459,677	11/23/16	42,850	—
British Pound	HSBC	Sell	90,729,958	130,608,437	11/23/16	9,453,456	(26,227)
British Pound	SSBT	Sell	18,420,335	24,897,075	11/23/16	325,778	(31,363)
Total Forward Exchange Contracts						$135,601,120	$(22,863,869)
Net unrealized appreciation (depreciation)						$112,737,251

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 42.

26 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$19,986,628,171
Cost - Non-controlled affiliates (Note 12)	29,095,371
Total cost of investments	$20,015,723,542
Value - Unaffiliated issuers	$21,391,554,883
Value - Non-controlled affiliates (Note 12)	15,657,458
Total value of investments	21,407,212,341
Cash	5,744,113
Restricted Cash (Note 1e)	34,050,000
Foreign currency, at value (cost $69,908,829)	69,597,812
Receivables:
Investment securities sold	94,206,256
Capital shares sold	18,183,017
Dividends and interest	115,618,709
European Union tax reclaims	2,874,553
Due from brokers	186,125,099
Variation margin	11,836,750
Unrealized appreciation on OTC forward exchange contracts	135,601,120
Other assets	566,901
Total assets	22,081,616,671
Liabilities:
Payables:
Investment securities purchased	239,137,270
Capital shares redeemed	49,866,525
Management fees	14,549,036
Distribution fees	9,495,521
Transfer agent fees	5,731,599
Trustees’ fees and expenses	807,766
Securities sold short, at value (proceeds $121,997,463)	124,367,288
Due to brokers	36,730,000
Unrealized depreciation on OTC forward exchange contracts	22,863,869
Accrued expenses and other liabilities	1,143,305
Total liabilities	504,692,179
Net assets, at value	$21,576,924,492
Net assets consist of:
Paid-in capital	$19,204,714,242
Undistributed net investment income	325,497,142
Net unrealized appreciation (depreciation)	1,591,767,445
Accumulated net realized gain (loss)	454,945,663
Net assets, at value	$21,576,924,492

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 27

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$7,346,633,885
Shares outstanding	249,587,135
Net asset value and maximum offering price per share	$29.44
Class A:
Net assets, at value	$10,603,491,162
Shares outstanding	366,860,657
Net asset value per share[a]	$28.90
Maximum offering price per share (net asset value per share ÷ 94.25%)	$30.66
Class C:
Net assets, at value	$2,766,090,010
Shares outstanding	97,071,765
Net asset value and maximum offering price per share[a]	$28.50
Class R:
Net assets, at value	$437,028,760
Shares outstanding	15,323,929
Net asset value and maximum offering price per share	$28.52
Class R6:
Net assets, at value	$423,680,675
Shares outstanding	14,382,463
Net asset value and maximum offering price per share	$29.46
[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $22,703,488)	$436,361,833
Interest	48,801,099
Income from securities loaned (net of fees and rebates)	3,220,164
Total investment income	488,383,096
Expenses:
Management fees (Note 3a)	90,644,617
Distribution fees: (Note 3c)
Class A	13,239,884
Class C	13,910,266
Class R	1,089,650
Transfer agent fees: (Note 3e)
Class Z	6,597,336
Class A	8,331,091
Class C	2,188,042
Class R	342,781
Class R6	382
Custodian fees (Note 4)	631,149
Reports to shareholders	974,296
Registration and filing fees	291,682
Professional fees	180,491
Trustees’ fees and expenses	396,817
Dividends and/or interest on securities sold short	266,979
Other	310,926
Total expenses	139,396,389
Expense reductions (Note 4)	(17,735)
Expenses waived/paid by affiliates (Note 3f)	(31,739)
Net expenses	139,346,915
Net investment income	349,036,181
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	258,142,042
Foreign currency transactions	82,164,572
Futures contracts	(23,507,746)
Securities sold short	(4,436,365)
Net realized gain (loss)	312,362,503
Net change in unrealized appreciation (depreciation) on:
Investments	(709,964,608)
Translation of other assets and liabilities denominated in foreign currencies	(28,010,240)
Futures contracts	74,308,829
Net change in unrealized appreciation (depreciation)	(663,466,019)
Net realized and unrealized gain (loss)	(351,103,516)
Net increase (decrease) in net assets resulting from operations	$(2,067,335)

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 29

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$349,036,181	$339,164,398
Net realized gain (loss)	312,362,503	1,935,425,923
Net change in unrealized appreciation (depreciation)	(663,466,019)	(3,210,851,013)
Net increase (decrease) in net assets resulting from operations	(2,067,335)	(936,260,692)
Distributions to shareholders from:
Net investment income:
Class Z	—	(160,624,336)
Class A	—	(169,856,805)
Class C	—	(23,086,411)
Class R	—	(5,977,705)
Class R6	—	(4,336,706)
Net realized gains:
Class Z	—	(652,957,508)
Class A	—	(819,776,810)
Class C	—	(219,714,563)
Class R	—	(34,654,955)
Class R6	—	(15,790,541)
Total distributions to shareholders	—	(2,106,776,340)
Capital share transactions: (Note 2)
Class Z	(1,790,952,302)	(117,039,628)
Class A	(670,740,898)	1,145,571,804
Class C	(204,953,667)	290,521,090
Class R	(30,779,429)	(535,429)
Class R6	187,539,489	120,632,129
Total capital share transactions	(2,509,886,807)	1,439,149,966
Net increase (decrease) in net assets	(2,511,954,142)	(1,603,887,066)
Net assets:
Beginning of period	24,088,878,634	25,692,765,700
End of period	$21,576,924,492	$24,088,878,634
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$325,497,142	$(23,539,039)

30 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
FINANCIAL STATEMENTS

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated

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Semiannual Report 31

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net

32 Semiannual Report

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016 the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $79,606,286 in United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 11 regarding other derivative information.

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Semiannual Report 33

FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The

Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional

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filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015

	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	20,279,150	$575,438,807	42,382,438	$1,417,518,812
Shares issued in reinvestment of distributions	—	—	26,156,041	761,748,485
Shares redeemed	(81,857,238)	(2,366,391,109)	(68,764,363)	(2,296,306,925)
Net increase (decrease)	(61,578,088)	$(1,790,952,302)	(225,884)	$(117,039,628)
Class A Shares:
Shares sold	20,956,217	$584,030,134	67,815,155	$2,242,627,379
Shares issued in reinvestment of distributions	—	—	33,918,312	971,252,561
Shares redeemed	(44,822,304)	(1,254,771,032)	(63,780,164)	(2,068,308,136)
Net increase (decrease)	(23,866,087)	$(670,740,898)	37,953,303	$1,145,571,804
Class C Shares:
Shares sold	4,005,245	$110,085,535	17,196,586	$560,093,583
Shares issued in reinvestment of distributions	—	—	7,951,692	225,458,453
Shares redeemed	(11,406,597)	(315,039,202)	(15,414,887)	(495,030,946)
Net increase (decrease)	(7,401,352)	$(204,953,667)	9,733,391	$290,521,090
Class R Shares:
Shares sold	1,142,175	$31,598,752	2,599,812	$84,252,120
Shares issued in reinvestment of distributions	—	—	1,403,754	39,729,502
Shares redeemed	(2,249,834)	(62,378,181)	(3,865,140)	(124,517,051)
Net increase (decrease)	(1,107,659)	$(30,779,429)	138,426	$(535,429)
Class R6 Shares:
Shares sold	8,027,665	$229,486,521	5,836,313	$192,133,049
Shares issued in reinvestment of distributions	—	—	365,321	10,603,629
Shares redeemed	(1,473,145)	(41,947,032)	(2,512,137)	(82,104,549)
Net increase (decrease)	6,554,520	$187,539,489	3,689,497	$120,632,129

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.808% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$1,632,679
CDSC retained	$143,427

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $17,459,632, of which $6,293,783 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	—	1,068,309,000	(1,068,309,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$818,881
[b]Increase in projected benefit obligation	$38,037
Benefit payments made to retired trustees	$(11,667)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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6. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$20,040,146,649
Unrealized appreciation	$4,038,230,300
Unrealized depreciation	(2,671,164,608)
Net unrealized appreciation (depreciation)	$1,367,065,692

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $1,887,019,521 and $4,142,990,958, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $213,752,100, representing 1.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Restricted Securities (continued)

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
8,893	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$8,893	$—
30,279,560	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
3,048,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	7,620,000	8,169,250
3,819,425	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	2,536,498	62,879
35,491,081	International Automotive Components Group North America LLC	1/12/06 - 3/18/13	29,095,371	15,657,458
60,966	Warrior Met Coal LLC, A	9/19/14 - 12/04/14	80,068,471	6,146,373
142,575	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	11,406,033	14,373,898
	Total Restricted Securities (Value is 0.2% of Net Assets)		$130,735,266	$44,409,858

11. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at	$1,689,317	[a]
	value
	Variation margin	92,364,041	[b]
	Unrealized appreciation on	135,601,120		Unrealized depreciation on	$22,863,869
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$229,654,478			$22,863,869

a Purchase option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
b This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation)
				on:
Foreign exchange contracts				Investments	$(5,400,182)[a]
	Foreign currency transactions	$85,068,798	[b]	Translation of other assets and	(25,984,124)[b]
				liabilities denominated in
				foreign currencies
	Futures contracts	(23,507,746)		Futures contracts	74,308,829
Totals		$61,561,052			$42,924,523

a Purchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
b Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2016, the average month end fair value of derivatives represented 1.0% of average month end net assets. The average month end number of open derivative contracts for the period was 176.

See Note 1(d) regarding derivative financial instruments.

12. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

Number
	of Shares			Number of
	Held at			Shares Held	Value		Realized
	Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)
Non-Controlled Affiliates
International Automotive Components Group
North America LLC (Value is 0.1% of Net
Assets)	35,491,081	—	—	35,491,081	$15,657,458	$ —	$ —

13. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

14. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$120,047,690	$—	$15,720,337	$135,768,027
Banks	2,360,449,191	85,836,787	—	2,446,285,978
Diversified Financial Services	84,836,500	—	8,169,250	93,005,750
Machinery	280,366,096	52,783,027	—	333,149,123
Oil, Gas & Consumable Fuels	1,348,486,272	—	20,520,271	1,369,006,543
All Other Equity Investments[b]	15,048,183,714	—	—[c]	15,048,183,714
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	785,854,915	—	785,854,915
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	213,752,100	—[c]	213,752,100
Companies in Liquidation	95,503	18,410,498	—[c]	18,506,001
Municipal Bonds	—	65,732,775	—	65,732,775
Options Purchased	—	1,689,317	—	1,689,317
Short Term Investments	823,878,098	72,400,000	—	896,278,098
Total Investments in Securities	$20,066,343,064	$1,296,459,419	$44,409,858	$21,407,212,341
Other Financial Instruments
Futures Contracts	$92,364,041	$—	$—	$92,364,041
Forward Exchange Contracts	—	135,601,120	—	135,601,120
Total Other Financial Instruments	$92,364,041	$135,601,120	$—	$227,965,161

Liabilities:
Other Financial Instruments
Securities Sold Short	$124,367,288	$—	$—	$124,367,288
Forward Exchange Contracts	—	22,863,869	—	22,863,869
Total Other Financial Instruments	$124,367,288	$22,863,869	$—	$147,231,157

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	CNY	Chinese Yuan	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	EUR	Euro	GO	General Obligation
HSBC	HSBC Bank PLC	GBP	British Pound	PIK	Payment-In-Kind
MSCS	Morgan Stanley Capital Services LLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst,, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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FRANKLIN MUTUAL GLOBAL DISCOVERY FUND
SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The

Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report

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showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one- year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the best performing quintile as shown in the Broadrdige Section 15(c) Report. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-most expensive quintile of its Lipper expense group and its total expenses were in the least-expensive quintile of such group. The Board noted that the Fund’s contractual management fee rate was within 1.3 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well

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as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter
Franklin Mutual Global Discovery Fund

Investment Manager
Franklin Mutual Advisers, LLC.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301 - (Class A, C, R & R6)
(800) 448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2016 Franklin Templeton Investments. All rights reserved.	477 S 08/16

Contents
Semiannual Report
Franklin Mutual International Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	25
Notes to Financial Statements	29
Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Mutual International Fund

This semiannual report for Franklin Mutual International Fund covers the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal, by investing, under normal market conditions, at least 80% of its assets in securities of companies located outside the U.S. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities and, to a lesser extent, the securities of distressed companies and merger arbi-trage securities.

Performance Overview

The Fund’s Class Z shares had a -6.35% cumulative total return for the six months ended June 30, 2016. In comparison, the Fund’s new benchmark, the MSCI All Country World Index (ACWI) ex U.S. Net Return (Local Currency), which is a free float-adjusted,1 market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, had a -4.14% total return, while its old equity benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency), which measures equity performance in global developed markets outside the U.S. and Canada, had a -7.21% total return.2 As the investment manager believes the composition of the MSCI ACWI ex U.S. Net Return (Local Currency) more accurately reflects the Fund’s holdings, it has replaced the MSCI EAFE Index Net Return Local as the Fund’s benchmark. Also for comparison, the Fund’s new secondary benchmark, the MSCI ACWI ex U.S. Net Return (U.S. dollar) had a -0.67% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a

1. A “free float-adjusted” index means that companies with larger proportions of their shares being actively traded, rather than being held by company insiders, governments or cross held by other companies, receive higher weightings within the index.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The euro-zone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks in Asia and Europe. We have the ability to invest in emerging markets, although this is unlikely to be a significant focus of our strategy. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are

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made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

European equity markets experienced a turbulent first half of 2016. Stocks in Europe started the new year lower due to renewed concern regarding China’s economy and a further deterioration in crude oil prices. Markets recovered by the middle of February, aided by an improvement in oil prices, and continued to rise as investors reacted positively to additional stimulus measures announced by the European Central Bank (ECB) in early March. Overall, eurozone economic data indicated a continuing modest recovery fueled mostly by consumer spending and increased household lending. Manufacturing-related data during the period were generally soft.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Insurance	12.9%
Pharmaceuticals	7.5%
Diversified Telecommunication Services	5.3%
Specialty Retail	5.3%
Auto Components	5.1%
Banks	4.4%
Oil, Gas & Consumable Fuels	4.3%
Chemicals	3.5%
Hotels, Restaurants & Leisure	3.2%
Air Freight & Logistics	3.1%

The momentous decision by U.K. voters on June 23 to leave the EU has introduced significant economic, financial and political uncertainty to the region. We believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting clarity as to what the new reality may look like. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune.

We anticipate prices in European financial markets will reflect increasing political and economic risk. The prospects of continuing low or even lower interest rates, as well as uncertainty as to the future of London as Europe’s main financial center will likely weigh on financial stocks. Potentially slower economic growth and the regional trade implications of the Brexit will also weigh on domestically oriented cyclical stocks. With this in mind, we have notably reduced the Fund’s exposure to the financials sector, primarily by reducing our exposure to banks.3 Areas of the equity markets that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. As it stands, consumer staples already trade significantly above historical valuations. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies.

3. The financials sector comprises banks, capital markets, consumer finance, diversified financial services, insurance, real estate investment trusts, real estate management and development, and thrifts and mortgage finance in the SOI.

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Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. Although markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

In Asia, disruptions in the Chinese markets due to technical factors at the beginning of the year were proven to be unrelated to fundamental factors as we surmised having recently returned from the region. However, structural adjustments continue in China with excess capacity being withdrawn from a number of “old economy” sectors such as steel, coal, glass, and cement. We believe that we are well positioned to benefit from these changes, with exposure to low-cost producers that will be the winners from these changes, in our view. At the same time, reverberations from these adjustments will be felt throughout the economy, from credit losses at the banks to unpaid claims to suppliers.

Japan is suffering from the impact of its negative interest rate policy (NIRP) which has even further reduced consumption. Demographics in Japan are such that a very large portion of its population is retired or close to retirement. With no return on savings due to NIRP and pension funds that are increasingly underfunded, they have no choice but to save even more. Therefore, quantitative easing (QE) is having the opposite impact from what was intended. The positive news is that share prices are coming off the euphoric valuations driven by QE and the resulting depreciation of the yen as that has also retraced some of its move. This gives us some companies to start looking at again in Japan.

Turning to Fund performance, top contributors to performance included glass manufacturer Xinyi Glass Holdings, condominium developer Takara Leben, and integrated oil and gas company Royal Dutch Shell.

Xinyi Glass Holdings is a major diversified glass manufacturer in China. Xinyi’s positive stock performance was primarily driven by its float glass division. Float glass is used mainly in the housing industry which is experiencing strong demand in China. In addition, the supply of float glass has declined due to government restrictions and the exit of loss-making companies. The improved industry supply-demand environment led to improved margins and profits in Xinyi’s float glass division.

Takara Leben is a midsized condominium developer in Japan that is also rapidly expanding its solar farm capacity. In April, Takara Leben announced that it would be the first to list shares of its solar power assets on a newly formed infrastructure market. The financial vehicle holding the solar power assets will be similar to a real estate investment trust. In May, the company announced positive earnings results and a new share buy-back program.

Improved crude oil prices during the period helped many energy sector stocks, including U.K.-based Royal Dutch Shell. In January, company shareholders approved the acquisition of BG Group and both companies released quarterly results indicating strong cash flow and results in their natural gas operations. In June, investors reacted favorably to Royal Dutch Shell’s strategy update, which included an upward revision to synergies related to the BG Group acquisition, including a lower cost base, a limit on capital spending, and an implicit lower oil-price breakeven point. The company also reiterated its intention to dispose of US$30 billion in assets through 2018, maintain its dividend, eliminate the scrip dividend, and buy back US$25 billion of shares over time. Shares of Royal Dutch Shell did not follow the broad equity market decline after the Brexit referendum result in June. The company is a U.S. dollar-based business that reports and declares its dividends in U.S. dollars, with some level of British pound-based costs, resulting in a more what we consider an attractive valuation in its local market, given the decline of the pound.

During the period under review, Fund investments that detracted from performance included auto rental company CAR,4 insurance and financial services firm Assicurazioni Generali4 and insurer NN Group.

CAR is the largest company in the emerging Chinese auto rental industry and is also the largest supplier of vehicles to mobile app-based chauffeured car service company UCAR. The stock price of CAR declined due to increased competition within the car rental and chauffeured car service markets, as well as relaxed government rules on ride-sharing, which has impacted UCAR.

Similar to many other major European financial companies, shares of the Italy-based Assicurazioni Generali declined sharply in late June following the U.K. referendum to leave the EU. Italian financials were among the hardest hit as investors became concerned that the decision by U.K. voters may have negative implications for Italy, especially considering that the eurosceptic Five Star Movement political party fared well in the June local elections.

4. Not held at period-end.

See www.franklintempletondatasources.com for additional data provider information.

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Assicurazioni Generali’s share price also declined in January and early February. The financial sector in Europe was hindered by the potentially detrimental effect of the ECB’s negative interest rate policy, ongoing concerns about global economic health, and challenging capital market conditions. In addition, investors reacted negatively to the January announcement that chief executive officer (CEO) Mario Greco was leaving Assicurazioni Generali to take the CEO position at Zurich Insurance Group.

NN Group is a Netherlands-based insurer spun out of ING Groep in 2014. Shares of NN Group followed the broad-based decline of European financial stocks in late June following the U.K.’s vote to leave the EU. In our view, the outcome had negative implications for the insurance sector by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Shares of NN Group also declined in January and early February as Europe’s financial sector was hurt by the potentially detrimental effect of the European Central Bank’s negative interest rate policy.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a minor positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A futures is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

We are closely following the market repercussions from Brexit and maintain, for the time being, a cautious approach as there is still little clarity on how this fluid situation will evolve. However, we are ready to take advantage of market dislocations to buy companies at a discount to intrinsic value, particularly those with a catalyst which will help generate returns that are idiosyncratic to the daily vagaries of global markets.

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Takara Leben Co. Ltd.	3.0%
Real Estate Management & Development, Japan
Novartis AG	2.7%
Pharmaceuticals, Switzerland
Arkema SA	2.4%
Chemicals, France
Enel SpA	2.3%
Electric Utilities, Italy
Deutsche Telekom AG	2.3%
Diversified Telecommunication Services, Germany
Volkswagen AG	2.2%
Automobiles, Germany
Xinyi Glass Holdings Ltd.	2.2%
Auto Components, Hong Kong
Koninklijke Philips NV	2.2%
Industrial Conglomerates, Netherlands
Vodafone Group PLC	2.2%
Wireless Telecommunication Services, U.K.
Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals,
South Korea

As fellow shareholders, we found recent relative performance disappointing. We remain committed to our disciplined, value investment approach as we seek to generate attractive, long-term, risk-adjusted returns for shareholders. Thank you for your continued participation in Franklin Mutual International Fund. We look forward to continuing to serve your investment needs.

CFA® is a trademark owned by CFA Institute.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Philippe Brugere-Trelat has been a co-portfolio manager for Franklin Mutual International Fund since 2009.

Mr. Brugere-Trelat has also served as lead portfolio manager for Franklin Mutual European Fund since 2005 and as portfolio manager for Franklin Mutual Global Discovery Fund since 2009. He has been a member of the management team of the Franklin Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund’s former manager.

Andrew Sleeman has been a co-portfolio manager for Franklin Mutual International Fund since 2009. He has also served as lead portfolio manager for Franklin Mutual Financial Services Fund since 2009. Mr. Sleeman joined Franklin Templeton Investments in 2007. Previously, he was with Fox-Pitt, Kelton, a financials specialist firm, where he focused on international financial equities. Prior to that, he worked in international equities at BNP Paribas. Mr. Sleeman also worked in Australia in the fixed income division of JP Morgan Investment Management.

8 Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/16	12/31/15		Change
Z (FMIZX)	$13.27	$14.17	-$	0.90
A (FMIAX)	$13.20	$14.10	-$	0.90
C (FCMIX)	$12.98	$13.92	-$	0.94
R (FRMIX)	$13.13	$14.05	-$	0.92
R6 (FIMFX)	$13.29	$14.17	-$	0.88

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Semiannual Report 9

FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

			Value of
	Cumulative	Average Annual	$10,000	Total Annual Operating Expenses[5]
Share Class	Total Return[2]	Total Return[3]	Investment[4]	(with waiver)	(without waiver)
Z				1.17%	1.24%
6-Month	-6.35%	-6.35%	$9,365
1-Year	-11.31%	-11.31%	$8,869
5-Year	+10.38%	+2.00%	$11,038
Since Inception (5/1/09)	+68.90%	+7.59%	$16,890
A				1.42%	1.49%
6-Month	-6.38%	-11.76%	$8,824
1-Year	-11.56%	-16.66%	$8,334
5-Year	+8.81%	+0.50%	$10,255
Since Inception (5/1/09)	+65.37%	+6.39%	$15,586
C				2.17%	2.24%
6-Month	-6.75%	-7.75%	$9,225
1-Year	-12.26%	-13.12%	$8,688
5-Year	+4.96%	+0.97%	$10,496
Since Inception (5/1/09)	+57.04%	+6.50%	$15,704
R				1.67%	1.74%
6-Month	-6.55%	-6.55%	$9,345
1-Year	-11.76%	-11.76%	$8,824
5-Year	+7.52%	+1.46%	$10,752
Since Inception (5/1/09)	+62.76%	+7.04%	$16,276
R6				0.99%	1.06%
6-Month	-6.21%	-6.21%	$9,379
1-Year	-11.17%	-11.17%	$8,883
3-Year	+8.19%	+2.66%	$10,819
Since Inception (5/1/13)	+5.69%	+1.76%	$10,569

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

10 Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Because the Fund invests its assets primarily in companies in a specific region, it is subject to greater risks of adverse developments in that region and/or surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the fund is not invested, may adversely affect the value of securities held by the Fund. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 4/30/17 and a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Investment results reflect the expense reduc-
tion and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Semiannual Report 11

FRANKLIN MUTUAL INTERNATIONAL FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL INTERNATIONAL FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$936.50	$5.63
Hypothetical (5% return before expenses)	$1,000	$1,019.05	$5.87
A
Actual	$1,000	$936.20	$6.84
Hypothetical (5% return before expenses)	$1,000	$1,017.80	$7.12
C
Actual	$1,000	$932.50	$10.43
Hypothetical (5% return before expenses)	$1,000	$1,014.07	$10.87
R
Actual	$1,000	$934.50	$8.03
Hypothetical (5% return before expenses)	$1,000	$1,016.56	$8.37
R6
Actual	$1,000	$937.90	$4.87
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 1.17%; A:
1.42%; C: 2.17%; R: 1.67% and R6: 1.01%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-
half year period.

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Semiannual Report 13

FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.17	$14.59	$15.90	$13.58	$11.83	$13.81
Income from investment operations[a]:
Net investment income[b]	0.23	0.18 [c]	0.30 [d]	0.24	0.24	0.28
Net realized and unrealized gains (losses)	(1.13)	(0.17)	(0.57)	2.42	1.68	(1.81)
Total from investment operations	(0.90)	0.01	(0.27)	2.66	1.92	(1.53)
Less distributions from:
Net investment income	—	(0.16)	(0.43)	(0.24)	(0.15)	(0.30)
Net realized gains	—	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	—	(0.43)	(1.04)	(0.34)	(0.17)	(0.45)
Net asset value, end of period	$13.27	$14.17	$14.59	$15.90	$13.58	$11.83

Total return[e]	(6.35)%	0.15%	(1.63)%	19.71%	16.30%	(11.08)%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and
expense reduction[g]	1.20%	1.24%	1.39%	1.49%	1.75%	1.80%
Expenses net of waiver, payments by affiliates and
expense reduction[g]	1.17%[h]	1.15%[h]	1.16%[h]	1.17%[h]	1.17%	1.17%
Expenses incurred in connection with securities sold
short	—%	—%	—%[i]	—%	—%	—%
Net investment income	3.62%[j]	1.26%[c]	1.78%[d]	1.64%	1.70%	2.12%

Supplemental data
Net assets, end of period (000’s)	$36,600	$49,963	$19,940	$14,732	$10,354	$6,977
Portfolio turnover rate	11.60%	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.71%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.27%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.10	$14.54	$15.84	$13.54	$11.81	$13.78
Income from investment operations[a]:
Net investment income[b]	0.22	0.15 [c]	0.26 [d]	0.20	0.18	0.24
Net realized and unrealized gains (losses)	(1.12)	(0.19)	(0.57)	2.41	1.70	(1.80)
Total from investment operations	(0.90)	(0.04)	(0.31)	2.61	1.88	(1.56)
Less distributions from:
Net investment income	—	(0.13)	(0.38)	(0.21)	(0.13)	(0.26)
Net realized gains	—	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	—	(0.40)	(0.99)	(0.31)	(0.15)	(0.41)
Net asset value, end of period	$13.20	$14.10	$14.54	$15.84	$13.54	$11.81

Total return[e]	(6.38)%	(0.20)%	(1.89)%	19.34%	16.01%	(11.39)%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and
expense reduction[g]	1.45%	1.52%	1.69%	1.79%	2.05%	2.11%
Expenses net of waiver, payments by affiliates and
expense reduction[g]	1.42%[h]	1.43%[h]	1.46%[h]	1.47%[h]	1.47%	1.48%
Expenses incurred in connection with securities sold
short	—%	—%	—%[i]	—%	—%	—%
Net investment income	3.37%[j]	0.98%[c]	1.48%[d]	1.34%	1.40%	1.81%

Supplemental data
Net assets, end of period (000’s)	$84,075	$110,591	$39,810	$35,319	$18,221	$9,212
Portfolio turnover rate	11.60%	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.43%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.97%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.92	$14.38	$15.68	$13.41	$11.74	$13.71
Income from investment operations[a]:
Net investment income[b]	0.17	0.04 [c]	0.15 [d]	0.10	0.05	0.14
Net realized and unrealized gains (losses)	(1.11)	(0.18)	(0.56)	2.38	1.72	(1.78)
Total from investment operations	(0.94)	(0.14)	(0.41)	2.48	1.77	(1.64)
Less distributions from:
Net investment income	—	(0.05)	(0.28)	(0.11)	(0.08)	(0.18)
Net realized gains	—	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	—	(0.32)	(0.89)	(0.21)	(0.10)	(0.33)
Net asset value, end of period	$12.98	$13.92	$14.38	$15.68	$13.41	$11.74

Total return[e]	(6.75)%	(0.93)%	(2.58)%	18.54%	15.14%	(11.98)%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and
expense reduction[g]	2.20%	2.24%	2.39%	2.49%	2.75%	2.80%
Expenses net of waiver, payments by affiliates and
expense reduction[g]	2.17%[h]	2.15%[h]	2.16%[h]	2.17%[h]	2.17%	2.17%
Expenses incurred in connection with securities sold
short	—%	—%	—%[i]	—%	—%	—%
Net investment income	2.62%[j]	0.26%[c]	0.78%[d]	0.64%	0.70%	1.12%

Supplemental data
Net assets, end of period (000’s)	$27,304	$34,611	$14,794	$14,198	$10,503	$2,667
Portfolio turnover rate	11.60%	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been (0.29%).
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.27%.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.05	$14.51	$15.83	$13.54	$11.82	$13.78
Income from investment operations[a]:
Net investment income[b]	0.21	0.04 [c]	0.18 [d]	0.15	0.11	0.21
Net realized and unrealized gains (losses)	(1.13)	(0.10)	(0.52)	2.43	1.73	(1.79)
Total from investment operations	(0.92)	(0.06)	(0.34)	2.58	1.84	(1.58)
Less distributions from:
Net investment income	—	(0.13)	(0.37)	(0.19)	(0.10)	(0.23)
Net realized gains	—	(0.27)	(0.61)	(0.10)	(0.02)	(0.15)
Total distributions	—	(0.40)	(0.98)	(0.29)	(0.12)	(0.38)
Net asset value, end of period	$13.13	$14.05	$14.51	$15.83	$13.54	$11.82

Total return[e]	(6.55)%	(0.38)%	(2.13)%	19.13%	15.70%	(11.53)%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and
expense reduction[g]	1.70%	1.74%	1.89%	1.99%	2.25%	2.30%
Expenses net of waiver, payments by affiliates and
expense reduction[g]	1.67%[h]	1.65%[h]	1.66%[h]	1.67%[h]	1.67%	1.67%
Expenses incurred in connection with securities sold
short	—%	—%	—%[i]	—%	—%	—%
Net investment income	3.12%[j]	0.76%[c]	1.28%[d]	1.14%	1.20%	1.62%

Supplemental data
Net assets, end of period (000’s)	$600	$662	$112	$90	$42	$12
Portfolio turnover rate	11.60%	28.64%	54.78%	41.47%	27.97%	41.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.21%.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.77%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
hBenefit of expense reduction rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.17	$14.59	$15.87	$14.26
Income from investment operations[b]:
Net investment income[c]	0.25	0.22 [d]	—[e,f]	0.15
Net realized and unrealized gains (losses)	(1.13)	(0.20)	(0.22)	1.83
Total from investment operations	(0.88)	0.02	(0.22)	1.98
Less distributions from:
Net investment income	—	(0.17)	(0.45)	(0.27)
Net realized gains	—	(0.27)	(0.61)	(0.10)
Total distributions	—	(0.44)	(1.06)	(0.37)
Net asset value, end of period	$13.29	$14.17	$14.59	$15.87

Total return[g]	(6.21)%	0.23%	(1.46)%	14.09%

Ratios to average net assets[h]
Expenses before waiver, payments by affiliates and expense reduction[i]	1.03%	1.06%	1.24%	2.89%
Expenses net of waiver, payments by affiliates and expense reduction[i,j]	1.01%	1.02%	1.00%	1.00%
Expenses incurred in connection with securities sold short	—%	—%	—%[k]	—%
Net investment income	3.78%[l]	1.39%[d]	1.94%[e]	1.81%

Supplemental data
Net assets, end of period (000’s)	$15,402	$23,793	$19,398	$6
Portfolio turnover rate	11.60%	28.64%	54.78%	41.47%

aFor the period May 1, 2013 (commencement of operations) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 0.84%.
eNet investment income per share includes approximately $0.08 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.42%.
fAmount rounds to less than $0.01 per share.
gTotal return is not annualized for periods less than one year.
hRatios are annualized for periods less than one year.
iIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).
jBenefit of expense reduction rounds to less than 0.01%.
kRounds to less than 0.01%.
lThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Statement of Investments, June 30, 2016 (unaudited)

	Country	Shares	Value
Common Stocks 91.7%
Air Freight & Logistics 3.1%
Deutsche Post AG	Germany	91,971	$2,569,944
Sinotrans Ltd., H	China	5,681,000	2,511,562
			5,081,506
Auto Components 4.0%
Cie Generale des Etablissements Michelin, B	France	30,760	2,909,245
[a,b] Xinyi Automobile Glass Hong Kong Enterprises Ltd., Reg S	Hong Kong	617,750	55,736
Xinyi Glass Holdings Ltd	Hong Kong	4,942,000	3,630,803
			6,595,784
Banks 4.4%
Barclays PLC	United Kingdom	690,867	1,276,786
BNP Paribas SA	France	32,930	1,453,071
HSBC Holdings PLC	United Kingdom	269,900	1,676,703
Standard Chartered PLC	United Kingdom	377,586	2,842,609
			7,249,169
Capital Markets 1.8%
[a] China International Capital Corp. Ltd., H	China	1,424,999	2,163,640
UBS Group AG	Switzerland	65,110	838,472
			3,002,112
Chemicals 3.5%
Arkema SA	France	51,245	3,928,659
Lanxess AG	Germany	39,685	1,730,220
			5,658,879
Communications Equipment 2.0%
Nokia Corp., ADR	Finland	227,640	1,295,272
Nokia OYJ, A	Finland	356,803	2,021,751
			3,317,023
Construction & Engineering 1.4%
[a] Balfour Beatty PLC	United Kingdom	470,034	1,347,498
FLSmidth & Co. A/S	Denmark	28,340	1,006,192
			2,353,690
Construction Materials 1.4%
[a] LafargeHolcim Ltd., B	Switzerland	53,550	2,224,072
Consumer Finance 2.1%
[c] Hoist Finance AB, 144A	Sweden	192,581	1,696,318
Sun Hung Kai & Co. Ltd	Hong Kong	2,877,748	1,683,967
			3,380,285
Diversified Financial Services 1.8%
Metro Pacific Investments Corp	Philippines	20,375,200	3,015,055
Diversified Telecommunication Services 5.3%
China Telecom Corp. Ltd., H	China	5,447,468	2,429,382
Deutsche Telekom AG	Germany	222,361	3,771,251
Hellenic Telecommunications Organization SA	Greece	252,478	2,261,520
[a] Telecom Italia SpA	Italy	341,192	278,349
			8,740,502

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Semiannual Report 19

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Electric Utilities 2.3%
Enel SpA	Italy	856,234	$3,782,500
Food & Staples Retailing 2.1%
Metro AG	Germany	113,276	3,453,822
Hotels, Restaurants & Leisure 3.2%
Accor SA	France	87,590	3,372,580
Sands China Ltd	Hong Kong	546,000	1,822,709
			5,195,289
Household Durables 1.1%
[a] Cairn Homes PLC	Ireland	693,523	738,985
[a,c] Cairn Homes PLC, 144A	Ireland	1,011,251	1,077,540
			1,816,525
Industrial Conglomerates 2.2%
Koninklijke Philips NV	Netherlands	144,669	3,596,085
Insurance 12.9%
Ageas	Belgium	51,414	1,768,220
[a] ASR Nederland NV	Netherlands	125,840	2,716,700
China Pacific Insurance Group Co. Ltd., H	China	541,245	1,820,788
Direct Line Insurance Group PLC	United Kingdom	337,459	1,551,489
Korean Reinsurance Co	South Korea	138,863	1,469,654
Lancashire Holdings Ltd	United Kingdom	181,386	1,419,719
NN Group NV	Netherlands	118,722	3,267,373
RSA Insurance Group PLC	United Kingdom	389,405	2,593,567
[a] Storebrand ASA	Norway	7,991	29,956
UNIQA Insurance Group AG	Austria	180,837	1,078,669
XL Group PLC	Ireland	102,729	3,421,903
			21,138,038
Internet Software & Services 1.1%
[a] Baidu Inc., ADR	China	11,031	1,821,770
Machinery 0.2%
CNH Industrial NV	United Kingdom	30,305	217,968
CNH Industrial NV, special voting	United Kingdom	16,517	118,798
			336,766
Marine 1.0%
A.P. Moeller-Maersk AS, B	Denmark	1,239	1,609,631
Media 2.5%
Clear Media Ltd	Hong Kong	2,283,000	1,989,197
[a] Liberty Global PLC LiLAC, C	United Kingdom	7,864	255,487
[a] Liberty Global PLC, C	United Kingdom	63,025	1,805,666
			4,050,350
Metals & Mining 0.7%
ThyssenKrupp AG	Germany	58,392	1,167,268
Multiline Retail 1.8%
Hyundai Department Store Co. Ltd	South Korea	26,541	2,970,131
Oil, Gas & Consumable Fuels 4.3%
BP PLC	United Kingdom	368,488	2,152,814

20 Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares		Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
China Shenhua Energy Co. Ltd., H	China	906,941		$1,666,954
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	34,447		943,244
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	85,525		2,334,949
				7,097,961
Pharmaceuticals 7.5%
GlaxoSmithKline PLC	United Kingdom	160,200		3,427,383
Novartis AG	Switzerland	54,449		4,470,943
Sanofi	France	29,672		2,467,448
Teva Pharmaceutical Industries Ltd., ADR	Israel	37,950		1,906,229
				12,272,003
Real Estate Investment Trusts (REITs) 1.6%
Hibernia REIT PLC	Ireland	1,741,347		2,580,299
Real Estate Management & Development 3.0%
Takara Leben Co. Ltd	Japan	654,400		4,936,118
Semiconductors & Semiconductor Equipment 1.8%
SK Hynix Inc	South Korea	106,205		2,985,098
Specialty Retail 5.3%
China ZhengTong Auto Services Holdings Ltd	China	4,761,387		1,749,055
[a] Dufry AG	Switzerland	21,104		2,514,492
Hornbach Holding AG & Co. KGaA	Germany	31,290		2,118,550
Kingfisher PLC	United Kingdom	547,572		2,354,677
				8,736,774
Technology Hardware, Storage & Peripherals 2.2%
Samsung Electronics Co. Ltd	South Korea	2,866		3,542,906
Thrifts & Mortgage Finance 1.1%
Genworth Mortgage Insurance Australia Ltd	Australia	837,730		1,718,373
Trading Companies & Distributors 0.8%
Rexel SA	France	110,630		1,389,411
Wireless Telecommunication Services 2.2%
Vodafone Group PLC	United Kingdom	1,173,530		3,562,233
Total Common Stocks (Cost $163,565,519)				150,377,428
Preferred Stocks 3.3%
Auto Components 1.1%
[d] Schaeffler AG, 4.224%, pfd	Germany	137,281		1,805,644
Automobiles 2.2%
[d] Volkswagen AG, 0.157%, pfd	Germany	30,491		3,665,250
Total Preferred Stocks (Cost $7,191,857)				5,470,894

		Notional
	Counterparty	Amount*
Options Purchased 0.1%
Puts - Over-the-Counter
Currency Options 0.1%
CNY/USD, August Strike Price 7.387 CNY, Expires 8/03/16	FBCO	30,913,803	CNY	13
CNY/USD, August Strike Price 7.398 CNY, Expires 8/03/16	HSBC	51,060,323	CNY	14
CNY/USD, August Strike Price 7.43 CNY, Expires 8/03/16	FBCO	15,547,929	CNY	2

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Semiannual Report 21

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Notional
	Counterparty	Amount*		Value
Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
CNY/USD, August Strike Price 7.44 CNY, Expires 8/03/16	HSBC	24,910,162	CNY	$ 3
CNY/USD, August Strike Price 7.51 CNY, Expires 8/03/16	FBCO	78,579,375	CNY	10
CNY/USD, December Strike Price 7.255 CNY, Expires 12/14/16	HSBC	46,393,549	CNY	29,390
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	HSBC	55,579,150	CNY	34,250
CNY/USD, December Strike Price 7.27 CNY, Expires 12/15/16	MSCS	29,950,219	CNY	18,456
Total Options Purchased (Cost $378,993)				82,138
Total Investments before Short Term Investments
(Cost $171,136,369)				155,930,460

		Principal
	Country	Amount
Short Term Investments 1.6%
U.S. Government and Agency Securities 1.6%
FHLB, 7/01/16	United States	$1,000,000		1,000,000
[e,f] U.S. Treasury Bill, 9/29/16 - 12/01/16	United States	1,591,000		1,589,384
Total U.S. Government and Agency Securities
(Cost $2,588,599)				2,589,384
Total Investments (Cost $173,724,968) 96.7%				158,519,844
Other Assets, less Liabilities 3.3%				5,461,592
Net Assets 100.0%				$ 163,981,436

*The notional amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2016, the value of this security was $55,736, representing less than 0.1% of net assets.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $2,773,858, representing 1.7% of net assets.
dVariable rate security. The rate shown represents the yield at period end.
eThe security is traded on a discount basis with no stated coupon rate.
fA portion or all of the security has been segregated as collateral for open forward contracts. At June 30, 2016, the value of this security and/or cash pledged amounted to
$118,901, representing 0.1% of net assets.

22 Semiannual Report

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FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type Contracts		Value	Date	Appreciation	Depreciation
Currency Contracts
CHF/USD		Short	1	$128,300	9/19/16	$315	$—
EUR/USD		Short	119	16,522,406	9/19/16	465,817	—
GBP/USD		Short	44	3,643,200	9/19/16	335,620	—
Total Futures Contracts						$801,752	$—
Net unrealized appreciation (depreciation)						$801,752

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	2,557,925	$2,881,045	7/06/16	$4,569	$(45,809)
Euro	BANT	Sell	8,699,844	9,518,322	7/06/16	3,567	(143,801)
Euro	BONY	Buy	524,470	581,422	7/06/16	3,143	(2,299)
Euro	BONY	Sell	205,346	229,453	7/06/16	1,479	—
Euro	FBCO	Buy	562,032	621,661	7/06/16	4,001	(1,695)
Euro	FBCO	Sell	821,118	926,071	7/06/16	14,467	—
Euro	HSBC	Buy	577,995	639,168	7/06/16	3,905	(1,384)
Euro	HSBC	Sell	7,461,132	8,144,969	7/06/16	1,372	(139,743)
Euro	SSBT	Buy	637,289	705,316	7/06/16	4,486	(2,285)
Euro	SSBT	Sell	180,643	203,952	7/06/16	3,402	—
Euro	BANT	Sell	15,176,603	16,657,830	7/21/16	9,871	(210,532)
Euro	BONY	Sell	941,608	1,037,622	7/21/16	1,013	(9,350)
Euro	FBCO	Buy	407,794	449,517	7/21/16	3,469	—
Euro	FBCO	Sell	531,998	604,559	7/21/16	13,604	—
Euro	HSBC	Sell	2,165,562	2,414,106	7/21/16	20,217	(11,664)
Euro	SSBT	Sell	2,039,146	2,280,245	7/21/16	26,399	(11,280)
Norwegian Krone	HSBC	Buy	17,658	2,058	7/25/16	52	—
Norwegian Krone	HSBC	Sell	263,251	31,597	7/25/16	134	(4)
Australian Dollar	HSBC	Buy	1,529,509	1,123,514	7/29/16	16,691	(601)
Australian Dollar	HSBC	Sell	3,787,191	2,853,767	7/29/16	35,716	(3,703)
South Korean Won	BANT	Buy	367,926,617	315,253	8/12/16	3,829	(76)
South Korean Won	BANT	Sell	1,396,753,677	1,152,976	8/12/16	—	(58,060)
South Korean Won	FBCO	Buy	69,205,750	58,699	8/12/16	1,305	—
South Korean Won	FBCO	Sell	1,529,676,625	1,317,463	8/12/16	12,039	(20,861)
South Korean Won	HSBC	Buy	2,102,984,542	1,803,933	8/12/16	19,431	—
South Korean Won	HSBC	Sell	5,473,919,046	4,518,215	8/12/16	—	(227,872)
Swiss Franc	BONY	Buy	58,985	61,298	8/12/16	—	(705)
Swiss Franc	BONY	Sell	28,300	29,152	8/12/16	274	(194)
Swiss Franc	HSBC	Buy	43,400	44,506	8/12/16	77	—
Swiss Franc	HSBC	Sell	263,518	271,590	8/12/16	887	—
Swiss Franc	SSBT	Buy	80,100	82,079	8/12/16	213	(8)
Swiss Franc	SSBT	Sell	9,000	9,097	8/12/16	—	(149)
Swedish Krona	SSBT	Sell	14,150,000	1,657,297	8/29/16	—	(20,230)
Philippine Peso	BONY	Sell	139,175,000	2,936,031	8/30/16	346	(10,547)
Japanese Yen	BONY	Sell	11,641,000	107,766	10/24/16	—	(5,445)
Japanese Yen	HSBC	Buy	50,979,201	481,224	10/24/16	14,559	—
Japanese Yen	HSBC	Sell	538,920,236	4,977,893	10/24/16	1,981	(265,198)
Euro	BANT	Sell	2,405,709	2,785,811	11/04/16	102,478	—
Euro	HSBC	Sell	2,509,727	2,907,435	11/04/16	108,079	—
South Korean Won	BANT	Sell	1,736,173,605	1,503,946	11/14/16	—	(505)
South Korean Won	FBCO	Sell	1,417,410,477	1,230,017	11/14/16	1,785	—

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Semiannual Report 23

FRANKLIN MUTUAL INTERNATIONAL FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
South Korean Won	HSBC	Buy	82,507,300	$70,327	11/14/16	$1,169	$—
South Korean Won	HSBC	Sell	3,946,311,729	3,461,155	11/14/16	42,021	(475)
Euro	BANT	Sell	35,593	39,950	11/18/16	227	—
Euro	BONY	Sell	2,310,054	2,626,864	11/18/16	48,776	—
Euro	HSBC	Sell	2,110,565	2,404,844	11/18/16	49,392	—
Euro	SSBT	Sell	71,186	79,866	11/18/16	420	—
British Pound	BANT	Buy	372,370	523,512	11/23/16	696	(26,861)
British Pound	BANT	Sell	137,979	184,563	11/23/16	371	(97)
British Pound	BONY	Sell	7,118,671	10,410,238	11/23/16	902,363	—
British Pound	HSBC	Buy	479,111	652,343	11/23/16	3,635	(16,065)
British Pound	HSBC	Sell	4,936,197	7,205,954	11/23/16	613,233	(186)
British Pound	SSBT	Buy	309,943	442,334	11/23/16	—	(28,366)
British Pound	SSBT	Sell	227,050	324,505	11/23/16	21,475	(223)
Total Forward Exchange Contracts						$2,122,618	$(1,266,273)
Net unrealized appreciation (depreciation)						$856,345

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 40.

24 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost	$173,724,968
Value	$158,519,844
Cash	42,804
Foreign currency, at value (cost $899,309)	899,331
Receivables:
Investment securities sold	2,927,849
Capital shares sold	342,484
Dividends and interest	964,119
Due from brokers	611,453
Variation margin	95,756
Unrealized appreciation on OTC forward exchange contracts	2,122,618
Other assets	92
Total assets	166,526,350
Liabilities:
Payables:
Investment securities purchased	389,756
Capital shares redeemed	634,886
Management fees	118,515
Distribution fees	84,808
Transfer agent fees	21,568
Trustees’ fees and expenses	568
Unrealized depreciation on OTC forward exchange contracts	1,266,273
Accrued expenses and other liabilities	28,540
Total liabilities	2,544,914
Net assets, at value	$163,981,436
Net assets consist of:
Paid-in capital	$187,919,501
Undistributed net investment income	2,631,341
Net unrealized appreciation (depreciation)	(13,566,442)
Accumulated net realized gain (loss)	(13,002,964)
Net assets, at value	$163,981,436

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$36,600,185
Shares outstanding	2,757,405
Net asset value and maximum offering price per share	$13.27
Class A:
Net assets, at value	$84,074,908
Shares outstanding	6,370,701
Net asset value per share[a]	$13.20
Maximum offering price per share (net asset value per share ÷ 94.25%)	$14.01
Class C:
Net assets, at value	$27,303,575
Shares outstanding	2,103,108
Net asset value and maximum offering price per share[a]	$12.98
Class R:
Net assets, at value	$600,483
Shares outstanding	45,732
Net asset value and maximum offering price per share	$13.13
Class R6:
Net assets, at value	$15,402,285
Shares outstanding	1,159,364
Net asset value and maximum offering price per share	$13.29

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

26 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends (net of foreign taxes of $413,039)	$4,279,917
Interest	12,607
Income from securities loaned (net of fees and rebates)	86,638
Total investment income	4,379,162
Expenses:
Management fees (Note 3a)	801,403
Distribution fees: (Note 3c)
Class A	112,933
Class C	145,032
Class R	1,544
Transfer agent fees: (Note 3e)
Class Z	33,327
Class A	74,337
Class C	23,859
Class R	508
Class R6	119
Custodian fees (Note 4)	13,951
Reports to shareholders	18,536
Registration and filing fees	47,621
Professional fees	45,297
Trustees’ fees and expenses	2,336
Other	13,383
Total expenses	1,334,186
Expense reductions (Note 4)	(877)
Expenses waived/paid by affiliates (Note 3f and 3g)	(22,104)
Net expenses	1,311,205
Net investment income	3,067,957
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(11,659,519)
Foreign currency transactions	280,939
Futures contracts	(504,581)
Net realized gain (loss)	(11,883,161)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,763,805)
Translation of other assets and liabilities denominated in foreign currencies	(728,491)
Futures contracts	675,375
Net change in unrealized appreciation (depreciation)	(5,816,921)
Net realized and unrealized gain (loss)	(17,700,082)
Net increase (decrease) in net assets resulting from operations	$(14,632,125)

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FRANKLIN MUTUAL INTERNATIONAL FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$3,067,957	$1,517,970
Net realized gain (loss)	(11,883,161)	3,668,778
Net change in unrealized appreciation (depreciation)	(5,816,921)	(12,050,083)
Net increase (decrease) in net assets resulting from operations	(14,632,125)	(6,863,335)
Distributions to shareholders from:
Net investment income:
Class Z	—	(540,800)
Class A	—	(983,407)
Class C	—	(115,267)
Class R	—	(5,824)
Class R6	—	(291,543)
Net realized gains:
Class Z	—	(662,068)
Class A	—	(1,747,632)
Class C	—	(600,597)
Class R	—	(10,302)
Class R6	—	(429,291)
Total distributions to shareholders	—	(5,386,731)
Capital share transactions: (Note 2)
Class Z	(10,012,025)	31,733,987
Class A	(19,198,118)	78,126,822
Class C	(4,923,385)	22,165,666
Class R	(19,278)	563,842
Class R6	(6,852,383)	5,224,973
Total capital share transactions	(41,005,189)	137,815,290
Net increase (decrease) in net assets	(55,637,314)	125,565,224
Net assets:
Beginning of period	219,618,750	94,053,526
End of period	$163,981,436	$219,618,750
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$2,631,341	$(436,616)

28 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL INTERNATIONAL FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual International Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote OTC option contracts primarily to manage exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Securities Sold Short (continued)

of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2016, the Fund had no securities sold short.

e. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	553,996	$7,258,746	2,413,536	$35,531,201
Shares issued in reinvestment of distributions	—	—	84,406	1,172,521
Shares redeemed	(1,323,589)	(17,270,771)	(337,358)	(4,969,735)
Net increase (decrease)	(769,593)	$(10,012,025)	2,160,584	$31,733,987
Class A Shares:
Shares sold	988,193	$12,847,955	7,288,961	$110,020,725
Shares issued in reinvestment of distributions	—	—	192,281	2,654,730
Shares redeemed	(2,459,514)	(32,046,073)	(2,377,293)	(34,548,633)
Net increase (decrease)	(1,471,321)	$(19,198,118)	5,103,949	$78,126,822
Class C Shares:
Shares sold	204,084	$2,648,699	2,030,613	$30,447,005
Shares issued in reinvestment of distributions	—	—	52,555	713,543
Shares redeemed	(586,643)	(7,572,084)	(626,348)	(8,994,882)
Net increase (decrease)	(382,559)	$(4,923,385)	1,456,820	$22,165,666
Class R Shares:
Shares sold	14,489	$188,216	39,482	$566,560
Shares issued in reinvestment of distributions	—	—	1,172	16,126
Shares redeemed	(15,862)	(207,494)	(1,269)	(18,844)
Net increase (decrease)	(1,373)	$(19,278)	39,385	$563,842
Class R6 Shares:
Shares sold	213,912	$2,809,375	401,874	$6,037,202
Shares issued in reinvestment of distributions	—	—	51,921	720,834
Shares redeemed	(733,778)	(9,661,758)	(104,241)	(1,533,063)
Net increase (decrease)	(519,866)	$(6,852,383)	349,554	$5,224,973

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual of 0.875% per year of the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$10,355
CDSC retained	$3,079

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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For the period ended June 30, 2016, the Fund paid transfer agent fees of $132,150, of which $72,086 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of
	Number							Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	11,626,000	(11,626,000)	—	$ —	$ —	$ —	—%

g. Waiver and Expense Reimbursements

Franklin Mutual and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses) for each class of the Fund do not exceed 1.17% and Class R6 does not exceed 0.99% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2017. Prior to May 1, 2016, expenses for Class R6 were limited to 1.02%.

h. Other Affiliated Transactions

At June 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned 8.64% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$568
[b]Increase in projected benefit obligation	$268
Benefit payments made to retired trustees	$(96)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.

bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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FRANKLIN MUTUAL INTERNATIONAL FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$174,503,343
Unrealized appreciation	$5,575,053
Unrealized depreciation	(21,558,552)
Net unrealized appreciation (depreciation)	$(15,983,499)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2016, aggregated $20,517,178 and $48,039,749, respectively.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at	$82,138	[a]
	value
	Variation margin	801,752	[b]
	Unrealized appreciation on	2,122,618		Unrealized depreciation on	$1,266,273
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$3,006,508			$1,266,273

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss)	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts			Investments	$(296,855)[a]
	Foreign currency	$315,372 [b]	Translation of other assets	(717,271)[b]
	transactions		and liabilities denominated
			in foreign currencies
	Futures contracts	(504,581)	Futures contracts	675,375
Totals		$(189,209)		$(338,751)

aPurchased option contracts are included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 2.1% of average month end net assets. The average month end number of open derivative contracts for the period was 240.

At June 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statement of
	Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$2,122,618	$1,266,273
Options Purchased	82,138	—
Total	$2,204,756	$1,266,273

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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9. Other Derivative Information (continued)

At June 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received[a,b]	Received	less than zero)
Counterparty
BANT	$125,608	$(125,608)	$—	$—	$—
BONY	957,394	(28,540)	(928,854)	—	—
FBCO	50,695	(22,556)	—	—	28,139
HSBC	996,208	(666,895)	(329,313)	—	—
MSCS	18,456	—	—	—	18,456
SSBT	56,395	(56,395)	—	—	—
Total	$2,204,756	$(899,994)	$(1,258,167)	$—	$46,595

[a]At June 30, 2016, the Fund received United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.
[b]In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over-
collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At June 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged[a]	Pledged	less than zero)
Counterparty
BANT	$485,741	$(125,608)	$(118,901)	$—	$241,232
BONY	28,540	(28,540)	—	—	—
FBCO	22,556	(22,556)	—	—	—
HSBC	666,895	(666,895)	—	—	—
MSCS	—	—	—	—	—
SSBT	62,541	(56,395)	—	—	6,146
Total	$1,266,273	$(899,994)	$(118,901)	$—	$247,378

aSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 40.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Machinery	$217,968	$118,798	$—	$336,766
All Other Equity Investments[b]	155,511,556	—	—	155,511,556
Options Purchased	—	82,138	—	82,138
Short Term Investments	1,589,384	1,000,000	—	2,589,384
Total Investments in Securities	$157,318,908	$1,200,936	$—	$158,519,844
Other Financial Instruments
Futures Contracts	$801,752	$—	$—	$801,752
Forward Exchange Contracts	—	2,122,618	—	2,122,618
Total Other Financial Instruments	$801,752	$2,122,618	$—	$2,924,370

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$1,266,273	$—	$1,266,273
[a]Includes common and preferred stocks.
[b]For detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CHF	Swiss Franc	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	CNY	Chinese Yuan	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	EUR	Euro
HSBC	HSBC Bank PLC	GBP	British Pound
MSCS	Morgan Stanley Capital Services LLC	USD	United States Dollar
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst,, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. As the Fund commenced operations on May 31, 2009, the trustees reviewed the investment performance of the Fund for the one-, three- and five-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional international multi-cap value funds. The Fund had total returns in the second-best performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods also in the second-best and best performing quintiles, respectively. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the losses incurred by the investment manager and its affiliates from their respective relationships with the Fund. In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. As part of this discussion, the Board took into account the extension for an additional year of the fee waiver and expense limitation arrangement. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the second-most expensive quintile of such group. The Board noted that the Fund’s total expenses were within 3.3 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations,

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SHAREHOLDER INFORMATION

including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. The Board also considered the fee waiver and expense limitation arrangement in effect, and the amount of Fund expenses that were absorbed since inception of the Fund by the investment manager through such waiver and arrangement. The Board concluded that economies of scale were deemed not to be a significant factor at that time in light of, among other matters, the fee waiver and expense limitation arrangement in effect and the limited size of assets under management.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Contents
Semiannual Report
Franklin Mutual Quest Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	26
Notes to Financial Statements	30
Shareholder Information	45

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Quest Fund

This semiannual report for Franklin Mutual Quest Fund covers the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- to large-cap equity securities with a significant portion of its assets in foreign securities and, to a lesser extent, in the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 100% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +5.94% cumulative total return for the six months ended June 30, 2016. In comparison, the Fund’s new benchmark, the MSCI World Index, which tracks stock performance in global developed markets, posted a +1.02% total return, while its old equity benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +3.84% total return.1 As the investment manager believes the composition of the MSCI World Index more accurately reflects the Fund’s holdings, it has replaced the S&P 500 as the Fund’s benchmark. Also for comparison, the Fund’s new secondary benchmark, the Barclays U.S. Corporate High Yield Index, which measures the U.S. corporate market of non-investment grade, fixed-rate corporate bonds, defined as the middle or lower ratings of Moody’s, Fitch and Standard & Poor’s (Ba1/BB+/BB+), posted a +9.06% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s)

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The eurozone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Insurance	6.8%
Pharmaceuticals	6.1%
Banks	5.9%
Oil, Gas & Consumable Fuels	5.4%
Media	3.4%
Real Estate Investment Trusts (REITs)	3.1%
Tobacco	2.6%
Independent Power & Renewable Electricity Producers	2.5%
Communications Equipment	2.1%
Technology Hardware, Storage & Peripherals	1.9%

investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management

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teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the result of the Brexit vote, signaling the beginning of the end of the U.K.’s 43-year membership in the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among global investors regarding the future of the U.K. and the EU, in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events. In contrast, prices for fixed income investments incorporate these considerations and typically factor in the likelihood of recouping the original face value of bonds, in addition to the reliability of receiving the stream of interest payments through maturity.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, and mostly in banks.2

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the

2. The financials sector comprises banks, consumer finance, diversified financial services, insurance and real estate investment trusts in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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U.K. and the EU will come to an acceptable agreement concerning trade relations.

The Fund invests across the capital structure and issuer life-cycles; we believe a cross-asset approach with a focus on corporate actions tends to have less correlation to overall market movements. The types of events that provide opportunities include balance sheet or operational restructurings, mergers and acquisitions (M&A), the sale of non-core assets, refinanc-ing and other company-specific events. Many of the Fund’s larger positions at period-end were in these types of situations, including Eastman Kodak, New Media Investment Group, and Sorenson Communications. Eastman Kodak, a U.S.-based digital commercial imaging company, is an example of further balance sheet restructuring. Eastman is rationalizing its product portfolio and has expressed its intention to use any proceeds from asset monetization to retire first-lien debt, which benefits its other debt securities and its equity. New Media Investment Group owns and operates local media assets. M&A consolidation continues to be a theme in the media industry and the company has continued to acquire other companies. In addition, New Media Investment Group has committed to return a substantial portion of its free cash flow generation in the form of a regular stock dividend. Sorenson Communications offers videophones, applications and video relay services to the hearing impaired. The company is retiring company debt to reduce its financial leverage and improve cash flow generation, benefiting its stockholders. The Fund owns secured debt, holding company pay-in-kind debt and equity interests in Sorenson Communications.

We believe balancing exposure across debt and equity securities of the same issuer or company helps mitigate risk. We also try to create balanced risk-return characteristics through diverse sources: principal appreciation, current yield (dividend and interest payments) and related fees or premiums. In other equity-focused situations, we seek to utilize our analysis of any debt securities in the capital structure to assess additional risks and opportunities that a potentially limited, equity-only assessment may fail to uncover or appreciate.

M&A activity continued to be strong in the first half of 2016, driven partly by lower cost financing across the globe, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high industry concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halliburton’s attempt to acquire Baker Hughes on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. The Fund has had limited exposure in this area as the potential rewards have not been big enough to outweigh the clear risks that exist in the current environment. We have preferred to instead focus on select event-driven credit situations that benefit but do not depend on potential M&A activity, limiting downside potential.

Credit spreads widened dramatically across industries and countries early in the period and subsequently narrowed. This was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors, including energy, metals and mining that were already experiencing distress. The precipitous decline in commodity prices globally over the past two year resulted in heightened bankruptcy activity. Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations where we feel that the yield reached attractive levels and that cheap enterprise valuation protected the downside. By the end of the period, credit spreads had tightened materially from their intra-period highs. Although the current environment seems less attractive to us than a few months ago, volatility remained at heightened levels. The increase in global risk premiums may result in certain issuers finding it difficult to access capital, whether debt or equity, necessary to service significant borrowings and commitments.

Turning to Fund performance, top contributors to performance included communications technology company Sorenson Communications, power generation company NRG Energy and metals and mining company Freeport McMoRan.

The Fund’s debt and equity investments in Sorenson Communications appreciated early in the period as improvements in the company’s fundamentals, financial leverage and cash flow generation, largely due to retirement of company debt, continued to meet or exceed investor expectations, benefiting stockholders.

NRG Energy is a U.S.-based integrated wholesale power generation and retail electricity company that includes solar and renewable energy businesses. Shares of NRG followed the rally in natural gas prices that began in early March. NRG’s wholesale power operation sells electricity at market rates that move in line with fuel costs. In early May, investors responded favorably to the company’s announcement that it intends to simplify operations and reduce financial leverage.

The Fund’s debt holdings in Freeport McMoRan moved in line with the general improvement of commodity prices through April, particularly for copper. In February, our position also benefited from positive events that were part of our investment

6 Semiannual Report

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thesis. Indonesia’s Energy and Mineral Resources Ministry granted Freeport a new six-month copper export permit. The permit ended a stoppage in the company’s Indonesia copper mining activities related to a dispute between Freeport and Indonesia’s government regarding payment for a new metal smelter. Later in the month, Freeport announced an agreement to sell its partial interest in an Arizona copper mine to Sumitomo Metal Mining for US$1 billion. In May, Freeport announced the sale of its stake in an African copper operation to China Molybdenum for US$2.7 billion. These transactions support Freeport’s efforts to sell US$5–$10 billion in assets and use the proceeds to reduce debt. The prices paid for the assets implied a copper price of $2.75–$3.00 per pound—compared to $2.15 per pound at period-end—which indicates an industry view of medium- to long-term prices.

During the period under review, Fund investments that detracted from performance included customer engagement solutions provider Affinion Group, consumer and business financing company CIT Group and insurer Ageas.

Affinion Group is a global provider of comprehensive marketing services and loyalty programs to many companies around the world. Purchased by private equity in 2005, Affinion began addressing its overleveraged capital structure in earnest in late 2015. A debt-for-equity exchange of its holding company obligations was completed in November 2015. The Fund’s investment in the company’s debt securities declined during the period as investors focused on the balance of the loans and senior notes outstanding which mature over the next two years.

CIT Group is a U.S.-based commercial financing and leasing company that primarily serves small and midsized businesses in a variety of industries. Shares of CIT Group followed the broad-based decline of global financial stocks in late June following the U.K. referendum result in favor of leaving the EU. Investors were also unsure about how, if at all, the Brexit may impact CIT’s attempt to sell or spin-off its aircraft leasing business. The stock dropped sharply in January and early February as the financials sector was negatively impacted by ongoing concerns about the strength of U.S. economic expansion, scaled back investor expectations regarding rate hikes by the U.S. Fed and concerns about exposure to the energy sector. At a March strategic update conference call, investors were disappointed by the minimal amount of new information regarding the divestiture of CIT’s aircraft leasing business and downbeat remarks regarding its energy financing portfolio.

Shares of Belgium-based insurer Ageas followed the broad based decline of European financial stocks in late June following the Brexit referendum result. In our view, the outcome had negative implications for the insurance industry by increasing economic uncertainty, adding immediate downward pressure on global interest rates and increasing the possibility that the U.S. Fed will further delay its next interest rate hike. Ageas also declined in January and early February as Europe’s financials sector was hurt by the potentially detrimental effect of the ECB’s negative interest rate policy. On an encouraging note, the company announced solid quarterly results in mid-February and May, as well as raising its dividend in February.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Forest City Realty Trust Inc.	2.6%
Real Estate Investment Trusts (REITs), U.S.
NRG Energy Inc.	2.5%
Independent Power & Renewable Electricity
Producers, U.S.
Royal Dutch Shell PLC	2.1%
Oil, Gas & Consumable Fuels, U.K.
Sorenson Communications Inc.	2.1%
Communications Equipment, U.S.
White Mountains Insurance Group Ltd.	2.0%
Insurance, U.S.
GlaxoSmithKline PLC	1.9%
Pharmaceuticals, U.K.
BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.
Teva Pharmaceutical Industries Ltd.	1.7%
Pharmaceuticals, Israel
Vodafone Group PLC	1.7%
Wireless Telecommunication Services, U.K.
New Media Investment Group Inc.	1.6%
Media, U.S.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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Thank you for your continued participation in Franklin Mutual Quest Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

Shawn M. Tumulty has been a portfolio manager for Franklin Mutual Quest Fund since 2003 and a co-portfolio manager since 2010. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

Keith Luh is a portfolio manager and head of cross asset investing for Franklin Mutual Series. He has been a co-portfolio manager for Franklin Mutual Quest Fund since 2010, with a value and event-driven focus across equity and fixed income investments, globally. Prior to joining Frank-lin Mutual Series in 2005, Mr. Luh was a senior analyst in global investment research at Putnam Investments, where he also helped manage a best-ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University. He began his career in the financial services industry in 1996.

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Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15	Change
Z (MQIFX)	$15.33	$14.47	+$0.86
A (TEQIX)	$15.13	$14.29	+$0.84
C (TEMQX)	$14.84	$14.08	+$0.76
R (FMQSX)	$14.94	$14.14	+$0.80
R6 (FMQRX)	$15.32	$14.45	+$0.87

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FRANKLIN MUTUAL QUEST FUND
PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

	Cumulative	Average Annual	Value of $10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
Z				0.82%
6-Month	+5.94%	+5.94%	$10,594
1-Year	-0.91%	-0.91%	$9,909
5-Year	+37.40%	+6.56%	$13,740
10-Year	+74.48%	+5.72%	$17,448
A				1.07%
6-Month	+5.88%	-0.20%	$9,980
1-Year	-1.11%	-6.83%	$9,317
5-Year	+35.50%	+5.01%	$12,771
10-Year	+69.34%	+4.79%	$15,962
C				1.82%
6-Month	+5.40%	+4.40%	$10,440
1-Year	-1.88%	-2.82%	$9,718
5-Year	+30.70%	+5.50%	$13,070
10-Year	+57.83%	+4.67%	$15,783
R				1.32%
6-Month	+5.66%	+5.66%	$10,566
1-Year	-1.40%	-1.40%	$9,860
5-Year	+34.02%	+6.03%	$13,402
Since Inception (5/1/09)	+82.71%	+8.78%	$18,271
R6				0.74%
6-Month	+6.02%	+6.02%	$10,602
1-Year	-0.83%	-0.83%	$9,917
3-Year	+16.81%	+5.31%	$11,681
Since Inception (5/1/13)	+19.06%	+5.67%	$11,906

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, as applicable, contractually guaran-
teed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL QUEST FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$1,059.40	$4.05
Hypothetical (5% return before expenses)	$1,000	$1,020.93	$3.97
A
Actual	$1,000	$1,058.80	$5.32
Hypothetical (5% return before expenses)	$1,000	$1,019.69	$5.22
C
Actual	$1,000	$1,054.00	$9.14
Hypothetical (5% return before expenses)	$1,000	$1,015.96	$8.97
R
Actual	$1,000	$1,056.60	$6.60
Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.47
R6
Actual	$1,000	$1,060.20	$3.59
Hypothetical (5% return before expenses)	$1,000	$1,021.38	$3.52

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.79%;
A: 1.04%; C: 1.79%; R: 1.29%; and R6: 0.70%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Financial Highlights
	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.47	$16.21	$18.18	$16.55	$16.24	$17.70
Income from investment operations[a]:
Net investment income[b]	0.50	0.54	0.78 [c]	0.54	0.43	0.51
Net realized and unrealized gains (losses)	0.36	(1.45)	(0.16)	3.68	1.61	(0.88)
Total from investment operations	0.86	(0.91)	0.62	4.22	2.04	(0.37)
Less distributions from:
Net investment income	—	(0.68)	(0.85)	(0.56)	(0.43)	(0.52)
Net realized gains	—	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	—	(0.83)	(2.59)	(2.59)	(1.73)	(1.09)
Net asset value, end of period	$15.33	$14.47	$16.21	$18.18	$16.55	$16.24

Total return[d]	5.94%	(5.55)%	3.44%	25.97%	12.57%	(1.83)%

Ratios to average net assets[e]
Expenses[f]	0.79%[g,h]	0.82%[g,h]	0.81%[g]	0.84%[g]	0.90%	0.86%
Expenses incurred in connection with securities sold
short	—%[i]	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	6.85%[j]	3.35%	4.18%[c]	2.93%	2.48%	2.90%

Supplemental data
Net assets, end of period (000’s)	$3,577,696	$ 3,434,727	$4,116,651	$4,270,828	$3,582,856	$3,413,759
Portfolio turnover rate	26.82%	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.73%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.29	$16.02	$18.00	$16.41	$16.12	$17.57
Income from investment operations[a]:
Net investment income[b]	0.47	0.49	0.71 [c]	0.48	0.37	0.45
Net realized and unrealized gains (losses)	0.37	(1.43)	(0.15)	3.65	1.60	(0.86)
Total from investment operations	0.84	(0.94)	0.56	4.13	1.97	(0.41)
Less distributions from:
Net investment income	—	(0.64)	(0.80)	(0.51)	(0.38)	(0.47)
Net realized gains	—	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	—	(0.79)	(2.54)	(2.54)	(1.68)	(1.04)
Net asset value, end of period	$15.13	$14.29	$16.02	$18.00	$16.41	$16.12

Total return[d]	5.88%	(5.85)%	3.11%	25.61%	12.21%	(2.10)%

Ratios to average net assets[e]
Expenses[f]	1.04%[g,h]	1.10%[g,h]	1.11%[g]	1.14%[g]	1.20%	1.16%
Expenses incurred in connection with securities sold
short	—%[i]	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	6.60%[j]	3.07%	3.88%[c]	2.63%	2.18%	2.60%

Supplemental data
Net assets, end of period (000’s)	$1,198,578	$1,203,508	$1,394,138	$1,371,789	$1,101,808	$1,093,539
Portfolio turnover rate	26.82%	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.43%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.08	$15.78	$17.76	$16.24	$15.96	$17.39
Income from investment operations[a]:
Net investment income[b]	0.41	0.36	0.57 [c]	0.35	0.25	0.33
Net realized and unrealized gains (losses)	0.35	(1.39)	(0.14)	3.59	1.59	(0.85)
Total from investment operations	0.76	(1.03)	0.43	3.94	1.84	(0.52)
Less distributions from:
Net investment income	—	(0.52)	(0.67)	(0.39)	(0.26)	(0.34)
Net realized gains	—	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	—	(0.67)	(2.41)	(2.42)	(1.56)	(0.91)
Net asset value, end of period	$14.84	$14.08	$15.78	$17.76	$16.24	$15.96

Total return[d]	5.40%	(6.49)%	2.42%	24.74%	11.42%	(2.82)%

Ratios to average net assets[e]
Expenses[f]	1.79%[g,h]	1.82%[g,h]	1.81%[g]	1.84%[g]	1.90%	1.86%
Expenses incurred in connection with securities
sold short	—%[i]	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	5.85%[j]	2.35%	3.18%[c]	1.93%	1.48%	1.90%

Supplemental data
Net assets, end of period (000’s)	$334,257	$337,974	$397,963	$406,304	$333,908	$338,983
Portfolio turnover rate	26.82%	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 1.73%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

16 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.14	$15.87	$17.84	$16.33	$16.05	$17.50
Income from investment operations[a]:
Net investment income[b]	0.44	0.44	0.65 [c]	0.50	0.33	0.41
Net realized and unrealized gains (losses)	0.36	(1.40)	(0.13)	3.56	1.60	(0.85)
Total from investment operations	0.80	(0.96)	0.52	4.06	1.93	(0.44)
Less distributions from:
Net investment income	—	(0.62)	(0.75)	(0.52)	(0.35)	(0.44)
Net realized gains	—	(0.15)	(1.74)	(2.03)	(1.30)	(0.57)
Total distributions	—	(0.77)	(2.49)	(2.55)	(1.65)	(1.01)
Net asset value, end of period	$14.94	$14.14	$15.87	$17.84	$16.33	$16.05

Total return[d]	5.66%	(6.03)%	2.94%	25.34%	11.99%	(2.31)%

Ratios to average net assets[e]
Expenses[f]	1.29%[g,h]	1.32%[g,h]	1.31%[g]	1.34%[g]	1.40%	1.36%
Expenses incurred in connection with securities sold
short	—%[i]	0.03%	0.04%	0.07%	0.11%	0.06%
Net investment income	6.35%[j]	2.85%	3.68%[c]	2.43%	1.98%	2.40%

Supplemental data
Net assets, end of period (000’s)	$867	$898	$675	$853	$212	$193
Portfolio turnover rate	26.82%	30.51%	65.77%	63.41%	65.21%	107.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.23%.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates rounds to less than 0.01%.
iRounds to less than 0.01%.
jThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN MUTUAL QUEST FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$14.45	$16.19	$18.19	$18.16
Income from investment operations[b]:
Net investment income[c]	0.50	0.55	0.51 [d]	0.36
Net realized and unrealized gains (losses)	0.37	(1.44)	0.10	2.28
Total from investment operations	0.87	(0.89)	0.61	2.64
Less distributions from:
Net investment income	—	(0.70)	(0.87)	(0.58)
Net realized gains	—	(0.15)	(1.74)	(2.03)
Total distributions	—	(0.85)	(2.61)	(2.61)
Net asset value, end of period	$15.32	$14.45	$16.19	$18.19

Total return[e]	6.02%	(5.54)%	3.53%	14.83%

Ratios to average net assets[f]
Expenses before waiver, payments by affiliates and expense reduction[g]	0.70%	0.74%	0.74%	2.00%
Expenses net of waiver, payments by affiliates and expense reduction[g,h]	0.70%[i]	0.74%[i]	0.74%	0.77%
Expenses incurred in connection with securities sold short	—%[j]	0.03%	0.04%	0.07%
Net investment income	6.94%[k]	3.43%	4.25%[d]	3.00%

Supplemental data
Net assets, end of period (000’s)	$44,481	$41,408	$44,340	$5
Portfolio turnover rate	26.82%	30.51%	65.77%	63.41%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.27 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 2.80%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iBenefit of waiver and payments by affiliates rounds to less than 0.01%.
jRounds to less than 0.01%.
kThe net investment income ratio is annualized and may not be indicative of operating results for a full year.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL QUEST FUND

Statement of Investments, June 30, 2016 (unaudited)

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests 48.2%
Auto Components 0.2%
[a,b] International Automotive Components Group Brazil LLC	Brazil	2,548,299	$41,953
[a,b,c] International Automotive Components Group North America LLC	United States	19,924,658	8,790,082
			8,832,035
Automobiles 0.2%
General Motors Co	United States	212,763	6,021,193
[a] General Motors Co., wts., 7/10/19	United States	232,162	2,423,771
			8,444,964
Banks 5.9%
Barclays PLC	United Kingdom	3,550,000	6,560,728
BB&T Corp	United States	1,218,847	43,403,142
BNP Paribas SA	France	161,470	7,125,035
CIT Group Inc	United States	2,269,088	72,406,598
Citizens Financial Group Inc	United States	1,861,290	37,188,574
Guaranty Bancorp	United States	347,127	5,797,021
HSBC Holdings PLC	United Kingdom	1,075,000	6,678,234
PNC Financial Services Group Inc	United States	163,600	13,315,404
Societe Generale SA	France	207,500	6,497,175
SunTrust Banks Inc	United States	1,238,117	50,861,846
Wells Fargo & Co	United States	947,444	44,842,525
			294,676,282
Chemicals 0.2%
[a,d] Advanced Emissions Solutions Inc	United States	1,724,209	12,371,200
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,089,194	—
Tronox Ltd., A	United States	20,435	90,118
			12,461,318
Communications Equipment 2.1%
[a,b,c] Sorenson Communications Inc., Membership Interests	United States	224,279	102,753,377
Consumer Finance 1.6%
[a] Ally Financial Inc	United States	4,699,414	80,218,997
Diversified Financial Services 0.7%
Voya Financial Inc	United States	1,445,820	35,798,503
Diversified Telecommunication Services 1.5%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	49,411,586	—
Koninklijke KPN NV	Netherlands	20,312,770	73,387,747
			73,387,747
Energy Equipment & Services 0.0%†
[a,f] DeepOcean Group Holding BV	Netherlands	91,357	228,393
Health Care Equipment & Supplies 0.9%
Medtronic PLC	United States	522,033	45,296,803
Hotels, Restaurants & Leisure 0.2%
[a] Pinnacle Entertainment Inc	United States	982,551	10,886,665
Independent Power & Renewable Electricity
Producers 2.5%
NRG Energy Inc	United States	8,524,843	127,787,397
Insurance 6.8%
Ageas	Belgium	1,051,948	36,178,385
The Allstate Corp	United States	873,039	61,060,714
American International Group Inc	United States	479,906	25,382,228

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Semiannual Report 19

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
[a] ASR Nederland NV	Netherlands	2,207,970	$47,666,820
Direct Line Insurance Group PLC	United Kingdom	84,729	389,547
RSA Insurance Group PLC	United Kingdom	10,576,596	70,443,652
UNIQA Insurance Group AG	Austria	55,868	333,246
White Mountains Insurance Group Ltd	United States	120,239	101,241,238
			342,695,830
Internet & Catalog Retail 0.1%
[a] Bluestem Group Inc	United States	4,150,000	5,395,000
Internet Software & Services 1.0%
[a] Baidu Inc., ADR	China	295,562	48,812,064
Machinery 0.0%†
[a] Vossloh AG	Germany	1,910	117,787
Marine 0.0%†
[a,b] Eagle Bulk Shipping Inc	United States	870,767	343,648
Media 3.4%
CBS Corp., B	United States	1,296,060	70,557,506
[a] Charter Communications Inc., A	United States	45,350	10,368,824
[a,d] Lee Enterprises Inc./IA	United States	4,824,268	9,214,352
[a,b,d] Lee Enterprises Inc., wts., 12/31/22	United States	1,110,000	815,194
[d] New Media Investment Group Inc	United States	4,441,772	80,262,820
			171,218,696
Multiline Retail 0.7%
Macy’s Inc	United States	997,740	33,534,041
Oil, Gas & Consumable Fuels 5.4%
BP PLC	United Kingdom	15,042,717	87,883,947
China Shenhua Energy Co. Ltd., H	China	17,827,995	32,767,783
Kinder Morgan Inc	United States	2,285,990	42,793,733
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	3,801,481	104,093,924
[a,b,c] Warrior Met Coal LLC, A	United States	14,690	1,480,993
[a,b,c] Warrior Met Coal LLC, B	United States	34,356	3,463,648
			272,484,028
Pharmaceuticals 5.4%
GlaxoSmithKline PLC	United Kingdom	4,545,080	97,239,273
Merck & Co. Inc	United States	1,102,890	63,537,493
Novartis AG, ADR	Switzerland	747,376	61,665,994
Teva Pharmaceutical Industries Ltd., ADR	Israel	972,498	48,848,575
			271,291,335
Real Estate Investment Trusts (REITs) 3.1%
Forest City Realty Trust Inc., A	United States	5,831,830	130,108,127
Gaming and Leisure Properties Inc	United States	771,760	26,610,285
			156,718,412
Software 0.8%
Symantec Corp	United States	1,924,037	39,519,720
Technology Hardware, Storage & Peripherals 1.2%
[a,d] Eastman Kodak Co	United States	3,577,698	57,529,384
[a,d] Eastman Kodak Co., wts., 9/03/18	United States	48,582	200,643

20 Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware, Storage & Peripherals (continued)
[a,d] Eastman Kodak Co., wts., 9/03/18	United States	48,582	$170,523
			57,900,550
Tobacco 2.6%
Altria Group Inc	United States	313,920	21,647,923
British American Tobacco PLC	United Kingdom	802,998	51,854,851
Imperial Brands PLC	United Kingdom	1,077,438	58,234,844
			131,737,618
Wireless Telecommunication Services 1.7%
Vodafone Group PLC	United Kingdom	28,050,937	85,148,202
Total Common Stocks and Other Equity Interests
(Cost $2,208,174,644)			2,417,689,412
Convertible Preferred Stocks
(Cost $37,119,722) 0.7%
Pharmaceuticals 0.7%
[g] Teva Pharmaceutical Industries Ltd., 4.42%, cvt. pfd	Israel	44,000	36,388,000
Preferred Stocks 0.9%
Automobiles 0.2%
[g] Volkswagen AG, 0.157%, pfd	Germany	74,300	8,931,424
Technology Hardware, Storage & Peripherals 0.7%
[g] Samsung Electronics Co. Ltd., 1.775%, pfd	South Korea	35,845	36,785,949
Total Preferred Stocks (Cost $41,630,644)			45,717,373

		Principal
		Amount*
Corporate Bonds, Notes and Senior Floating
Rate Interests 30.9%
[d,h,i] Advanced Emissions Solutions Inc., Term Loan,
15.00%, 7/08/16	United States	8,866,667	8,750,868
Advanced Micro Devices Inc.,
senior bond, 7.00%, 7/01/24	United States	89,431,000	76,016,350
senior note, 7.50%, 8/15/22	United States	13,000,000	11,635,000
Affinion Group Inc.,
[h,i] Second Lien Term Loan, 8.50%, 10/31/18	United States	124,500,000	88,550,625
senior note, 7.875%, 12/15/18	United States	50,000,000	24,125,000
[h,i] Tranche B Term Loans, 6.75%, 4/30/18	United States	26,794,544	24,237,889
Avaya Inc.,
[j] senior note, 144A, 10.50%, 3/01/21	United States	302,902,380	68,153,035
[j] senior secured note, 144A, 7.00%, 4/01/19	United States	14,003,000	10,047,153
[h,i] Term B-3 Loan, 5.134%, 10/26/17	United States	14,008,235	10,877,394
[h,i] Term B-6 Loan, 6.50%, 3/30/18	United States	8,080,130	5,976,775
[h,i] Term B-7 Loan, 6.25%, 5/29/20	United States	8,255,352	5,868,177
[h,i] Belk Inc.,
Closing Date Term Loan, 5.75%, 12/12/22	United States	14,887,688	11,910,150
second lien Term Loan, 10.50%, 12/12/22	United States	25,000,000	21,409,250
[h,i] Bluestem Brands Inc., Initial Term Loan, 8.50%, 11/09/20	United States	74,943,547	65,388,244
[h,i] Eagle Bulk Shipping Inc., Second Lien Loan, 15.00%, 1/14/20	United States	6,994,997	6,973,103
[d,h,i] Eastman Kodak Co.,
Second Lien Term Loan, 10.75%, 9/03/20	United States	92,085,701	85,179,273
Term Loan, 7.25%, 9/03/19	United States	38,492,739	37,530,420
Freeport-McMoRan Inc., senior bond, 5.45%, 3/15/43	United States	12,900,000	10,416,750

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Semiannual Report 21

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
GenOn Americas Generation LLC, senior bond,
8.50%,10/01/21	United States	28,630,000		$22,814,531
9.125%,5/01/31	United States	90,639,000		70,245,225
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	37,367,000		28,539,046
[h,i] Tranche D Term Loan, 7.21%, 1/30/19	United States	46,662,631		34,297,034
[h,i] Tranche E Term Loan, 7.96%, 7/30/19	United States	14,995,598		11,031,137
[d] Lee Enterprises Inc.,
[h,i] Second Lien Term Loan, 12.00%, 12/15/22	United States	68,120,324		71,270,889
[j] senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	99,050,000		98,059,500
[h,i] Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/21/20	United States	22,500,000		21,825,000
[d,h,i] New Media Holdings II LLC, Fourth Amendment Replacement Term Loan,
7.25%, 6/04/20	United States	112,707,637		112,244,409
Sabine Pass LNG LP,
first lien, 6.50%, 11/01/20	United States	25,266,000		26,418,761
senior secured note, first lien, 7.50%, 11/30/16	United States	10,000,000		10,196,250
[c] Sorenson Communications Inc.,
[h,i] Initial Term Loan, 8.00%, 4/30/20	United States	142,814,070		140,901,790
[j,k] secured note, second lien, 144A, PIK, 9.00%, 10/31/20	United States	96,671,937		86,521,384
[c,j,k] Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%,
10/31/21	United States	56,682,637		53,281,679
Sprint Capital Corp., senior note, 6.90%, 5/01/19	United States	22,000,000		21,120,000
[j] Sunshine Oilsands Ltd., secured note, 144A, 10.00%, 8/01/17	Canada	18,000,000		9,945,000
[h,i] Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	9,228,000		8,964,079
Term B-4 Loan, 9.75%, 4/24/20	United States	74,366,912		64,575,244
[j] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	3,680,000		3,155,600
senior bond, 144A, 7.25%, 7/15/22	United States	1,809,000		1,560,624
senior note, 144A, 6.375%, 10/15/20	United States	22,513,000		19,473,745
h,i, [l] Veritas Software Corp.,
Term Loan B1, 6.625%, 6/15/23	United States	160,598	EUR	152,111
Term Loan B1, 6.625%, 1/27/23	United States	15,439,288		13,509,377
Term Loan B2, 8.625%, 1/27/23	United States	14,908,218		12,802,432
[j] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	18,402,000		15,733,710
[j] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	17,435,000		18,699,038
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $1,687,783,829)				1,550,383,051
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization 2.8%
[b,m] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	9,272		—
[h,i,m] Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	7,325,894		7,228,218
Term B-6-B Loans	United States	34,925,138		35,012,450
Term B-7 Loans	United States	13,731,000		13,879,748
[m] Nortel Networks Corp., cvt., senior note,
1.75%,4/15/12	Canada	18,224,000		15,877,660
2.125%,4/15/14	Canada	12,968,000		11,283,781
[m] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	20,912,000		7,423,760
[m] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	19,689,000		443,003
[h,i,m] Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.943%, 10/10/17	United States	104,175,133		34,942,111

22 Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization (continued)
[j,m] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A,
4.934%, 10/01/20	United States	40,665,000		$13,927,762
[j,k,m] Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	6,473,550		2,266
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $236,077,387)				140,020,759

		Shares
Companies in Liquidation 0.4%
[a] Adelphia Recovery Trust	United States	49,534,842		104,023
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	5,918,407		59,184
[a,b,c] CB FIM Coinvestors LLC	United States	1,439,821		—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	16,323,000		—
[a] EME Reorganization Trust	United States	368,387,370		1,584,066
[a,b] FIM Coinvestor Holdings I, LLC	United States	17,934,688		—
[a,e,f] KGen Power Liquidating Trust, Contingent Distribution	United States	5,519,104		2,502,814
[a,n] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	459,471,220		14,358,476
[a,e,f] NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000		—
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	1,517,306		—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	12,892,000		—
Total Companies in Liquidation (Cost $33,244,297)				18,608,563

		Principal
		Amount*
Municipal Bonds (Cost $55,121,799) 1.0%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	74,239,000		49,647,331

		Notional
	Counterparty	Amount*
Options Purchased 0.0%†
Puts - Over-the-Counter
Currency Options 0.0%†
CNY/USD, August Strike Price 7.387 CNY, Expires 8/03/16	FBCO	66,555,903	CNY	27
CNY/USD, August Strike Price 7.398 CNY, Expires 8/03/16	HSBC	97,796,108	CNY	26
CNY/USD, August Strike Price 7.43 CNY, Expires 8/03/16	FBCO	33,473,926	CNY	5
CNY/USD, August Strike Price 7.44 CNY, Expires 8/03/16	HSBC	53,630,370	CNY	7
CNY/USD, August Strike Price 7.51 CNY, Expires 8/03/16	FBCO	169,170,590	CNY	23
Total Options Purchased (Cost $641,592)				88
Total Investments before Short Term Investments
(Cost $4,299,793,914)				4,258,454,577
		Principal
	Country	Amount *

Short Term Investments 13.9%
U.S. Government and Agency Securities 13.9%
FHLB, 7/01/16	United States	25,000,000		25,000,000
[o] U.S. Treasury Bill,
9/01/16	United States	80,000,000		79,967,520
9/08/16	United States	80,000,000		79,970,080
11/17/16	United States	76,000,000		75,927,648

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Semiannual Report 23

FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value
Short Term Investments (continued)
U.S. Government and Agency Securities (continued)
[o] U.S. Treasury Bill (continued),
11/25/16	United States	60,000,000	$59,937,720
7/07/16 - 12/08/16	United States	371,600,000	371,346,378
Total U.S. Government and Agency Securities
(Cost $691,835,485)			692,149,346
Total Investments (Cost $4,991,629,399) 98.8%			4,950,603,923
Other Assets, less Liabilities 1.2%			62,305,224
Net Assets 100.0%			$5,012,909,147

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
dSee Note 11 regarding holdings of 5% voting securities.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2016, the aggregate value of these securities was $2,731,207, repre-
senting 0.1% of net assets.
gVariable rate security. The rate shown represents the yield at period end.
hSee Note 1(h) regarding senior floating rate interests.
iThe coupon rate shown represents the rate at period end.
jSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $398,560,496, representing 8.0% of net assets.
kIncome may be received in additional securities and/or cash.
lSecurity purchased on a delayed delivery basis. See Note 1(c).
mSee Note 8 regarding credit risk and defaulted securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.

24 Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts
			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short	814	$113,018,813	9/19/16	$3,184,089	$—
GBP/USD		Short	1,611	133,390,800	9/19/16	12,687,496	—
Total Futures Contracts						$15,871,585	$—
Net unrealized appreciation (depreciation)						$15,871,585

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Sell	258,926	$282,569	7/06/16	$—	$(4,889)
Euro	FBCO	Sell	303,622	341,664	7/06/16	4,583	—
Euro	HSBC	Sell	258,891	282,525	7/06/16	—	(4,895)
British Pound	BANT	Buy	6,910,303	9,823,935	7/21/16	—	(608,032)
British Pound	BANT	Sell	4,057,517	5,764,567	7/21/16	353,273	—
British Pound	FBCO	Sell	974,313	1,391,621	7/21/16	92,232	—
British Pound	HSBC	Sell	3,269,730	4,636,117	7/21/16	275,453	—
British Pound	SSBT	Buy	770,298	1,083,817	7/21/16	—	(56,512)
Euro	BANT	Sell	373,018	420,840	7/21/16	6,750	(266)
Euro	HSBC	Sell	894,543	1,005,036	7/21/16	11,690	(332)
Euro	SSBT	Sell	1,819,774	2,037,231	7/21/16	15,788	—
South Korean Won	BANT	Buy	2,006,337,782	1,733,608	8/12/16	12,474	(6,514)
South Korean Won	BANT	Sell	1,540,201,985	1,312,881	8/12/16	1,657	(24,187)
South Korean Won	FBCO	Buy	23,591,796,315	19,104,053	8/12/16	1,350,892	—
South Korean Won	FBCO	Sell	23,672,952,417	19,550,858	8/12/16	—	(974,453)
South Korean Won	HSBC	Buy	29,411,082,996	24,592,669	8/12/16	911,152	(3,343)
South Korean Won	HSBC	Sell	46,149,553,341	38,058,138	8/12/16	1,913	(1,957,116)
British Pound	BANT	Sell	759,690	1,086,948	8/19/16	73,505	—
British Pound	HSBC	Sell	2,740,811	3,929,021	8/19/16	272,720	—
British Pound	SSBT	Sell	7,541,172	10,847,900	10/24/16	779,743	—
Euro	BANT	Sell	2,387,546	2,764,778	11/04/16	101,704	—
Euro	HSBC	Sell	2,387,546	2,765,972	11/04/16	102,898	—
South Korean Won	BANT	Sell	377,985,525	326,328	11/14/16	—	(1,209)
South Korean Won	FBCO	Sell	659,426,974	571,130	11/14/16	—	(285)
South Korean Won	HSBC	Sell	24,165,639,151	21,176,092	11/14/16	246,186	(10,413)
Euro	BANT	Sell	31,121,569	34,995,381	11/18/16	366,044	(103,251)
Euro	BONY	Sell	15,593,724	17,454,566	11/18/16	83,111	(31,601)
Euro	HSBC	Sell	2,848,600	3,208,727	11/18/16	29,638	(33)
Euro	SSBT	Sell	12,398,956	13,748,146	11/18/16	19,397	(108,851)
British Pound	BANT	Sell	14,953,751	20,391,473	11/23/16	422,651	(3,783)
British Pound	BONY	Sell	25,812,576	37,700,508	11/23/16	3,224,584	—
British Pound	FBCO	Sell	198,329	268,215	11/23/16	3,322	—
British Pound	HSBC	Sell	21,216,454	30,625,358	11/23/16	2,295,394	(7,262)
British Pound	SSBT	Sell	22,514,119	30,013,719	11/23/16	182,241	(238,943)
Total Forward Exchange Contracts						$11,240,995	$(4,146,170)
Net unrealized appreciation (depreciation)						$7,094,825

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 44.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 25

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,386,628,305
Cost - Non-controlled affiliates (Note 11)	605,001,094
Total cost of investments	$4,991,629,399
Value - Unaffiliated issuers	$4,377,004,448
Value - Non-controlled affiliates (Note 11)	573,599,475
Total value of investments	4,950,603,923
Cash	14,302,130
Restricted Cash (Note 1e)	650,000
Foreign currency, at value (cost $4,033,722)	4,005,263
Receivables:
Investment securities sold	23,072,850
Capital shares sold	2,269,608
Dividends and interest	35,649,768
European Union tax reclaims	711,736
Due from brokers	9,124,342
Variation margin	2,162,988
Unrealized appreciation on OTC forward exchange contracts	11,240,995
Other assets	2,440
Total assets	5,053,796,043
Liabilities:
Payables:
Investment securities purchased	25,946,897
Capital shares redeemed	4,739,276
Management fees	2,756,165
Distribution fees	1,062,568
Transfer agent fees	622,453
Trustees’ fees and expenses	257,738
Due to brokers	1,020,000
Unrealized depreciation on OTC forward exchange contracts	4,146,170
Accrued expenses and other liabilities	335,629
Total liabilities	40,886,896
Net assets, at value	$5,012,909,147
Net assets consist of:
Paid-in capital	$5,098,521,609
Undistributed net investment income	131,683,929
Net unrealized appreciation (depreciation)	(18,600,546)
Accumulated net realized gain (loss)	(198,695,845)
Net assets, at value	$5,012,909,147

26 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND

FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$3,434,726,692
Shares outstanding	224,077,273
Net asset value and maximum offering price per share	$15.33
Class A:
Net assets, at value	$1,198,578,067
Shares outstanding	79,243,947
Net asset value per share[a]	$15.13
Maximum offering price per share (net asset value per share ÷ 94.25%)	$16.05
Class C:
Net assets, at value	$334,256,578
Shares outstanding	22,522,619
Net asset value and maximum offering price per share[a]	$14.84
Class R:
Net assets, at value	$867,204
Shares outstanding	58,045
Net asset value and maximum offering price per share	$14.94
Class R6:
Net assets, at value	$44,480,606
Shares outstanding	2,903,410
Net asset value and maximum offering price per share	$15.32

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers	$75,946,515
Non-controlled affiliates (Note 11)	2,931,570
Interest:
Unaffiliated issuers	91,217,678
Non-controlled affiliates (Note 11)	14,958,622
Income from securities loaned (net of fees and rebates)	67,817
Total investment income	185,122,202
Expenses:
Management fees (Note 3a)	16,334,783
Distribution fees: (Note 3c)
Class A	1,451,117
Class C	1,631,255
Class R	2,251
Transfer agent fees: (Note 3e)
Class Z	1,493,918
Class A	525,101
Class C	147,245
Class R	406
Class R6	117
Custodian fees (Note 4)	99,715
Reports to shareholders	143,934
Registration and filing fees	82,624
Professional fees	154,707
Trustees’ fees and expenses	86,844
Dividends and/or interest on securities sold short	96,648
Other	61,022
Total expenses	22,311,687
Expense reductions (Note 4)	(5,651)
Expenses waived/paid by affiliates (Note 3f)	(2,693)
Net expenses	22,303,343
Net investment income	162,818,859
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(27,728)
Non-controlled affiliates (Note 11)	(4,461,623)
Written options	836,162
Foreign currency transactions	27,023,142
Futures contracts	901,761
Securities sold short	(291,919)
Net realized gain (loss)	23,979,795
Net change in unrealized appreciation (depreciation) on:
Investments	79,263,910
Translation of other assets and liabilities denominated in foreign currencies	(8,774,388)
Written options	(27,458)
Futures contracts	11,943,239
Net change in unrealized appreciation (depreciation)	82,405,303
Net realized and unrealized gain (loss)	106,385,098
Net increase (decrease) in net assets resulting from operations	$269,203,957

28 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL QUEST FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$162,818,859	$184,227,613
Net realized gain (loss)	23,979,795	10,961,303
Net change in unrealized appreciation (depreciation)	82,405,303	(514,843,848)
Net increase (decrease) in net assets resulting from operations	269,203,957	(319,654,932)
Distributions to shareholders from:
Net investment income:
Class Z	—	(163,207,971)
Class A	—	(51,862,885)
Class C	—	(12,107,464)
Class R	—	(37,204)
Class R6	—	(1,902,104)
Net realized gains:
Class Z	—	(36,346,618)
Class A	—	(12,624,545)
Class C	—	(3,609,519)
Class R	—	(8,573)
Class R6	—	(400,346)
Total distributions to shareholders	—	(282,107,229)
Capital share transactions: (Note 2)
Class Z	(326,614,534)	(123,816,554)
Class A	(70,735,015)	(48,647,999)
Class C	(20,928,533)	(20,106,509)
Class R	(82,676)	330,459
Class R6	582,549	1,720,060
Total capital share transactions	(417,778,209)	(190,520,543)
Net increase (decrease) in net assets	(148,574,252)	(792,282,704)
Net assets:
Beginning of period	5,161,483,399	5,953,766,103
End of period	$5,012,909,147	$5,161,483,399
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$131,683,929	$(31,134,930)

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 29

FRANKLIN MUTUAL QUEST FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Quest Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such

30 Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market

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Semiannual Report 31

FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $5,897,536 in United Kingdom Treasury Bonds and U.S. Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage exposure to equity price and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

32 Semiannual Report

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FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2016, the Fund had no securities sold short.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European

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Semiannual Report 33

FRANKLIN MUTUAL QUEST FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

i. Income and Deferred Taxes (continued)

Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income, and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	7,562,116	$109,654,971	12,954,163	$207,655,082
Shares issued on reorganization	—	—	1,132,300	17,641,382
Shares issued in reinvestment of distributions	—	—	13,178,701	190,234,563
Shares redeemed	(30,780,055)	(436,269,505)	(33,954,727)	(539,347,581)
Net increase (decrease)	(23,217,939)	$(326,614,534)	(6,689,563)	$(123,816,554)

Class A Shares:
Shares sold	4,584,943	$65,794,908	12,578,900	$198,023,725
Shares issued on reorganization	—	—	1,141,127	17,539,264
Shares issued in reinvestment of distributions	—	—	4,438,917	63,336,516
Shares redeemed	(9,544,403)	(136,529,923)	(20,988,500)	(327,547,504)
Net increase (decrease)	(4,959,460)	$(70,735,015)	(2,829,556)	$(48,647,999)
Class C Shares:
Shares sold	831,984	$11,730,616	2,190,012	$33,809,518
Shares issued on reorganization	—	—	448,682	6,761,645
Shares issued in reinvestment of distributions	—	—	1,074,843	15,125,085
Shares redeemed	(2,318,236)	(32,659,149)	(4,927,958)	(75,802,757)
Net increase (decrease)	(1,486,252)	$(20,928,533)	(1,214,421)	$(20,106,509)
Class R Shares:
Shares sold	8,222	$115,499	25,822	$411,526
Shares issued in reinvestment of distributions	—	—	3,246	45,776
Shares redeemed	(13,703)	(198,175)	(8,054)	(126,843)
Net increase (decrease)	(5,481)	$(82,676)	21,014	$330,459
Class R6 Shares:
Shares sold	238,153	$3,473,677	601,340	$9,629,497
Shares issued in reinvestment of distributions	—	—	159,785	2,302,450
Shares redeemed	(199,773)	(2,891,128)	(634,102)	(10,211,887)
Net increase (decrease)	38,380	$582,549	127,023	$1,720,060

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $7 billion
0.625%	Over $7 billion, up to and including $10 billion
0.615%	In excess of $10 billion

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.675% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$145,605
CDSC retained	$10,985

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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For the period ended June 30, 2016, the Fund paid transfer agent fees of $2,166,787 of which $1,113,918 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number							% of Affiliated
	of Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	4,116,000	(4,116,000)	—	$—	$—	$—	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2016.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$258,191
[b]Increase in projected benefit obligation	$8,184
Benefit payments made to retired trustees	$(2,481)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2015, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$44,141,197
2017	73,758,943
2018	18,751,585
Capital loss carryforwards not subject to expiration:
Short term	5,699,192
Long term	53,864,143
Total capital loss carryforwards	$196,215,060	[a]

aIncludes $140,892,142 from the merged Franklin Mutual Recovery Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$5,032,416,934
Unrealized appreciation	$472,047,283
Unrealized depreciation	(553,860,294)
Net unrealized appreciation (depreciation)	$(81,813,011)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $1,132,051,597 and $1,685,183,713 respectively.

Transactions in options written during the period ended June 30, 2016, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2015	1,000	$29,458
Options written	7,500	2,249,666
Options expired	(1,000)	(29,458)
Options exercised	—	—
Options closed	(7,500)	(2,249,666)
Options outstanding at June 30, 2016	—	$—

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

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8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $140,020,759, representing 2.8% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/
Units/		Acquisition
Warrants	Issuer	Dates	Cost	Value
9,272	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	$9,272	$—
1,439,821	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
870,767	[a]Eagle Bulk Shipping Inc	3/30/16	—	343,648
17,934,688	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,548,299	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,692,334	41,953
19,924,658	International Automotive Components Group North America LLC	1/02/06 - 3/18/13	16,305,945	8,790,082
1,110,000	[b]Lee Enterprises Inc., wts., 12/31/22	3/31/14	1,490,026	815,194
224,279	[c]Sorenson Communications Inc., Membership Interests	4/30/14	—	102,753,377
14,690	Warrior Met Coal LLC, A	9/19/14 - 12/04/14	19,293,267	1,480,993
34,356	Warrior Met Coal LLC, B	3/31/16 - 6/23/16	2,748,507	3,463,648
	Total Restricted Securities (Value is 2.3% of Net Assets)		$41,539,351	$117,688,895

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $6,973,103 as of June 30, 2016.
bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $178,544,741 as of June 30, 2016.
cThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $280,704,853 as of June 30, 2016.

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10. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not
Accounted for as Hedging	Statement of Assets and			Statement of Assets and
Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at	$88	[a]
	value
	Variation margin	15,871,585	[b]
	Unrealized appreciation on	11,240,995		Unrealized depreciation on	$4,146,170
	OTC forward exchange			OTC forward exchange
	contracts			contracts
Totals		$27,112,668			$4,146,170

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.
bThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts				Investments	$(641,504)[a]
	Foreign currency transactions	$24,402,412	[b]	Translation of other assets and	(8,426,413)[b]
				liabilities denominated in
				foreign currencies
	Futures contracts	901,761		Futures contracts	11,943,239
Equity contracts	Investments	162,463	[a]
	Written options	836,162		Written options	(27,458)
Totals		$26,302,798			$2,847,864

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 0.6% of average month end net assets. The average month end number of open derivative contracts for the period was 105.

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

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11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

	Number of			Number of
	Shares/Warrants/			Shares/Warrants/
	Principal Amount			Principal Amount	Value at
	Held at Beginning	Gross	Gross	Held at End of	End of	Investment	Realized
Name of Issuer	of Period	Additions	Reductions	of Period	Period	Income	Gain(loss)
Non-Controlled Affiliates
Advanced Emissions Solutions
Inc	1,724,209	—	—	1,724,209	$12,371,200	$—	$—
Advanced Emissions Solutions
Inc., Term Loan, 15.00%,
7/08/16	12,366,667	—	(3,500,000)	8,866,667	8,750,868	287,408	60,835
Eastman Kodak Co	3,728,145	—	(150,447)	3,577,698	57,529,384	—	(2,083,009)
Eastman Kodak Co., Second
Lien Term Loan, 10.75%,
9/03/20	51,000,000	41,085,701	—	92,085,701	85,179,273	3,189,498	—
Eastman Kodak Co., Term
Loan, 7.25%, 9/03/19	52,047,405	4,143,750	(17,698,416)	38,492,739	37,530,420	921,909	(2,458,262)
Eastman Kodak Co., wts.,
9/03/18	48,582	—	—	48,582	200,643	—	—
Eastman Kodak Co., wts.,
9/03/18	48,582	—	—	48,582	170,523	—	—
Lee Enterprises Inc./IA	4,824,268	—	—	4,824,268	9,214,352	—	—
Lee Enterprises Inc., Second
Lien Term Loan, 12.00%,
12/15/22	25,448,045	42,902,864	(230,585)	68,120,324	71,270,889	2,232,430	10,512
Lee Enterprises Inc., senior
secured note, first lien, 144A,
9.50%, 3/15/22	99,050,000	—	—	99,050,000	98,059,500	4,678,737	—
Lee Enterprises Inc., wts.,
12/31/22	1,110,000	—	—	1,110,000	815,194	—	—
New Media Investment Group
Inc	4,441,772	—	—	4,441,772	80,262,820	2,931,570	—
New Media Holdings II LLC,
Fourth Amendment
Replacement Term Loan,
7.25%, 6/04/20	113,279,762	—	(572,125)	112,707,637	112,244,409	3,648,640	8,301
Total Affiliated Securities (Value is 11.4% of Net Assets)					$573,599,475	$17,890,192	$(4,461,623)

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

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13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$8,832,035		$8,832,035
Communications Equipment	—	—	102,753,377		102,753,377
Energy Equipment & Services	—	—	228,393		228,393
Marine	—	—	343,648		343,648
Media	170,403,502	—	815,194		171,218,696
Oil, Gas & Consumable Fuels	267,539,387	—	4,944,641		272,484,028
All Other Equity Investments[b]	1,943,934,608	—	— [c]		1,943,934,608
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	1,550,383,051	—		1,550,383,051
Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization	—	140,020,759	— [c]		140,020,759
Companies in Liquidation	1,688,089	14,417,660	2,502,814	[c]	18,608,563
Municipal Bonds	—	49,647,331	—		49,647,331
Options Purchased	—	88	—		88
Short Term Investments	667,149,346	25,000,000	—		692,149,346
Total Investments in Securities	$3,050,714,932	$1,779,468,889	$120,420,102		$4,950,603,923
Other Financial Instruments
Futures Contracts	$15,871,585	$—	$—		$15,871,585
Forward Exchange Contracts	—	11,240,995	—		11,240,995
Total Other Financial Instruments	$15,871,585	$11,240,995	$—		$27,112,580

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$4,146,170	$—		$4,146,170

[a]Includes common, convertible preferred and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2016.

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A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At June 30, 2016, the reconciliation of assets is as follows:

													Net Change in
													Unrealized
													Appreciation
								Net	Net				(Depreciation)
	Balance at				Transfers	Transfers		Realized	Unrealized		Balance		on Assets
	Beginning of				Into	Out of	Cost Basis	Gain	Appreciation		at End		Held at Period
	Period		Purchases	Sales	Level 3[a]	Level 3[b]	Adjustments	(Loss)	( (Depreciation)		of Period		End

Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$10,782,830		$—	$—	$—	$—	$—	$—	$(1,950,795	) $	8,832,035		$(1,950,795)
Communications
Equipment	47,098,569		—	—	—	—	—	—	55,654,808		102,753,377		55,654,808
Energy Equipment &
Services	548,142		—	—	—	—	—	—	(319,749)		228,393		(319,749)
Marine	—		—	—	282,129	—	—	—	61,519		343,648		61,519
Media	—		—	—	815,194	—	—	—	—		815,194		—
Oil, Gas &
Consumable
Fuels	—		2,748,507	—	1,763,897	—	—	—	432,237		4,944,641		432,237
Corporate Bonds,
Notes and Senior
Floating Rate
Interests in
Reorganization	16,582	[d]	—	—	—	(2,266)	—	—	(14,316)		—[d]		—
Companies in
Liquidation	2,154,962	[d]	—	—	—	—	—	—	347,852		2,502,814	[d]	347,852
Total Investments in
Securities	$60,601,085		$2,748,507	$—	$2,861,220	$(2,266)	$—	$—	$54,211,556		$120,420,102		$54,225,872

aThe investments were transferred into Level 3 as a result of their value being determined using a significant unobservable input. May include amounts related to a corporate action.
bThe investments were transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cIncludes common and preferred stocks as well as other equity investments.
dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2016, are as follows:

						Impact to
						Fair Value
	Fair Value at End					if Input
Description	of Period	Valuation Technique	Unobservable Inputs	Amount		Increases[a]

Assets:
Investments in Securities:
Equity Investments:
Auto Components	$8,790,082	Market comparables	Discount for lack of marketability	10%		Decrease[b]
			EV / EBITDA multiple	3.2	x	Increase[b]
All Other Investments[c]	111,630,020
Total	$120,420,102

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input.
A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cIncludes financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are unobservable.
May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

Abbreviations List

EBITDA - Earnings before interest, taxes, depreciation and amortization
EV - Enterprise value

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CNY	Chinese Yuan	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	EUR	Euro	FHLB	Federal Home Loan Bank
FBCO	Credit Suisse International	GBP	British Pound	GO	General Obligation
HSBC	HSBC Bank PLC	USD	United States Dollar	PIK	Payment-In-Kind
SSBT	State Street Bank and Trust Co., N.A.

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Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst,, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional global multi-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods also in the second-best performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the best performing quintile. The Board was satisfied with such comparative performance.

The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The trustees concluded that the Fund had continued to perform well in comparison to its various benchmarks and in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the second-least expensive quintile of its Lipper expense group and its total expenses were in the least expensive quintile of such group. The Board was satisfied with such comparative fees and expenses.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed

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below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Wash-ington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Contents
Semiannual Report
Franklin Mutual Shares Fund	3
Performance Summary	9
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	27
Notes to Financial Statements	31
Shareholder Information	44

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Mutual Shares Fund

We are pleased to bring you Franklin Mutual Shares Fund’s semiannual report for the period ended June 30, 2016.

Your Fund’s Goals and Main Investments

The Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. Its strategy is focused mainly on what the investment manager believes are undervalued mid- and large cap equity securities, which may include foreign securities and, to a lesser extent, the securities of distressed companies and merger arbitrage securities. The Fund may invest up to 35% of its assets in foreign securities.

Performance Overview

The Fund’s Class Z shares delivered a +4.23% cumulative total return for the six months ended June 30, 2016. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, posted a +3.84% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review. An improvement in commodity prices including a rally in crude oil prices, accommodative monetary policy from various global central banks, finalization of the new debt deal for Greece and encouraging Chinese trade data toward period-end boosted market sentiment. However, global equity market volatility increased after the U.S. Federal Reserve’s (Fed’s) June decision to keep its federal funds target range unchanged, while providing a cautious stance on further interest rate hikes. In addition, global economic concerns and the U.K.’s historic referendum to leave the European Union (EU), also known as the “Brexit,” contributed to volatile global stock markets.

Oil prices fell at the beginning of the review period, largely due to a strong global supply, but recovered in the period’s second half amid oilfield outages and continued demand growth. Meanwhile, commodity prices increased for most of the review period as oversupply for a host of commodities shrank and the market appeared to be on the path of rebalancing after hitting a glut-induced bottom earlier in the year. Gold prices continued to rise following the Brexit referendum as some investors turned to safe haven investing. The U.S. dollar generally depreciated against most currencies during the period, which increased returns of many foreign assets in U.S. dollar terms. In

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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this environment, global developed market stocks overall, as measured by the MSCI World Index, rose slightly during the period.

The U.S. economy grew moderately, as measured by gross domestic product (GDP) in 2016’s first and second quarters, driven by consumer spending and exports. A decline in private inventory investment and non-residential fixed investment contributed to the moderation. The Fed maintained its target interest rate during the review period after raising it for the first time in nine years at its December 2015 meeting. The Fed kept its target rate unchanged in its June meeting mainly due to a substantial slowdown in job additions toward period-end. The Fed expects economic conditions to evolve in a manner that could warrant only gradual increases in the federal funds rate.

In Europe, slower U.K. economic growth continued in 2016’s first quarter as output slowed in construction, production and agriculture. Immediate effects of the Brexit materialized as U.K. stocks significantly declined and the pound sterling hit a three-decade low amid intensified selling. Credit rating agencies Standard & Poor’s and Fitch also downgraded the U.K.’s credit rating. In the eurozone, despite investors’ concerns about banking sector weakness, low corporate earnings and post-Brexit political repercussions, some regions benefited due to rising consumer spending resulting from a cheaper euro, low inflation and signs of sustained economic growth. The euro-zone’s annual inflation rate remained in negative territory for most of the review period; however, it rose marginally above zero in June.

Japan’s economy posted mixed results, contracting in 2015’s fourth quarter stemming from declining private and household consumption. However, the economy expanded during 2016’s first quarter as private consumption increased and business investment decreased less than anticipated. The Bank of Japan (BOJ) took several actions during the review period. In January, to boost lending and support inflation, the BOJ introduced a negative interest rate on excess reserves held at the central bank by financial institutions. In April, the BOJ further reduced its GDP and inflation forecasts for fiscal year 2016, and decided against additional quantitative easing measures. However, after the U.K.’s vote in June to leave the EU, the BOJ hinted at carrying out flexible open market operations to stabilize its financial markets.

In emerging markets, economic growth generally moderated during the review period. Brazil’s economy witnessed its longest recession since the 1930s amid political and economic turmoil, while Russia’s economy continued to contract. The Bank of Russia reduced its key interest rate in an attempt to revive its economy. China’s economic growth slowed marginally in 2016’s first quarter compared to the previous quarter, but remained largely in line with the government’s target. The People’s Bank of China cut its cash reserve requirement ratio for the country’s banks and effectively devalued the renminbi against the U.S. dollar to the lowest level in more than five years. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose for the six-month period under review.

Investment Strategy

At Franklin Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and avoid rumored deals or other situations we consider relatively risky.

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In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

What is meant by “hedge”?

To hedge an investment is to take a position intended to offset potential losses/gains that may be incurred by a companion financial instrument.

Top 10 Sectors/Industries
Based on Equity Securities as of 6/30/16
% of Total
Net Assets
Insurance	10.6%
Banks	8.9%
Pharmaceuticals	7.9%
Oil, Gas & Consumable Fuels	6.6%
Media	6.3%
Tobacco	6.2%
Software	6.2%
Health Care Equipment & Supplies	5.4%
Food & Staples Retailing	3.8%
Technology Hardware, Storage & Peripherals	3.4%

Manager’s Discussion

Economic and political uncertainty influenced markets during the six months under review. The year 2016 began with severe economic uncertainty. Brent oil prices plunged below US$30 per barrel as fears of a global recession spread. Global equity markets dropped from the start of the year, continuing a downward move from mid-2015 highs, before bottoming in mid-February. Commodity and equity prices rose over the following four months, before a late June surprise: the result of the Brexit vote, signaling the beginning of the end of the U.K.’s 43-year membership in the EU. Uncertainty about the future status of the U.K. as well as implications for the EU and the global economy weighed on markets at the end of the period.

Equity prices are typically forward looking, reflecting investors’ beliefs about how various factors and events will play out in the future. Global equity prices at period-end were down from mid-2015 highs, reflecting increased uncertainty among investors regarding the consequences of Brexit in addition to long-standing concerns about China, commodity prices, interest rates and geopolitical events.

Following the momentous decision by U.K. voters on June 23 to leave the EU, we believe it is probable that the U.K. will face a heightened risk of an economic slowdown, as businesses will likely put investment decisions on hold while waiting for greater clarity. The negative impact on the rest of the EU will likely be less severe, although economic growth in the region was already running at a modest pace before the vote, and we do not believe the region will be immune. Among the region’s equity markets, we believe that financial and domestically oriented cyclical stocks were being perceived by some investors as more vulnerable. Those stocks that were viewed as defensive, as well as stocks with what we consider attractive dividend yields, will likely remain in favor among many investors, in our view, causing them to trade at even higher valuation multiples. Within the U.K., large multinational companies that generate most of their earnings abroad should benefit from the precipitous fall of the British pound that followed the Brexit vote. In this respect, the Fund’s exposure to U.K. equities was predominantly through a number of these global companies. Also, the Fund has only a modest exposure to European financials, particularly in banks.

Although the Brexit vote is clearly a negative surprise, we do not believe it will usher in a new global financial crisis similar to the one experienced eight years ago. While markets reacted brutally to the U.K.’s decision to leave the EU, we have not seen any systemic shock like the one that followed the fall of Lehman Brothers in 2008. We also believe that, eventually, the U.K. and the EU will come to an acceptable agreement concerning trade relations.

Three of the Fund’s larger positions at period-end were in health care.2 Merck, Medtronic and Switzerland-based Novartis are global companies that meet important customer needs with products protected by intellectual property. This focus on innovation that improves the lives of customers gives us confidence in the sustainability of their businesses. In addition, we feel that each has strong financial characteristics, including the ability to invest in research and development and acquisitions, while also providing material returns to shareholders, and trading at valuations that are attractive from our perspective as value investors.

The Fund also featured three information technology (IT) firms among its larger positions: Microsoft, Symantec and Samsung Electronics.3 Microsoft features a strong global business based on innovation and meeting customer needs, including its fast-growing cloud business, while also returning excess capital to shareholders through dividends and share buybacks. Symantec also competes through innovation in providing security software to individuals and enterprises. Following a restructuring of its activities, the company is now focused on the fast-growing

2. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

3. The IT sector comprises communications equipment; Internet software and services; software; IT services; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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market for web-related security, while also returning capital to shareholders. South Korea-based Samsung Electronics, another meaningful position of the Fund in this sector, competes in more capital intensive commodity markets such as memory semiconductors and smartphones. In these areas, we believe that Samsung has advantages of scale and expertise relative to many of its competitors. In our view, these firms, like the health care firms mentioned previously, share these positive attributes as well as valuations that we, as value investors, find compelling.

Merger and acquisition (M&A) activity continued to be strong in the first half of 2016, helping to support valuations. Although deal volumes remained near historical highs, regulators globally continued to be more aggressive in their scrutiny of potentially negative effects of high industry concentration. We were disappointed to see regulators successfully sue to block the merger of Office Depot and Staples. Less surprising was the collapse of Halli-burton’s attempt to acquire Baker Hughes (a Fund holding) on antitrust grounds, or the largest failure, Pfizer’s withdrawn attempt to acquire Allergan in the face of the U.S. Treasury Department’s new rules on tax inversions. We continue to be active in this space and work to ensure the potential rewards are big enough to outweigh the clear risks that exist in the current environment.

Credit spreads widened dramatically across industries and countries early in the period and subsequently narrowed. This was particularly apparent in subinvestment-grade credit, which created additional challenges for sectors, including energy, metals and mining that were already experiencing distress. The precipitous decline in commodity prices globally over the past two years resulted in heightened bankruptcy activity. Dislocations in debt capital markets created some unique opportunities, in our view, especially in stressed and event-driven credit situations where we feel that the yield reached attractive levels and that cheap enterprise valuation protected the downside. By the end of the period, credit spreads had tightened materially from their intra-period highs. Although the current environment seems less attractive to us than a few months ago, volatility remained at heightened levels. In our experience, we believe that patience will be rewarded and the increase in global risk premiums will result in more opportunities.

Turning to Fund performance, top contributors included British American Tobacco, medical technology company Stryker and White Mountains Insurance Group.

Shares of U.K.-based British American Tobacco rose as many equity market investors showed a preference for defensive stocks (perceived to be less sensitive to economic conditions and/or having an attractive dividend yield, such as consumer staples) amid tepid global economic conditions, the low interest-rate environment and the late June U.K. referendum result in favor of leaving the EU. In our view, British American Tobacco remains an attractive position given the current management team, its portfolio of brands and track record of returning capital to shareholders.

U.S.-based medical technology company Stryker announced solid quarterly results in January and May that reflected strong organic growth, market share gains in many of its business segments and operating margin leverage that drove earnings growth. Along with the earnings results in May, Stryker raised its sales and earnings guidance for 2016. Beyond earnings, Stryker announced two strategic acquisitions in February. In our view, the deals were priced at full valuation but involved good-quality assets that offer Stryker the potential to enhance the value of existing assets and drive further value for Stryker shareholders.

White Mountains Insurance Group is a U.S.-based company that invests capital primarily in companies associated with the insurance and reinsurance industry. The insurer’s stock price rallied in February due in part to solid quarterly results and the authorization of a significant stock buyback program near the end of February.

During the period under review, Fund investments that detracted from performance included pharmaceutical services provider Teva Pharmaceutical Industries, global insurer American International Group (AIG) and bank holding company Barclays.

Shares of Israel-based Teva Pharmaceutical Industries followed the broad-based retreat in global financial markets in January and early February. The stock slid further in March after the company announced a delay in the closing of its acquisition of Allergan’s generics unit. Teva has been working to obtain approval from the U.S. Federal Trade Commission, including multiple asset sales agreements in June, in an effort to close the deal in July 2016. In our view, a delay of three to four months will postpone the potential realization of synergies but not have a meaningful impact on the expected medium-term value of the deal. Heightened concerns around generic price deflation were also a significant drag on the stock price despite Teva’s management stating that the company did not experience the sharp price declines affecting some competitors.

Shares of U.S.-based insurer AIG declined as investors were frustrated by the January announcement of a US$3.6 billion reserve shortfall and uncertainty regarding the company’s ability to hit its financial targets. Management is under pressure from activist investors, most notably Carl Icahn, to show rapid improvement or spin off non-core assets to simplify the company. The stock also participated in the global equity market

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FRANKLIN MUTUAL SHARES FUND

Top 10 Equity Holdings
6/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Medtronic PLC	3.3%
Health Care Equipment & Supplies, U.S.
Microsoft Corp.	3.3%
Software, U.S.
Merck & Co. Inc.	3.2%
Pharmaceuticals, U.S.
White Mountains Insurance Group Ltd.	2.6%
Insurance, U.S.
Eli Lilly & Co.	2.1%
Pharmaceuticals, U.S.
Royal Dutch Shell PLC	1.9%
Oil, Gas & Consumable Fuels, U.K.
British American Tobacco PLC	1.9%
Tobacco, U.K.
PNC Financial Services Group Inc.	1.9%
Banks, U.S.
American International Group Inc.	1.8%
Insurance, U.S.
Symantec Corp.	1.7%
Software, U.S.

sell-off in late June as investors reacted negatively to the U.K. referendum result in favor of leaving the EU.

Shares of U.K.-based bank Barclays dropped sharply in late June after the U.K. Brexit vote. Investors feared the decision could lead to an increase in bad loans and reduced investment banking revenues if the U.K. economy slips into recession. Barclays’ stock had already significantly declined in January and early February as Europe’s financial sector was hindered by the detrimental effects of low interest rates, ongoing concerns about the health of the global economy, and challenging conditions in capital markets. In addition, the bank’s share price was negatively impacted by a disappointing strategic update in early March that included limited downsizing of the investment banking unit and a dividend cut to fund an accelerated rundown of its non-core activities.

During the period, the Fund held currency forwards and futures to hedge a significant portion of the currency risk of the portfolio’s non-U.S. dollar investments. The currency forwards had a positive impact on the Fund’s performance, while currency futures had a negligible impact.

What is a currency forward?

A currency forward is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a future?

A future is an agreement between the Fund and a counter-party made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your continued participation in Franklin Mutual Shares Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL SHARES FUND

Peter A. Langerman has been portfolio manager for Franklin Mutual Shares Fund since 2005. He has been portfolio manager of Franklin Mutual Global Discovery Fund since 2009. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Franklin Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey’s Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund’s former manager.

F. David Segal has been portfolio manager for Franklin Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife from 1999 to 2002.

Debbie A. Turner has been assistant portfolio manager for Franklin Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund’s former manager.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL SHARES FUND

Performance Summary as of June 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	6/30/16	12/31/15	Change
Z (MUTHX)	$27.10	$26.00	+$1.10
A (TESIX)	$26.84	$25.78	+$1.06
C (TEMTX)	$26.49	$25.54	+$0.95
R (TESRX)	$26.68	$25.66	+$1.02
R6 (FMSHX)	$27.11	$25.98	+$1.13

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

Performance as of 6/30/161

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class Z/R/R6: no sales charges; Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only.

			Value of
	Cumulative	Average Annual	$10,000	Total Annual
Share Class	Total Return[2]	Total Return[3]	Investment[4]	Operating Expenses[5]
Z				0.81%
6-Month	+4.23%	+4.23%	$10,423
1-Year	-2.06%	-2.06%	$9,794
5-Year	+48.32%	+8.20%	$14,832
10-Year	+61.64%	+4.92%	$16,164
A				1.06%
6-Month	+4.11%	-1.86%	$9,814
1-Year	-2.32%	-7.95%	$9,205
5-Year	+46.16%	+6.61%	$13,775
10-Year	+56.88%	+3.99%	$14,785
C				1.81%
6-Month	+3.72%	+2.72%	$10,272
1-Year	-3.05%	-3.95%	$9,605
5-Year	+41.07%	+7.12%	$14,107
10-Year	+46.30%	+3.88%	$14,630
R				1.31%
6-Month	+3.98%	+3.98%	$10,398
1-Year	-2.56%	-2.56%	$9,744
5-Year	+44.62%	+7.66%	$14,462
10-Year	+53.80%	+4.40%	$15,380
R6				0.69%
6-Month	+4.35%	+4.35%	$10,435
1-Year	-1.92%	-1.92%	$9,808
3-Year	+23.34%	+7.24%	$12,334
Since Inception (5/1/13)	+25.22%	+7.37%	$12,522

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN MUTUAL SHARES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. The Fund may invest in lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class Z:	Shares are available to certain eligible investors as described in the prospectus.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or Franklin Templeton fund, as applicable, contractually guaranteed through at least the Fund’s current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL SHARES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operat- ing expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN MUTUAL SHARES FUND

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/16	Value 6/30/16	Period* 1/1/16–6/30/16
Z
Actual	$1,000	$1,042.30	$4.06
Hypothetical (5% return before expenses)	$1,000	$1,020.89	$4.02
A
Actual	$1,000	$1,041.10	$5.33
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.27
C
Actual	$1,000	$1,037.20	$9.12
Hypothetical (5% return before expenses)	$1,000	$1,015.91	$9.02
R
Actual	$1,000	$1,039.80	$6.59
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.52
R6
Actual	$1,000	$1,043.50	$3.40
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.37

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (Z: 0.80%; A:
1.05%; C: 1.80%; R: 1.30%; and R6: 0.67%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-
half year period.

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FRANKLIN MUTUAL SHARES FUND

Financial Highlights
	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class Z
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.00	$29.52	$28.34	$22.48	$19.96	$20.80
Income from investment operations[a]:
Net investment income[b]	0.39 [c]	0.54	0.78 [d]	0.47	0.39	0.47 [e]
Net realized and unrealized gains (losses)	0.71	(1.71)	1.38	5.83	2.62	(0.80)
Total from investment operations	1.10	(1.17)	2.16	6.30	3.01	(0.33)
Less distributions from:
Net investment income	—	(0.59)	(0.98)	(0.44)	(0.49)	(0.51)
Net realized gains	—	(1.76)	—	—	—	—
Total distributions	—	(2.35)	(0.98)	(0.44)	(0.49)	(0.51)
Net asset value, end of period	$27.10	$26.00	$29.52	$28.34	$22.48	$19.96

Total return[f]	4.23%	(3.81)%	7.60%	28.10%	15.14%	(1.50)%

Ratios to average net assets[g]
Expenses[h]	0.80%[i,j]	0.81%[i,j]	0.80%[i]	0.79%[i]	0.82%	0.86%
Expenses incurred in connection with securities
sold short	—%[k]	0.02%	0.03%	—%[k]	—%[k]	—%[k]
Net investment income	3.05%[c]	1.82%	2.67%[d]	1.85%	1.82%	2.24%[e]

Supplemental data
Net assets, end of period (000’s)	$7,118,673	$6,770,056	$7,363,765	$7,025,908	$7,575,308	$7,540,502
Portfolio turnover rate	9.91%	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.45%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.66%.
eNet investment income per share includes approximately $0.08 per share related to an adjustment for uncollectible interest in connection with certain Fund holdings. Exclud-
ing this amount, the ratio of net investment income to average net assets would have been 1.87%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

14 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.78	$29.29	$28.12	$22.32	$19.81	$20.64
Income from investment operations[a]:
Net investment income[b]	0.35 [c]	0.45	0.69 [d]	0.40	0.33	0.40 [e]
Net realized and unrealized gains (losses)	0.71	(1.69)	1.37	5.76	2.60	(0.79)
Total from investment operations	1.06	(1.24)	2.06	6.16	2.93	(0.39)
Less distributions from:
Net investment income	—	(0.51)	(0.89)	(0.36)	(0.42)	(0.44)
Net realized gains	—	(1.76)	—	—	—	—
Total distributions	—	(2.27)	(0.89)	(0.36)	(0.42)	(0.44)
Net asset value, end of period	$26.84	$25.78	$29.29	$28.12	$22.32	$19.81

Total return[f]	4.11%	(4.10)%	7.30%	27.74%	14.75%	(1.79)%

Ratios to average net assets[g]
Expenses[h]	1.05%[i,j]	1.09%[i,j]	1.10%[i]	1.09%[i]	1.12%	1.16%
Expenses incurred in connection with securities
sold short	—%[k]	0.02%	0.03%	—%[k]	—%[k]	—%[k]
Net investment income	2.80%[c]	1.54%	2.37%[d]	1.55%	1.52%	1.94%[e]

Supplemental data
Net assets, end of period (000’s)	$4,734,354	$4,819,868	$5,392,130	$5,477,733	$4,633,895	$4,681,967
Portfolio turnover rate	9.91%	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.20%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
eNet investment income per share includes approximately $0.08 per share related to an adjustment for uncollectible interest in connection with certain Fund holdings. Exclud-
ing this amount, the ratio of net investment income to average net assets would have been 1.57%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.54	$29.02	$27.88	$22.13	$19.65	$20.46
Income from investment operations[a]:
Net investment income[b]	0.26 [c]	0.24	0.48 [d]	0.22	0.17	0.25 [e]
Net realized and unrealized gains (losses)	0.69	(1.67)	1.34	5.71	2.57	(0.77)
Total from investment operations	0.95	(1.43)	1.82	5.93	2.74	(0.52)
Less distributions from:
Net investment income	—	(0.29)	(0.68)	(0.18)	(0.26)	(0.29)
Net realized gains	—	(1.76)	—	—	—	—
Total distributions	—	(2.05)	(0.68)	(0.18)	(0.26)	(0.29)
Net asset value, end of period	$26.49	$25.54	$29.02	$27.88	$22.13	$19.65

Total return[f]	3.72%	(4.79)%	6.56%	26.82%	13.97%	(2.44)%

Ratios to average net assets[g]
Expenses[h]	1.80%[i,j]	1.81%[i,j]	1.80%[i]	1.79%[i]	1.82%	1.86%
Expenses incurred in connection with securities
sold short	—%[k]	0.02%	0.03%	—%[k]	—%[k]	—%[k]
Net investment income	2.05%[c]	0.82%	1.67%[d]	0.85%	0.82%	1.24%[e]

Supplemental data
Net assets, end of period (000’s)	$1,074,995	$1,101,302	$1,240,845	$1,236,603	$1,043,695	$1,065,446
Portfolio turnover rate	9.91%	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.45%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.66%.
eNet investment income per share includes approximately $0.08 per share related to an adjustment for uncollectible interest in connection with certain Fund holdings. Exclud-
ing this amount, the ratio of net investment income to average net assets would have been 0.87%.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended		Year Ended December 31,
June 30, 2016
	(unaudited)	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.66	$29.14	$27.98	$22.20	$19.70	$20.52
Income from investment operations[a]:
Net investment income[b]	0.32 [c]	0.38	0.64 [d]	0.34	0.28	0.36 [e]
Net realized and unrealized gains (losses)	0.70	(1.67)	1.34	5.73	2.59	(0.78)
Total from investment operations	1.02	(1.29)	1.98	6.07	2.87	(0.42)
Less distributions from:
Net investment income	—	(0.43)	(0.82)	(0.29)	(0.37)	(0.40)
Net realized gains	—	(1.76)	—	—	—	—
Total distributions	—	(2.19)	(0.82)	(0.29)	(0.37)	(0.40)
Net asset value, end of period	$26.68	$25.66	$29.14	$27.98	$22.20	$19.70

Total return[f]	3.98%	(4.32)%	7.10%	27.47%	14.52%	(1.94)%

Ratios to average net assets[g]
Expenses[h]	1.30%[i,j]	1.31%[i,j]	1.30%[i]	1.29%[i]	1.32%	1.36%
Expenses incurred in connection with securities sold
short	—%[k]	0.02%	0.03%	—%[k]	—%[k]	—%[k]
Net investment income	2.55%[c]	1.32%	2.17%[d]	1.35%	1.32%	1.74%[e]

Supplemental data
Net assets, end of period (000’s)	$127,886	$134,050	$172,938	$192,658	$191,304	$218,757
Portfolio turnover rate	9.91%	19.99%	19.24%	24.29%	21.57%	29.44%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.95%.
dNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.
eNet investment income per share includes approximately $0.08 per share related to an adjustment for uncollectible interest in connection with certain Fund holdings. Exclud-
ing this amount, the ratio of net investment income to average net assets would have been 1.37%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 17

FRANKLIN MUTUAL SHARES FUND
FINANCIAL H IGHLIGHTS

	Six Months Ended	Year Ended December 31,
	June 30, 2016
	(unaudited)	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$25.98	$29.51	$28.33	$24.91
Income from investment operations[b]:
Net investment income[c]	0.41 [d]	0.57	0.82 [e]	0.38
Net realized and unrealized gains (losses)	0.72	(1.71)	1.37	3.51
Total from investment operations	1.13	(1.14)	2.19	3.89
Less distributions from:
Net investment income	—	(0.63)	(1.01)	(0.47)
Net realized gains	—	(1.76)	—	—
Total distributions	—	(2.39)	(1.01)	(0.47)
Net asset value, end of period	$27.11	$25.98	$29.51	$28.33

Total return[f]	4.35%	(3.71)%	7.72%	15.70%

Ratios to average net assets[g]
Expenses[h,i]	0.67%[j]	0.69%[j]	0.69%	0.67%
Expenses incurred in connection with securities sold short	—%[k]	0.02%	0.03%	—%[k]
Net investment income	3.18%[d]	1.94%	2.78%[e]	1.97%

Supplemental data
Net assets, end of period (000’s)	$1,868,137	$1,923,466	$2,249,991	$2,221,889
Portfolio turnover rate	9.91%	19.99%	19.24%	24.29%

aFor the period May 1, 2013 (effective date) to December 31, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.58%.
eNet investment income per share includes approximately $0.29 per share related to income received in the form of a special dividend in connection with certain Fund hold-
ings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.77%.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jBenefit of waiver and payments by affiliates rounds to less than 0.01%.
kRounds to less than 0.01%.

18 Semiannual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND

Statement of Investments, June 30, 2016 (unaudited)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests 86.8%
Aerospace & Defense 1.1%
B/E Aerospace Inc	United States	1,412,070	$65,202,332
Huntington Ingalls Industries Inc	United States	454,152	76,311,161
[a] KLX Inc	United States	706,035	21,887,085
			163,400,578
Auto Components 0.2%
[a,b,c] International Automotive Components Group Brazil LLC	Brazil	7,234,813	119,107
[a,b,c,d] International Automotive Components Group North America LLC	United States	63,079,866	27,828,692
			27,947,799
Automobiles 1.2%
General Motors Co	United States	6,183,080	174,981,164
Banks 8.9%
Barclays PLC	United Kingdom	38,190,870	70,580,257
CIT Group Inc	United States	3,544,866	113,116,674
Citigroup Inc	United States	3,362,406	142,532,390
Citizens Financial Group Inc	United States	6,757,671	135,018,267
Columbia Banking System Inc	United States	854,350	23,973,061
[a] FCB Financial Holdings Inc., A	United States	1,647,570	56,017,380
[c] Guaranty Bancorp	United States	1,146,366	19,144,312
JPMorgan Chase & Co	United States	3,550,940	220,655,412
PNC Financial Services Group Inc	United States	3,438,533	279,862,201
State Bank Financial Corp	United States	1,467,000	29,853,450
SunTrust Banks Inc	United States	2,963,080	121,723,326
Wells Fargo & Co	United States	2,531,930	119,836,247
			1,332,312,977
Beverages 1.2%
PepsiCo Inc	United States	1,640,769	173,823,068
Chemicals 0.3%
[a,e,f] Dow Corning Corp., Contingent Distribution	United States	12,630,547	—
FMC Corp	United States	945,859	43,802,730
			43,802,730
Communications Equipment 2.5%
Cisco Systems Inc	United States	8,126,460	233,148,137
Nokia Corp., ADR	Finland	10,897,776	62,008,346
Nokia OYJ, A	Finland	13,670,039	77,458,469
			372,614,952
Construction Materials 0.5%
[a] LafargeHolcim Ltd., B	Switzerland	1,946,175	80,829,766
Consumer Finance 0.4%
[a] Ally Financial Inc	United States	3,254,500	55,554,315
Containers & Packaging 1.8%
International Paper Co	United States	4,045,267	171,438,416
WestRock Co	United States	2,648,821	102,959,672
			274,398,088
Diversified Financial Services 0.6%
Voya Financial Inc	United States	3,413,030	84,506,623

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Semiannual Report 19

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.7%
[a,e,f] Global Crossing Holdings Ltd., Contingent Distribution	United States	105,649,309	$—
Koninklijke KPN NV	Netherlands	30,410,640	109,870,212
			109,870,212
Electrical Equipment 0.1%
[a] Sensata Technologies Holding NV	United States	290,494	10,135,336
Energy Equipment & Services 1.1%
Baker Hughes Inc	United States	3,663,252	165,322,563
Food & Staples Retailing 3.8%
CVS Health Corp	United States	1,528,221	146,311,878
The Kroger Co	United States	4,624,996	170,153,603
[a] Rite Aid Corp	United States	8,729,840	65,386,502
Walgreens Boots Alliance Inc	United States	2,283,129	190,116,152
			571,968,135
Health Care Equipment & Supplies 5.9%
Medtronic PLC	United States	5,682,814	493,097,771
St. Jude Medical Inc	United States	2,303,440	179,668,320
Stryker Corp	United States	1,767,092	211,750,634
			884,516,725
Health Care Providers & Services 0.4%
Cigna Corp	United States	492,860	63,081,151
Household Products 0.2%
Energizer Holdings Inc	United States	635,933	32,744,190
Independent Power & Renewable Electricity Producers 0.4%
NRG Energy Inc	United States	4,399,652	65,950,783
Insurance 10.6%
[a] Alleghany Corp	United States	377,389	207,405,447
The Allstate Corp	United States	2,106,477	147,351,394
American International Group Inc	United States	5,079,039	268,630,373
Chubb Ltd	United States	1,732,376	226,438,867
MetLife Inc	United States	3,551,930	141,473,372
[c] White Mountains Insurance Group Ltd	United States	458,519	386,072,998
XL Group PLC	Ireland	6,076,710	202,415,210
			1,579,787,661
Internet Software & Services 0.4%
[a] LinkedIn Corp., A	United States	317,378	60,063,786
IT Services 0.8%
Xerox Corp	United States	13,032,713	123,680,446
Machinery 1.9%
Caterpillar Inc	United States	2,219,257	168,241,873
CNH Industrial NV	United Kingdom	4,351,332	31,296,850
CNH Industrial NV, special voting	United Kingdom	5,296,616	38,095,783
[c] Federal Signal Corp	United States	3,360,800	43,287,104
			280,921,610
Marine 0.8%
A.P. Moeller-Maersk AS, B	Denmark	95,664	124,280,679

20 Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Media 6.3%
CBS Corp., B	United States	3,336,259	$181,625,940
[a] Charter Communications Inc., A	United States	865,529	197,894,550
[a] DISH Network Corp., A	United States	2,076,987	108,834,119
Relx PLC	United Kingdom	9,892,030	181,494,852
Time Warner Inc	United States	1,428,918	105,082,630
Twenty-First Century Fox Inc., B	United States	5,787,646	157,713,353
			932,645,444
Metals & Mining 1.0%
Freeport-McMoRan Inc., B	United States	5,933,533	66,099,557
ThyssenKrupp AG	Germany	3,973,743	79,435,914
			145,535,471
Multiline Retail 0.5%
Macy’s Inc	United States	2,389,270	80,303,365
Oil, Gas & Consumable Fuels 6.6%
Anadarko Petroleum Corp	United States	654,473	34,850,687
Apache Corp	United States	1,332,734	74,193,302
BP PLC	United Kingdom	15,851,497	92,609,076
CONSOL Energy Inc	United States	4,672,924	75,187,347
Kinder Morgan Inc	United States	9,361,520	175,247,654
Marathon Oil Corp	United States	11,077,437	166,272,329
Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	6,685,312	183,060,329
Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	3,716,893	101,476,253
[a,b,d] Warrior Met Coal LLC, A	United States	39,407	3,972,872
[a,b,d] Warrior Met Coal LLC, B	United States	92,157	9,290,937
The Williams Cos. Inc	United States	3,008,243	65,068,296
			981,229,082
Personal Products 0.4%
[a] Edgewell Personal Care Co	United States	635,933	53,679,105
Pharmaceuticals 7.9%
Eli Lilly & Co	United States	3,904,091	307,447,166
Merck & Co. Inc	United States	8,275,160	476,731,968
Novartis AG, ADR	Switzerland	3,016,830	248,918,643
Teva Pharmaceutical Industries Ltd., ADR	Israel	3,007,416	151,062,506
			1,184,160,283
Real Estate Investment Trusts (REITs) 0.9%
[c] Alexander’s Inc	United States	326,675	133,685,210
Real Estate Management & Development 0.1%
[a] Forestar Group Inc	United States	886,386	10,539,130
Software 6.2%
CA Inc	United States	5,509,612	180,880,562
Microsoft Corp	United States	9,580,700	490,244,419
Symantec Corp	United States	12,274,551	252,119,277
			923,244,258
Specialty Retail 0.3%
[a] Office Depot Inc	United States	12,286,390	40,667,951

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Semiannual Report 21

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares/Units		Value
Common Stocks and Other Equity Interests (continued)
Technology Hardware, Storage & Peripherals 3.4%
EMC Corp	United States	6,467,600		$175,724,692
Hewlett Packard Enterprise Co	United States	5,001,424		91,376,017
HP Inc	United States	5,001,424		62,767,871
Samsung Electronics Co. Ltd	South Korea	147,228		182,001,058
				511,869,638
Tobacco 6.2%
Altria Group Inc	United States	2,903,030		200,192,949
British American Tobacco PLC	United Kingdom	4,377,848		282,706,374
Imperial Brands PLC	United Kingdom	3,810,199		205,938,852
Philip Morris International Inc	United States	636,649		64,759,936
Reynolds American Inc	United States	3,147,696		169,755,245
				923,353,356
Wireless Telecommunication Services 1.2%
Vodafone Group PLC	United Kingdom	58,574,055		177,800,672
Total Common Stocks and Other Equity Interests
(Cost $10,389,857,891)				12,955,208,302
Convertible Preferred Stocks (Cost $755,800) 0.0%†
Banks 0.0%†
[g] Columbia Banking System Inc., 5.168%, cvt. pfd., B	United States	7,558		2,471,975

		Principal
		Amount *
Corporate Bonds, Notes and Senior Floating Rate
Interests 4.1%
Avaya Inc.,
[h] senior note, 144A, 10.50%, 3/01/21	United States	67,859,000		15,268,275
[h] senior secured note, 144A, 7.00%, 4/01/19	United States	37,416,000		26,845,980
[i,j] Term B-3 Loan, 5.134%, 10/26/17	United States	37,242,834		28,919,060
[i,j] Term B-6 Loan, 6.50%, 3/30/18	United States	22,002,294		16,274,833
[i,j] Term B-7 Loan, 6.25%, 5/29/20	United States	23,045,807		16,381,720
[i,j] Belk Inc., Closing Date Term Loan, 5.75%, 12/12/22	United States	42,661,080		34,128,864
iHeartCommunications Inc.,
senior secured note, first lien, 9.00%, 12/15/19	United States	74,295,000		56,742,806
[i,j] Tranche D Term Loan, 7.21%, 1/30/19	United States	94,620,527		69,546,087
[i,j] Tranche E Term Loan, 7.96%, 7/30/19	United States	30,412,812		22,372,425
[i,j] Toys R Us-Delaware Inc.,
FILO Loans, 8.25%, 10/24/19	United States	8,171,000		7,937,309
Term B-4 Loan, 9.75%, 4/24/20	United States	78,185,303		67,890,878
[h] Valeant Pharmaceuticals International,
senior bond, 144A, 6.75%, 8/15/21	United States	10,842,000		9,297,015
senior bond, 144A, 7.25%, 7/15/22	United States	5,337,000		4,604,230
senior note, 144A, 6.375%, 10/15/20	United States	66,425,000		57,457,625
[i,j,k] Veritas Software Corp.,
Term Loan B1, 6.625%, 6/15/23	United States	470,820	EUR	445,940
Term Loan B1, 6.625%, 1/27/23	United States	45,180,968		39,533,347
Term Loan B2, 8.625%, 1/27/23	United States	43,619,400		37,458,159

22 Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount *	Value
Corporate Bonds, Notes and Senior Floating Rate
Interests (continued)
[h] Veritas U.S. Inc./Veritas Bermuda Ltd., senior note, 144A, 10.50%, 2/01/24	United States	53,953,000	$46,129,815
[h] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	51,569,000	55,307,753
Total Corporate Bonds, Notes and Senior Floating Rate
Interests (Cost $721,570,593)			612,542,121
Corporate Notes and Senior Floating Rate Interests in
Reorganization 1.3%
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	19,594	—
[i,j,l] Caesars Entertainment Operating Co. Inc., 1.50%, 3/01/17,
Term B-5-B Loans	United States	9,541,623	9,414,405
Term B-6-B Loans	United States	45,490,495	45,604,221
Term B-7 Loans	United States	30,701,720	31,034,312
[l] Samson Investment Co., senior note, 9.75%, 2/15/20	United States	55,052,000	1,238,670
[i,j,l] Texas Competitive Electric Holdings Co. LLC, Term Loans, 4.943%, 10/10/17	United States	194,177,556	65,130,453
[h,l] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, first lien, 144A, 4.934%, 10/01/20	United States	98,672,000	33,795,160
[h,l,m] Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	17,468,800	6,114
Total Corporate Notes and Senior Floating Rate Interests in
Reorganization (Cost $371,117,599)			186,223,335

		Shares
Companies in Liquidation 0.1%
[a] Adelphia Recovery Trust	United States	99,967,609	209,932
[a,e] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	12,005,115	120,051
[a,b,c,d] CB FIM Coinvestors LLC	United States	43,105,703	—
[a,e,f] Century Communications Corp., Contingent Distribution	United States	33,138,000	—
[a,b] FIM Coinvestor Holdings I, LLC	United States	53,924,666	—
[a,n] Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	420,480,670	13,140,021
[a,e,f] Tribune Media Litigation Trust, Contingent Distribution	United States	995,739	—
[a,e,f] Tropicana Litigation Trust, Contingent Distribution	United States	76,355,000	—
Total Companies in Liquidation (Cost $37,035,312)			13,470,004

		Principal
		Amount *
Municipal Bonds (Cost $56,143,000) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	64,157,000	42,904,994
Total Investments before Short Term Investments
(Cost $11,576,480,195)			13,812,820,731
Short Term Investments 7.5%
U.S. Government and Agency Securities 7.5%
FHLB, 7/01/16	United States	153,800,000	153,800,000
[o] U.S. Treasury Bill,
7/07/16	United States	185,900,000	185,897,769
[p]7/14/16 - 12/08/16	United States	784,000,000	783,463,111
Total U.S. Government and Agency Securities
(Cost $1,122,832,953)			1,123,160,880

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Semiannual Report 23

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Total Investments (Cost $12,699,313,148) 100.1%			$14,935,981,611
Securities Sold Short (0.5)%			(78,849,335)
Other Assets, less Liabilities 0.4%			66,913,109
Net Assets 100.0%			$14,924,045,385
[q] Securities Sold Short (Proceeds $77,333,215) (0.5)%
Common Stocks (0.5)%
Health Care Equipment & Supplies (0.5)%
Abbott Laboratories	United States	2,005,834	$(78,849,335)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dAt June 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
eContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
fSecurity has been deemed illiquid because it may not be able to be sold within seven days.
gVariable rate security. The rate shown represents the yield at period end.
hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
June 30, 2016, the aggregate value of these securities was $248,711,967, representing 1.7% of net assets.
iSee Note 1(h) regarding senior floating rate interests.
jThe coupon rate shown represents the rate at period end.
kSecurity purchased on a delayed delivery basis. See Note 1(c).
lSee Note 8 regarding credit risk and defaulted securities.
mIncome may be received in additional securities and/or cash.
nBankruptcy Claim represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent the amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pA portion or all of the security has been segregated as collateral for securities sold short. At June 30, 2016, the aggregate value of these securities and/or cash pledged amounted to $116,933,513, representing 0.8% of net assets.
qSee Note 1(f) regarding securities sold short.

24 Semiannual Report

franklintempleton.com

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At June 30, 2016, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

			Number of	Notional Expiration		Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Currency Contracts
EUR/USD		Short 1,618		$224,649,188	9/19/16	$6,281,234	$—
GBP/USD		Short 3,923		324,824,400	9/19/16	30,911,572	—
Total Futures Contracts						$37,192,806	$—
Net unrealized appreciation (depreciation)						$37,192,806

At June 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).
Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	BANT	Buy	7,725,960	$8,580,659	7/06/16	$25,140	$(28,448)
Euro	BANT	Sell	15,671,974	17,154,502	7/06/16	26,262	(270,766)
Euro	BONY	Buy	3,390,510	3,803,290	7/06/16	—	(39,150)
Euro	FBCO	Buy	10,127,364	11,298,040	7/06/16	34,936	(89,589)
Euro	FBCO	Sell	2,257,684	2,574,214	7/06/16	67,736	—
Euro	HSBC	Buy	5,658,440	6,272,036	7/06/16	34,099	(24,142)
Euro	HSBC	Sell	16,578,494	18,181,576	7/06/16	47,240	(271,087)
Euro	SSBT	Buy	7,474,044	8,305,117	7/06/16	39,172	(46,614)
Euro	SSBT	Sell	2,292,617	2,589,016	7/06/16	43,755	—
British Pound	BANT	Buy	11,822,266	16,804,460	7/21/16	—	(1,037,734)
British Pound	BANT	Sell	48,969,072	69,500,309	7/21/16	4,192,867	—
British Pound	FBCO	Sell	4,307,974	6,153,122	7/21/16	407,807	—
British Pound	DBFX	Sell	1,925,013	2,770,671	7/21/16	203,384	—
British Pound	HSBC	Buy	8,020,585	11,330,040	7/21/16	—	(633,413)
British Pound	HSBC	Sell	42,349,359	60,085,937	7/21/16	3,606,853	—
British Pound	SSBT	Buy	5,259,940	7,418,361	7/21/16	—	(403,459)
Euro	BANT	Buy	889,970	979,755	7/21/16	8,843	—
Euro	BANT	Sell	13,046,423	14,412,234	7/21/16	33,344	(113,353)
Euro	BONY	Buy	2,718,578	2,992,429	7/21/16	27,425	—
Euro	BONY	Sell	3,904,503	4,313,926	7/21/16	15,228	(38,507)
Euro	DBFX	Sell	816,000	893,959	7/21/16	—	(12,471)
Euro	HSBC	Buy	2,900,000	3,259,224	7/21/16	—	(37,843)
Euro	HSBC	Sell	13,478,567	14,935,410	7/21/16	40,725	(77,593)
Euro	SSBT	Sell	15,926,668	17,768,229	7/21/16	148,744	(72,195)
South Korean Won	BANT	Sell	26,245,640,362	21,960,881	8/12/16	—	(795,044)
South Korean Won	FBCO	Buy	3,135,126,131	2,723,355	8/12/16	—	(5,087)
South Korean Won	FBCO	Sell	32,194,074,189	27,643,692	8/12/16	224,527	(494,268)
South Korean Won	HSBC	Buy	4,269,612,000	3,734,137	8/12/16	—	(32,228)
South Korean Won	HSBC	Sell	62,794,034,943	52,009,151	8/12/16	6,294	(2,441,854)
British Pound	BANT	Sell	54,734,322	78,201,906	8/19/16	5,185,130	—
British Pound	HSBC	Sell	19,472,880	27,619,777	8/19/16	1,642,531	—
Euro	BANT	Sell	3,285,377	3,744,821	10/03/16	85,004	—
Euro	HSBC	Sell	33,499,149	38,184,928	10/03/16	867,825	—
Euro	SSBT	Sell	33,600,298	38,304,466	10/03/16	874,686	—
Euro	BANT	Sell	29,594,072	33,543,697	10/18/16	556,906	—
Euro	SSBT	Sell	33,401,385	37,845,172	10/18/16	614,590	—
British Pound	SSBT	Sell	105,608,314	151,916,503	10/24/16	10,919,704	—
Euro	BANT	Sell	14,884,001	17,235,674	11/04/16	634,023	—
Euro	HSBC	Sell	14,884,002	17,243,116	11/04/16	641,465	—
South Korean Won	BANT	Sell	16,574,001,668	14,353,583	11/14/16	—	(8,333)
South Korean Won	FBCO	Sell	14,607,658,812	12,672,921	11/14/16	15,797	(891)
South Korean Won	HSBC	Sell	60,593,230,157	53,107,584	11/14/16	610,864	(9,300)

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Semiannual Report 25

FRANKLIN MUTUAL SHARES FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BANT	Sell	12,414,708	$13,999,889	11/18/16	$144,709	$—
Euro	BONY	Sell	12,118,339	13,742,987	11/18/16	219,538	(974)
Euro	HSBC	Sell	18,984,497	21,452,170	11/18/16	265,080	(167)
Euro	SSBT	Sell	7,074,614	7,979,290	11/18/16	84,048	(235)
British Pound	BANT	Sell	4,513,723	6,051,309	11/23/16	28,944	(6,276)
British Pound	BONY	Sell	76,393,968	110,980,846	11/23/16	8,947,146	—
British Pound	FBCO	Sell	1,212,569	1,639,848	11/23/16	20,310	—
British Pound	HSBC	Sell	67,867,599	97,445,695	11/23/16	6,812,079	(12,051)
British Pound	SSBT	Sell	16,829,457	23,240,144	11/23/16	776,711	(14,411)
Total Forward Exchange Contracts						$49,181,471	$(7,017,483)
Net unrealized appreciation (depreciation)						$42,163,988

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 43.

26 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2016 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$12,475,594,206
Cost - Non-controlled affiliates (Note 11)	223,718,942
Total cost of investments	$12,699,313,148
Value - Unaffiliated issuers	$14,325,844,188
Value - Non-controlled affiliates (Note 11)	610,137,423
Total value of investments	14,935,981,611
Cash	4,689,288
Restricted Cash (Note 1e)	13,490,000
Foreign currency, at value (cost $6,585,252)	6,544,124
Receivables:
Investment securities sold	53,579,317
Capital shares sold	6,904,822
Dividends and interest	54,184,975
European Union tax reclaims	3,866,790
Due from brokers	99,611,919
Variation margin	5,128,313
Unrealized appreciation on OTC forward exchange contracts	49,181,471
Other assets	6,970
Total assets	15,233,169,600
Liabilities:
Payables:
Investment securities purchased	171,885,366
Capital shares redeemed	21,566,516
Management fees	7,809,137
Distribution fees	3,910,346
Transfer agent fees	2,433,490
Trustees’ fees and expenses	757,913
Securities sold short, at value (proceeds $77,333,215)	78,849,335
Due to brokers	14,490,000
Unrealized depreciation on OTC forward exchange contracts	7,017,483
Accrued expenses and other liabilities	404,629
Total liabilities	309,124,215
Net assets, at value	$14,924,045,385
Net assets consist of:
Paid-in capital	$11,889,530,655
Undistributed net investment income	185,566,306
Net unrealized appreciation (depreciation)	2,313,475,146
Accumulated net realized gain (loss)	535,473,278
Net assets, at value	$14,924,045,385

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The accompanying notes are an integral part of these financial statements. | Semiannual Report 27

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
June 30, 2016 (unaudited)

Class Z:
Net assets, at value	$7,118,673,180
Shares outstanding	262,659,913
Net asset value and maximum offering price per share	$27.10
Class A:
Net assets, at value	$4,734,354,215
Shares outstanding	176,385,592
Net asset value per share[a]	$26.84
Maximum offering price per share (net asset value per share ÷ 94.25%)	$28.48
Class C:
Net assets, at value	$1,074,994,835
Shares outstanding	40,576,336
Net asset value and maximum offering price per share[a]	$26.49
Class R:
Net assets, at value	$127,885,853
Shares outstanding	4,792,715
Net asset value and maximum offering price per share	$26.68
Class R6:
Net assets, at value	$1,868,137,302
Shares outstanding	68,919,114
Net asset value and maximum offering price per share	$27.11
[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended June 30, 2016 (unaudited)

Investment income:
Dividends:
Unaffiliated issuers			$228,111,880
Non-controlled affiliates (Note 11)			4,002,922
Interest			41,411,948
Income from securities loaned (net of fees and rebates)			238,586
Total investment income			273,765,336
Expenses:
Management fees (Note 3a)			46,157,049
Distribution fees: (Note 3c)
Class A			5,793,617
Class C			5,276,081
Class R			318,025
Transfer agent fees: (Note 3e)
Class Z			4,303,566
Class A			3,005,316
Class C			684,196
Class R			82,469
Class R6			141
Custodian fees (Note 4)			175,238
Reports to shareholders			423,053
Registration and filing fees			128,287
Professional fees			135,917
Trustees’ fees and expenses			244,857
Dividends and/or interest on securities sold short			236,816
Other			138,147
Total expenses			67,102,775
Expense reductions (Note 4)			(6,951)
Expenses waived/paid by affiliates (Note 3f)			(6,289)
Net expenses			67,089,535
Net investment income			206,675,801
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers			219,298,544
Non-controlled affiliates (Note 11)			102,198,306
Foreign currency transactions			35,138,089
Futures contracts			5,286,547
Securities sold short		(2,782,365)
Net realized gain (loss)			359,139,121
Net change in unrealized appreciation (depreciation) on:
Investments		(13,016,818)
Translation of other assets and liabilities denominated in foreign currencies			6,346,538
Futures contracts			27,691,585
Net change in unrealized appreciation (depreciation)			21,021,305
Net realized and unrealized gain (loss)			380,160,426
Net increase (decrease) in net assets resulting from operations			$586,836,227

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	| Semiannual Report	29

FRANKLIN MUTUAL SHARES FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months
	Ended June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
Increase (decrease) in net assets:
Operations:
Net investment income	$206,675,801	$266,380,152
Net realized gain (loss)	359,139,121	1,102,537,685
Net change in unrealized appreciation (depreciation)	21,021,305	(1,980,421,559)
Net increase (decrease) in net assets resulting from operations	586,836,227	(611,503,722)
Distributions to shareholders from:
Net investment income:
Class Z	–	(143,955,672)
Class A	–	(88,556,211)
Class C	–	(11,852,920)
Class R	–	(2,112,252)
Class R6	–	(43,006,986)
Net realized gains:
Class Z	–	(428,103,004)
Class A	–	(307,474,440)
Class C	–	(71,195,451)
Class R	–	(8,639,243)
Class R6	–	(120,486,342)
Total distributions to shareholders	–	(1,225,382,521)
Capital share transactions: (Note 2)
Class Z	65,919,847	251,525,140
Class A	(270,474,821)	30,013,668
Class C	(64,112,734)	(637,580)
Class R	(11,060,327)	(22,173,401)
Class R6	(131,805,099)	(92,769,124)
Total capital share transactions	(411,533,134)	165,958,703
Net increase (decrease) in net assets	175,303,093	(1,670,927,540)
Net assets:
Beginning of period	14,748,742,292	16,419,669,832
End of period	$14,924,045,385	$14,748,742,292
Undistributed net investment income (distributions in excess of net investment income)
included in net assets:
End of period	$185,566,306	$(21,109,495)

30 Semiannual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN MUTUAL SHARES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Series Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of seven separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class C, Class R and Class R6. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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Semiannual Report 31

FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a

32 Semiannual Report

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FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2016, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/ counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At June 30, 2016, the Fund received $27,062,647 in United Kingdom Treasury Bonds and U.S. Treasury Bills and Notes as collateral for derivatives.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e. Restricted Cash

At June 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those

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Semiannual Report 33

FRANKLIN MUTUAL SHARES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

f. Securities Sold Short (continued)

dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2016, the Fund had no securities on loan.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

34 Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount

Class Z Shares:
Shares sold	18,464,650	$481,091,129	18,527,093	$545,265,061
Shares issued in reinvestment of distributions	—	—	20,294,629	521,881,031
Shares redeemed	(16,230,239)	(415,171,282)	(27,833,775)	(815,620,952)
Net increase (decrease)	2,234,411	$65,919,847	10,987,947	$251,525,140

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	June 30, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	5,332,276	$135,300,087	15,761,911	$457,551,710
Shares issued in reinvestment of distributions	—	—	14,388,011	366,862,039
Shares redeemed	(15,924,246)	(405,774,908)	(27,287,017)	(794,400,081)
Net increase (decrease)	(10,591,970)	$(270,474,821)	2,862,905	$30,013,668
Class C Shares:
Shares sold	1,133,874	$28,512,914	3,234,045	$92,690,292
Shares issued in reinvestment of distributions	—	—	3,117,765	78,828,425
Shares redeemed	(3,679,246)	(92,625,648)	(5,988,237)	(172,156,297)
Net increase (decrease)	(2,545,372)	$(64,112,734)	363,573	$(637,580)
Class R Shares:
Shares sold	295,732	$7,457,704	602,956	$17,551,336
Shares issued in reinvestment of distributions	—	—	420,635	10,682,958
Shares redeemed	(727,547)	(18,518,031)	(1,732,914)	(50,407,695)
Net increase (decrease)	(431,815)	$(11,060,327)	(709,323)	$(22,173,401)
Class R6 Shares:
Shares sold	154,943	$3,895,777	827,212	$24,011,578
Shares issued in reinvestment of distributions	—	—	6,362,712	163,493,328
Shares redeemed	(5,263,120)	(135,700,876)	(9,407,142)	(280,274,030)
Net increase (decrease)	(5,108,177)	$(131,805,099)	(2,217,218)	$(92,769,124)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

For the period ended June 30, 2016, the annualized effective investment management fee rate was 0.649% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class Z and Class R6 shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$361,012
CDSC retained	$18,763

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2016, the Fund paid transfer agent fees of $8,075,688 of which $3,631,235 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

	Number of							% of Affiliated
	Shares			Number of				Fund Shares
	Held at			Shares Held	Value		Realized	Outstanding
	Beginning	Gross	Gross	at End	at End	Investment	Gain	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	—	80,712,000	(80,712,000)	—	$—	$—	$—	—%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until April 30, 2017. There were no Class R6 transfer agent fees waived during the period ended June 30, 2016.

h. Other Affiliated Transactions

At June 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned 11.8% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2016, the custodian fees were reduced as noted in the Statement of Operations.

5. Independent Trustees’ Retirement Plan

On January 1, 1993, the Trust adopted an Independent Trustees’ Retirement Plan (Plan). The Plan is an unfunded defined benefit plan that provides benefit payments to Trustees whose length of service and retirement age meets the eligibility requirements of the Plan. Benefits under the Plan are based on years of service and fees paid to each trustee at the time of retirement. Effective in December 1996, the Plan was closed to new participants.

During the period ended June 30, 2016, the Fund’s projected benefit obligation and benefit payments under the Plan were as follows:

[a]Projected benefit obligation at June 30, 2016	$764,140
[b]Increase in projected benefit obligation	$23,244
Benefit payments made to retired trustees	$(7,227)

aThe projected benefit obligation is included in trustees’ fees and expenses in the Statement of Assets and Liabilities.
bThe increase in projected benefit obligation is included in trustees’ fees and expenses in the Statement of Operations.

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6. Income Taxes

At June 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$12,721,880,990
Unrealized appreciation	$3,871,853,157
Unrealized depreciation	(1,657,752,536)
Net unrealized appreciation (depreciation)	$2,214,100,621

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2016, aggregated $1,356,389,311 and $1,486,337,431, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At June 30, 2016, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $186,223,335, representing 1.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal
Amount/
Shares/		Acquisition
Units	Issuer	Dates	Cost	Value
19,594	Broadband Ventures III LLC, secured promissory note,
	5.00%, 2/01/12	7/01/10 – 11/30/12	$19,594	$—
43,105,703	CB FIM Coinvestors LLC	1/15/09 – 6/02/09	—	—
53,924,666	FIM Coinvestor Holdings I, LLC	11/20/06 – 6/02/09	—	—
7,234,813	International Automotive Components Group Brazil LLC	4/13/06 – 12/26/08	4,804,678	119,107
63,079,866	International Automotive Components Group North America
	LLC	1/12/06 – 3/18/13	51,662,536	27,828,692
39,407	Warrior Met Coal LLC, A	9/19/14 – 12/04/14	51,755,872	3,972,872
92,157	Warrior Met Coal LLC, B	3/31/16 – 6/23/16	7,372,579	9,290,937
	Total Restricted Securities (Value is 0.3% of Net Assets)		$115,615,259	$41,211,608

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information

At June 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin	$37,192,806	[a]
	Unrealized appreciation	49,181,471		Unrealized depreciation on	$7,017,483
	on OTC forward			OTC forward exchange
	exchange contracts			contracts
Totals		$86,374,277			$7,017,483

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

					Net Change in
					Unrealized
Derivative Contracts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Period		Operations Locations	for the Period
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$36,409,183	[a]	Translation of other assets and	$7,196,467	[a]
				liabilities denominated in
				foreign currencies
	Futures contracts	5,286,547		Futures contracts	27,691,585
Totals		$41,695,730			$34,888,052

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the period ended June 30, 2016, the average month end fair value of derivatives represented 0.5% of average month end net assets. The average month end number of open derivative contracts for the period was 135.

See Note 1(d) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the period ended June 30, 2016, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Gain
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	(Loss)
Controlled Affiliates[a]
CB FIM Coinvestors LLC	43,105,703	—	—	43,105,703	$—	$—	$—
Non-Controlled Affiliates
Alexander’s Inc	326,675	—	—	326,675	$133,685,210	$2,613,400	$124,137
Federal Signal Corp	3,360,800	—	—	3,360,800	43,287,104	470,512	—
Guaranty Bancorp	1,146,366	—	—	1,146,366	19,144,312	263,664	—
International Automotive Components
Group Brazil LLC	7,234,813	—	—	7,234,813	119,107	—	—
International Automotive Components
Group North America LLC	63,079,866	—	—	63,079,866	27,828,692	—	—
White Mountains Insurance
Group Ltd	655,346	—	(196,827)	458,519	386,072,998	655,346	102,074,169
Total Non-Controlled Affiliates					610,137,423	4,002,922	102,198,306
Total Affiliated Securities (Value is 4.1% of Net Assets)					$610,137,423	$4,002,922	$102,198,306

[a]Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2016, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

13. Fair Value Measurements (continued)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$27,947,799	$27,947,799
Banks	1,332,312,977	2,471,975	—	1,334,784,952
Machinery	242,825,827	38,095,783	—	280,921,610
Oil, Gas & Consumable Fuels	967,965,273	—	13,263,809	981,229,082
All Other Equity Investments [b]	10,332,796,834	—	—[c]	10,332,796,834
Corporate Bonds, Notes and Senior Floating Rate
Interests	—	612,542,121	—	612,542,121
Corporate Notes and Senior Floating Rate Interests in
Reorganization	—	186,223,335	—[c]	186,223,335
Companies in Liquidation	209,932	13,260,072	—[c]	13,470,004
Municipal Bonds	—	42,904,994	—	42,904,994
Short Term Investments	969,360,880	153,800,000	—	1,123,160,880
Total Investments in Securities	$13,845,471,723	$1,049,298,280	$41,211,608	$14,935,981,611
Other Financial Instruments
Futures Contracts	$37,192,806	$—	$—	$37,192,806
Forward Exchange Contracts	—	49,181,471	—	49,181,471
Total Other Financial Instruments	$37,192,806	$49,181,471	$—	$86,374,277

Liabilities:
Other Financial Instruments
Securities Sold Short	$78,849,335	$—	$—	$78,849,335
Forward Exchange Contracts	—	7,017,483	—	7,017,483
Total Other Financial Instruments	$78,849,335	$7,017,483	$—	$85,866,818

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at June 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	EUR	Euro	ADR	American Depositary Receipt
BONY	Bank of New York Mellon	GBP	British Pound	FHLB	Federal Home Loan Bank
DBFX	Deutsche Bank AG	USD	United States Dollar	GO	General Obligation
FBCO	Credit Suisse International			PIK	Payment-In-Kind
HSBC	HSBC Bank PLC
SSBT	State Street Bank and Trust Co., N.A.

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FRANKLIN MUTUAL SHARES FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 16, 2016, unanimously approved the renewal of the Fund’s investment management agreement. Prior to a meeting of all of the trustees for the purpose of considering such approval, the independent trustees participated in two other meetings held in connection with the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement for the Fund, the Board, including the independent trustees, determined that the investment management fee structure was fair and reasonable and that continuance of the agreement was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement, the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreement. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, asset segregation, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, and marketing support payments made to financial intermediaries, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments (FTI) complex in comparison with those charged other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

The information obtained by the trustees during the renewal process also included a special report prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent third-party analyst that utilizes data from Lipper, Inc. (“Lipper”), an independent third-party analyst,, comparing the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper (Broadridge Section 15(c) Report). The trustees reviewed the Broadridge Section 15(c) Report and its usefulness in the approval process with respect to matters such as comparative fees, expenses, expense ratios, performance and volatility. They concluded that the report continues to be a reliable resource in the performance of their duties.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to FTI from its overall U.S. Fund operations, as well as on an individual fund-by-fund basis. Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal matters.

Particular attention was given to management’s diligent risk management program, including continual monitoring and management of counterparty credit risk and attention given to derivatives and other complex instruments that are held and expected to be held by the Fund and how such instruments are used to carry out the Fund’s investment goals. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule-making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act. The Board also noted that they received an annual report on all marketing support payments made by FTI to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the SEC relating to mutual fund distribution and sub accounting fees.

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SHAREHOLDER INFORMATION

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that, in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s long-term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s significant efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements.

The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund over the one-, three-, five- and 10-year periods ended December 31, 2015. They considered the history of successful performance of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks, style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods. The trustees had meetings during the year, including the meetings referred to above held in connection with the approval process, with the Fund’s portfolio managers to discuss performance and the management of the Fund. In addition, particular attention in assessing performance was given to the Broadridge Section 15(c) Report. That report showed the investment performance of the Fund (Class A shares) in comparison to other funds determined comparable by Lipper.

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FRANKLIN MUTUAL SHARES FUND
SHAREHOLDER INFORMATION

The comparable funds to the Fund, as chosen by Lipper, included all retail and institutional large-cap value funds. The Fund had total returns in the middle performing quintile for the one-year period ended December 31, 2015, and had annualized total returns for the three- and five-year periods in the lowest performing quintile. The trustees noted that the Fund’s total return on an annualized basis for the 10-year period ended December 31, 2015, was in the second-lowest performing quin-tile. The trustees also compared Fund performance to other industry benchmarks, including measures of risk-adjusted performance of a fund, as part of their evaluation of investment performance. The Board discussed with management the reasons for the relative underperformance for the three-, five- and 10-year periods ended December 31, 2015. As part of such discussions, management discussed in detail the impact that holdings in European securities had on performance. In addition, management noted the recent change by Lipper in the Fund’s peer universe classification from large cap value to multi-cap value and the positive effect that such change had on the Fund’s relative peer universe rankings. Taking into account such discussions and intending to continuously monitor future performance, the Board did not believe such comparative performance warranted any change in portfolio management, and concluded that the Fund had performed in an acceptable manner in the context of the Fund’s objectives.

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increases in the Fund’s expense ratios (or components thereof). In considering the appropriateness of the management fee and other expenses charged to the Fund, the Board took into account various factors including investment performance and matters relating to Fund operations, including, but not limited to, the quality and experience of its portfolio managers and research staff. Consideration was also given to a comparative analysis in the Broadridge Section 15(c) Report of the investment management fee and total expense ratio of the Fund in comparison with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses.

In reviewing comparative costs, emphasis was given to the Fund’s contractual management fee in comparison with the contractual management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual management fee analysis includes administrative charges as being part of the management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares.

The Fund’s contractual management fee rate was in the most expensive quintile of its Lipper expense group and its total expenses were in the most expensive quintile of such group. The noted that the Fund’s total expenses were within 7.5 basis points of its expense group median. The Board found such comparative fees and expenses to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2015, the most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability; economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may

46 Semiannual Report

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FRANKLIN MUTUAL SHARES FUND
SHAREHOLDER INFORMATION

not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The trustees considered economies of scale realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. While recognizing that any precise determination is inherently subjective, the trustees noted that, based upon the Profitability Study, as some funds increase in size, at some point economies of scale may result in the investment manager realizing a larger profit margin on investment management services provided to such a fund. The trustees also noted that benefits of economies of scale will be shared with Fund shareholders due to the decline in the effective investment management fee rate as breakpoints are achieved by the Fund.

The trustees noted that breakpoints had been instituted as part of the Fund’s investment management fee in 2004, with additional breakpoints being added as deemed appropriate by the Board. The trustees assessed the savings to shareholders resulting from such breakpoints and believed they were, and continue to be, appropriate and they agreed to continue to monitor the appropriateness of the breakpoints. The trustees also considered the effects an increase in assets under management would have on the investment management fee and expense ratio of the Fund. To the extent further economies of scale may be realized by the investment manager and its affiliates, the Board believed the investment management and administrative fees provide a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUNDS

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date August 25, 2016

By /s/Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date: August 25, 2016